BOND FUNDS     MULTI-ASSET FUND     STOCK FUNDS

                                     (LOGO)
                                  Mason Street
                                    Funds(R)

                                 MARCH 31, 2001

                                  ANNUAL REPORT

This report is submitted for the general information of shareholders of Mason Street Funds(R). It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully before investing.

LETTER TO SHAREHOLDERS April 16, 2001

(PHOTO)
JAMES D. ERICSON

The downturn in the stock market that began in the first quarter of 2000 continues, and the economic slowdown that has seemed likely for some time now appears to be upon us. Economic growth began to slow in the third quarter of 2000, and forecasts for 2001 range from a full-blown recession to moderate real growth of about 3%.

The stock market, traditionally a leading indicator of economic performance, has been in a downward trend for more than a year. Bond investors have fared much better than stock investors, realizing the best returns in five years in 2000 and the early months of 2001. In this difficult investment environment, the Mason Street Funds(R) have performed relatively well; though all the equity funds had negative returns for the last 12 months, six of the nine actively managed funds have outperformed their benchmarks. Each of the three bond funds have provided a positive return over the last year, and all three have performed better than the indices with which they are compared. Because the Mason Street Funds(R) are highly diversified and are managed for relatively low risk within their asset categories, these funds tend to achieve better performance than more aggressive fund groups in weak markets.

After nearly a decade of growth, the economy is experiencing a relatively rare combination of a traditional inventory cycle and a structural overcapacity problem, particularly in the technology sector. Most business cycles in the last 50 years were driven by inventory; as supply and demand became unbalanced, companies had to sell down excess inventory before resuming high rates of production.

More problematic and less familiar is the high-tech investment cycle. Apparently believing in unlimited demand for technological advances and telecommunications access, companies dramatically overbuilt capacity in chips, optical fiber, personal computers, and other high-tech products. As demand weakens, corporations in many industries are reducing spending to restore shrinking profits, exacerbating the problem of high-tech overcapacity.

Despite its current problems, the economy has important basic strengths. The dollar remains strong and inflation is relatively low. The inventory correction is well under way. Unemployment has not surged, and consumer spending on autos and housing has held up, responding to lower interest rates. However, if the pace of layoffs accelerates as companies strive to reduce costs, unemployment will rise and consumer spending could drop sharply.

The Federal Reserve has demonstrated its concern about a recession by lowering interest rates, and further rate cuts are possible. It seems likely that a tax cut later this year will provide some stimulus, especially if it is retroactive.

As 2001 began, the mood of the market was far from optimistic. In the first quarter, the outlook has seemed less and less positive, as many companies have issued profit warnings, often stating that they are unable to predict when conditions might improve. Earnings forecasts are continually being revised downward; the current consensus is that 2001 earnings for the S&P 500(R) Index will be flat with last year. Some signs of improving earnings will almost certainly be required before the market can recover significantly.

The drop in stock prices over the last year has been accompanied by changes in the character of the market. In the late 1990s, money seemed to be moving steadily into technology and out of almost every other industry sector. As the endless growth implied by soaring prices of technology stocks proved to be illusory, there has been a shift in market focus from growth to value. It appears also that some nervous investors are moving out of the equity market altogether, reducing demand for stocks and causing further weakness.

For several years we have cautioned investors that the high rates of growth we have seen in the economy and the markets cannot be sustained forever. If the current slowdown results in lower, more reasonable expectations of long-term growth and returns from investments, it may serve a positive purpose.

We urge investors to remember that market conditions do vary over time, and that market movement down as well as up is an inherent reality of investing. If you find that your tolerance for risk is less than you previously thought, you may want to consider revising your long-term strategy to place more focus on less risky assets, such as bond funds, which generally have lower but less volatile returns than stock funds. But if you have many years to invest before retirement or other purposes for which you are investing, and if your mix of assets is consistent with your long-term goals, patience may be your best course. We do not believe that it is possible to time the market accurately, that is to spot the bottom as the time to get in or the top as a time to get out. But since statistics regarding past bear markets suggest that we may be near the low point, it does not seem to be a good time for a major move out of the equity market.

As you consider which funds within the Mason Street Family are best for you, please call on your Registered Representative, who stands ready to provide assistance as you make these important choices.

Mason Street Funds(R)

/s/James D. Ericson

JAMES D. ERICSON
President

--------------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

TABLE OF CONTENTS

PERFORMANCE SUMMARY                           3
-----------------------------------------------
OVERVIEW AND OUTLOOK                          4
-----------------------------------------------
SMALL CAP GROWTH STOCK FUND                   6
-----------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                  9
-----------------------------------------------
INTERNATIONAL EQUITY FUND                    13
-----------------------------------------------
INDEX 400 STOCK FUND                         17
-----------------------------------------------
GROWTH STOCK FUND                            23
-----------------------------------------------
GROWTH AND INCOME STOCK FUND                 27
-----------------------------------------------
INDEX 500 STOCK FUND                         30
-----------------------------------------------
ASSET ALLOCATION FUND                        37
-----------------------------------------------
HIGH YIELD BOND FUND                         47
-----------------------------------------------
MUNICIPAL BOND FUND                          53
-----------------------------------------------
SELECT BOND FUND                             57
-----------------------------------------------
FINANCIAL STATEMENTS                         62
-----------------------------------------------
NOTES TO FINANCIAL STATEMENTS               104
-----------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS           109
-----------------------------------------------
DIRECTORS AND OFFICERS                      110
-----------------------------------------------

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

For the Periods Ended March 31, 2001

CLASS A - WITHOUT INITIAL SALES CHARGE

                       Small Cap Aggressive Inter-    Index            Growth and  Index              High
                         Growth   Growth   national    400     Growth    Income    500       Asset    Yield  Municipal Select
Total Return(1)          Stock     Stock    Equity    Stock     Stock    Stock    Stock  Allocation   Bond    Bond      Bond
  (as of 3/31/2001)     Fund(2)     Fund     Fund     Fund(2)    Fund     Fund     Fund     Fund      Fund     Fund     Fund
------------------------------------------------------------------------------------------------------------------------------
One Year                -20.91%   -28.33%  -10.29%    -7.61%   -20.06%  -20.37%  -21.99%   -7.55%     4.42%   11.34%   13.32%
------------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative      N/A     29.32%   -4.40%      N/A     20.91%   -2.73%    7.73%   29.24%    -3.68%   18.37%   21.20%
------------------------------------------------------------------------------------------------------------------------------
Three Year Annualized      N/A      8.95%   -1.49%      N/A      6.53%   -0.92%    2.51%    8.93%    -1.24%    5.78%    6.62%
------------------------------------------------------------------------------------------------------------------------------
Since Inception          43.55%    96.01%    3.43%    10.69%    75.42%   38.02%   57.66%   66.09%    18.43%   32.25%   35.88%
------------------------------------------------------------------------------------------------------------------------------
  Annualized             23.38%    18.32%    0.85%     6.08%    15.08%    8.39%   12.05%   13.52%     4.32%    7.24%    7.97%
------------------------------------------------------------------------------------------------------------------------------


CLASS A(3) - WITH INITIAL SALES CHARGE

                       Small Cap Aggressive Inter-    Index            Growth and  Index              High
                         Growth   Growth   national    400     Growth    Income    500       Asset    Yield  Municipal Select
Total Return(1)          Stock     Stock    Equity    Stock     Stock    Stock    Stock  Allocation   Bond    Bond      Bond
  (as of 3/31/2001)     Fund(2)     Fund     Fund     Fund(2)    Fund     Fund     Fund     Fund      Fund     Fund     Fund
------------------------------------------------------------------------------------------------------------------------------
One Year               -24.68%   -31.74%  -14.53%   -11.99%   -23.87%   -24.14%  -25.69%  -11.91%   -0.59%    6.07%    7.88%
------------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative    N/A      23.20%   -8.96%     N/A      15.19%    -7.35%    2.61%   23.15%   -8.27%   12.70%   15.42%
------------------------------------------------------------------------------------------------------------------------------
Three Year Annualized    N/A       7.20%   -3.08%     N/A       4.83%    -2.51%    0.86%    7.19%   -2.84%    4.07%    4.90%
------------------------------------------------------------------------------------------------------------------------------
Since Inception         36.72%    86.68%   -1.50%     5.42%    67.06%    31.45%   50.15%   58.18%   12.79%   25.95%   29.41%
------------------------------------------------------------------------------------------------------------------------------
  Annualized            19.93%    16.89%   -0.38%     3.12%    13.69%     7.07%   10.70%   12.15%    3.05%    5.94%    6.66%
------------------------------------------------------------------------------------------------------------------------------

CLASS B - WITHOUT CONTINGENT DEFERRED SALES CHARGE

                       Small Cap Aggressive Inter-    Index            Growth and  Index              High
                         Growth   Growth   national    400     Growth    Income    500      Asset    Yield  Municipal Select
Total Return(1)          Stock     Stock    Equity    Stock     Stock    Stock    Stock  Allocation   Bond    Bond      Bond
  (as of 3/31/2001)     Fund(2)     Fund     Fund     Fund(2)    Fund     Fund     Fund     Fund      Fund     Fund     Fund
------------------------------------------------------------------------------------------------------------------------------
One Year               -21.40%  -28.78%  -10.76%     -8.13%   -20.61%   -20.89% -22.33%    -8.10%     3.88%   10.62%   12.71%
------------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative    N/A     26.79%   -6.09%       N/A     18.64%    -4.56%   5.84%    26.81%    -5.55%   16.07%   18.85%
------------------------------------------------------------------------------------------------------------------------------
Three Year Annualized    N/A      8.23%   -2.07%       N/A      5.86%    -1.54%   1.91%     8.24%    -1.89%    5.09%    5.93%
------------------------------------------------------------------------------------------------------------------------------
Since Inception         42.23%   90.94%    0.94%      9.67%    70.99%    34.54%  53.94%    61.93%    15.31%   28.75%   32.33%
------------------------------------------------------------------------------------------------------------------------------
  Annualized            22.72%   17.55%    0.23%      5.51%    14.35%     7.70%  11.39%    12.81%     3.63%    6.52%    7.25%
------------------------------------------------------------------------------------------------------------------------------

CLASS B(4) - WITH CONTINGENT DEFERRED SALES CHARGE

                       Small Cap Aggressive Inter-    Index            Growth and  Index              High
                         Growth   Growth   national    400     Growth    Income    500       Asset    Yield  Municipal Select
Total Return(1)          Stock     Stock    Equity    Stock     Stock    Stock    Stock  Allocation   Bond    Bond      Bond
  (as of 3/31/2001)     Fund(2)     Fund     Fund     Fund(2)    Fund     Fund     Fund     Fund      Fund     Fund     Fund
------------------------------------------------------------------------------------------------------------------------------
One Year                 -24.69%  -31.72%   -15.00%  -12.10%   -24.28%   -24.77%  -26.06%   -12.18%   -0.85%   5.62%    7.71%
------------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative      N/A     24.00%    -8.61%    N/A      15.69%    -6.86%    2.88%    23.87%   -7.63%  13.07%   15.94%
------------------------------------------------------------------------------------------------------------------------------
Three Year Annualized      N/A      7.43%    -2.95%    N/A       4.98%    -2.34%    0.95%     7.40%   -2.61%   4.18%    5.05%
------------------------------------------------------------------------------------------------------------------------------
Since Inception           38.23%   87.94%    -1.71%   5.91%     67.99%    31.69%   50.94%    58.93%   13.06%  25.75%   29.42%
------------------------------------------------------------------------------------------------------------------------------
  Annualized              20.70%   17.09%    -0.43%   3.40%     13.85%     7.12%   10.84%    12.28%    3.12%   5.90%    6.66%
------------------------------------------------------------------------------------------------------------------------------

(1) Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(2) Inception date of 7/12/1999. Class B performance reflects a contingent deferred sales charge (CDSC) of 5% for One Year and 4% for Since Inception.

(3) Class A performance reflects the maximum sales charge of 4.75%.

(4) Class B performance reflects a contingent deferred sales charge (CDSC) of 5% for One Year and 3% for Three Year and Since Inception.

    N/A - Not Applicable

--------------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

OVERVIEW AND OUTLOOK

-----------
THE ECONOMY
-----------

After a nine-year expansion, often at rates that have appeared unsustainable, growth of the U.S. economy is definitely slowing. The big question now is whether an actual recession (defined officially as two consecutive quarters of negative real growth) will materialize, and, if it does, how long and how deep it will be.

In fact, the economic slowdown has already been under way for nearly a year. Although real growth for the full year 2000 was 5.0%, the annualized growth rate peaked at 5.6% in the second quarter before slowing to 2.2% in the third quarter and 1.0% in the fourth. The move downward is being led by the industrial sector, especially high tech, where orders and shipments are declining and production has slowed sharply. Businesses are under intense pressure to bring inventories, capital spending and other costs in line with the new reality of reduced growth in demand.

On the positive side, the Conference Board's index of consumer confidence rose in March, for the first time in six months. Spending on housing and autos remains strong, aided by lower interest rates. Unemployment remains moderate, but if layoffs become more widespread, consumers are likely to become frightened. The result could be a rapid drop in consumer sentiment and spending.

In the first quarter, strength in the consumer sector of the old economy offset much of the weakness in the new economy, which is being led down by the high-tech industry. Consumers are likely to be the main determinant of which force prevails, and the answer will not be known until later this year.



ECONOMIC GROWTH AND INFLATION

         REAL GDP        CPI-U

1991       -.5%           3.0%
1992       3.1%           3.0%
1993       2.7%           2.8%
1994       4.0%           2.6%
1995       2.7%           2.6%
1996       3.6%           3.2%
1997       4.4%           1.7%
1998       4.4%           1.6%
1999       4.2%           2.2%
2000       5.0%           3.4%

Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index - Urban is used for the inflation rate.

-----------------
THE EQUITY MARKET
-----------------

The long trend of positive equity returns ended rather abruptly in March 2000. Since then, the broad market averages have declined substantially, and the prices of many stocks, especially the technology shares that led the market's long upward trend, have dropped precipitously.

For the 12 months ended March 31, 2001 the S&P 500(R)Index dropped approximately 22%, and the blue-chip Dow Jones Industrial Average was down 10%. International markets were no better; the Dow Jones World Market Index, which excludes the U.S., was down 29%.

The technology-heavy Nasdaq Composite Index has fared even worse. During the 12 months ended March 31, 2001 the Index lost 60% of its value; at the end of the quarter, the Index was down 64% from its all-time high in March 2000. The fourth quarter of 2000, with a 33% slide, was the worst ever for the Index; and the first quarter of 2001, with a drop of nearly 26%, was the fourth worst quarter for the Index.

In the first quarter of 2001, the S&P 500(R) Index fell 12%, more than it fell for all of calendar year 2000. In 2000, the market's drop was dominated by dramatic declines in the large high-tech stocks that had led it up and a few other favorites, while many less prominent stocks had a fine year. But in the first quarter of 2001, continued erosion in tech stocks was accompanied by drops in such solid industries as drugs, banks, utilities and consumer products.

When market conditions are as bad as they have been in recent months, the inevitable question is, "When will things improve?" Although precise market timing is usually a futile exercise, history may provide some guidance to expectations. Since 1901, the median bear market has lasted almost exactly one year and has taken the Dow Jones Industrial Average down 25%, according to Ned Davis Research, a market research group based in Venice, Florida. At its low point so far this year, on March 22, the industrial average ended down 19.9% from its record high in January 2000. If this bear market proves to be typical, past history suggests that the market is due for a recovery some time in 2001. However, uncertainty regarding the extent and duration of the current weakness in technology investment makes it even more difficult than usual to forecast market trends.

MARCH 31, 2001

ANNUAL TOTAL RETURNS FROM S&P 500(R) INDEX

1991    30.5%
1992     7.6%
1993    10.1%
1994     1.2%
1995    37.4%
1996    22.8%
1997    33.3%
1998    28.5%
1999    21.1%
2000    -9.0%


Source: Standard & Poor's

---------------
THE BOND MARKET
---------------

For the 12-month period ending March 31, 2001, bonds substantially outperformed stocks; total return from the Merrill Lynch Domestic Master Index was 12.44%, versus a loss of 21.68% in the S&P 500(R) Index. U.S. government securities and high quality corporate and municipal bonds performed much better than lower-rated securities, as nervous investors sought safe havens from the volatile and declining stock market.

The market for U.S. Treasury bonds tends to be especially accurate at predicting economic trends. A year ago, as the economy was peaking, the Treasury yield curve was inverted, meaning that rates on long-term bonds were below those for short-term bonds. As signs of slowing economic growth and accelerating inflation have become increasingly pronounced, and as the Federal Reserve has moved to lower short-term interest rates, the yield curve has returned to a more normal shape. At the end of March 2001, the yield on three-month Treasury bills was 4.19%, compared with 5.51% for the Lehman Brothers Long Treasury-Bond Index.

Since bond returns consist of the sum of coupon interest and price appreciation, total returns have increased over the last year as the downward trend in interest rates has driven bond prices up. However, in the first quarter of 2001, prices of long-term bonds have declined somewhat, influenced more by the expectation of higher inflation than by falling short-term interest rates.

Current market conditions are characterized by fear that a recession will produce a series of defaults and rating downgrades, exacerbated by bankruptcy filings by several major bond issuers. The result is that the yield spread between ultra-safe Treasury securities and corporate bonds is wider than it has been since 1986.

ANNUAL TOTAL RETURNS FROM
MERRILL LYNCH DOMESTIC MASTER INDEX

1991    15.9%
1992     7.6%
1993    10.0%
1994    -2.8%
1995    18.5%
1996     3.6%
1997     9.7%
1998     8.9%
1999    -1.0%
2000    11.7%

Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds.

--------------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

---------------------------
SMALL CAP GROWTH STOCK FUND
---------------------------

---------------------------
SMALL CAP GROWTH STOCK FUND
---------------------------
--------------------------------------------------------------------------------
OBJECTIVE: To achieve long-term growth of capital primarily by investing in the common stocks of companies that can reasonably be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

PORTFOLIO: Primarily common stocks of small-capitalization companies.

STRATEGY: To locate and invest in companies with above-average potential for growth.

NET ASSETS: $12.5 million
--------------------------------------------------------------------------------

The Small Cap Growth Stock Fund owns the stocks of emerging growth companies, with the objective of maintaining a median market capitalization of $1 billion. The range of market capitalization will normally be between $200 million and $3 billion. The investment process involves detailed studies of individual companies. Factors evaluated include the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

The Small Cap Growth Stock Fund underperformed its major benchmark, the S&P SmallCap 600 Index, for the 12 months ended March 31, 2001, largely because of an underweighted position in the financial sector and also because of poor performance of some major technology holdings, many of which have been eliminated from the Fund.

Healthcare companies including Patterson Dental, Universal Health Services and Lincare Corporation contributed to performance. Other holdings that performed well were C.H. Robinson Worldwide, a transportation company, and Orion Power Holdings, an energy company.

In order to maintain the Fund's desired average market capitalization, some holdings are eliminated as they grow beyond the appropriate size. Accordingly, Nabors Industries, which had performed quite well, was replaced with Cal Dive International; both of these companies are in the energy sector.

SECTOR ALLOCATION
3/31/01

Information Technology                           21%
Healthcare                                       19%
Industrials                                      16%
Other Assets, Less Liabilities                   11%
Consumer Discretionary                           10%
Financials                                        7%
Energy                                            7%
Russell 2000 Futures                              5%
Materials                                         2%
Utilities                                         2%


TOP 10 EQUITY HOLDINGS
3/31/01

Company                                  % Net Assets
-----------------------------------------------------
Lincare Holdings, Inc.                           3.5%
O'Reilly Automotive, Inc.                        2.9%
Advent Software, Inc.                            2.9%
Radian Group, Inc.                               2.9%
Atlantic Coast Airlines Holdings, Inc.           2.8%
Patterson Dental Company                         2.3%
Orion Power Holdings, Inc.                       2.3%
Universal Health Services, Inc. - Class B        2.1%
Waddell & Reed Financial, Inc. - Class A         2.1%
Province Healthcare Company                      2.0%

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                     ---------------------------
                                                     SMALL CAP GROWTH STOCK FUND
                                                     ---------------------------

PERFORMANCE RELATIVE TO RELEVANT INDICES

                                         SMALL CAP
                                       GROWTH STOCK
          SMALL CAP      SMALL CAP         FUND
            GROWTH         GROWTH        CLASS B          S&P         RUSSELL
          STOCK FUND     STOCK FUND     REDEMPTION     600 STOCK    2000 STOCK
           CLASS A        CLASS B         VALUE        FUND INDEX   FUND INDEX
--------------------------------------------------------------------------------
7/12/99      9,524         10,000                        10,000        10,000
9/30/99      9,895         10,380                         9,399         9,334
3/31/00     17,287         18,095                        11,185        11,839
9/30/00     18,280         19,053                        11,670        12,422
3/31/01     13,672         14,223         13,823         11,041        10,812



TOTAL RETURN                                                Average
                                                             Annual
                                                 One         Since
For the periods ended March 31, 2001             Year      Inception*
---------------------------------------------------------------------
Small Cap Growth Stock Fund
(Class A - without initial sales charge)        -20.91%      23.38%
---------------------------------------------------------------------
S&P SmallCap 600 Index                           -1.28%       5.92%
---------------------------------------------------------------------
Russell 2000 Index                              -15.33%       4.64%
---------------------------------------------------------------------

*Fund inception date is 7/12/99. Returns are annualized.

The Small Cap Growth Stock Fund's investment in Initial Public Offerings (IPOs) had a significant impact on its since inception performance. There can be no assurance that IPOs will continue to have a positive effect on the Fund's performance. Since the Fund is relatively small in asset size, it may be easier to achieve higher returns than in a larger fund.

The Standard and Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of March 31, 2001, the 600 companies in the composite had a median market capitalization of $424.7 million and total market value of $316.2 billion. The SmallCap 600 represents approximately 1.7% of the market value of S&P's database of over 10,931 equities.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was $5.1 billion; the median market capitalization $791.1 million. Market capitalization of companies in the Index ranged from $520 billion to $178 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the Index had a total market capitalization of approximately $1.5 billion.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.


  SCHEDULE OF INVESTMENTS
                                          Shares/Par  Market Value
------------------------------------------------------------------
  COMMON STOCK (84.7%)
  CONSUMER DISCRETIONARY (10.4%)
* Catalina Marketing Corporation              3,800   $   123,766
* Coach, Inc.                                 4,600       132,986
* Dollar Tree Stores, Inc.                    4,850        93,438
* Getty Images, Inc.                          2,100        33,863
* The Gymboree Corporation                    5,500        55,000
* O'Reilly Automotive, Inc.                  18,500       368,844
* Palm Harbor Homes, Inc.                     2,800        42,525
* Peet's Coffee & Tea, Inc.                   3,200        22,600
  The Talbots, Inc.                           3,300       140,184
* Tommy Hilfiger Corp.                        8,600       110,510
* Westwood One, Inc.                          7,500       172,650
------------------------------------------------------------------
  TOTAL                                                 1,296,366
------------------------------------------------------------------


  ENERGY (7.2%)
* Cal Dive International, Inc.                5,900       149,713
* Energy Partners, Ltd.                       7,500        70,875
* Global Industries, Ltd.                    17,000       247,562
* Grant Prideco, Inc.                        11,000       189,200
* Marine Drilling Companies, Inc.             9,200       245,180
------------------------------------------------------------------
  TOTAL                                                   902,530
------------------------------------------------------------------

  FINANCIALS (6.5%)
  Investors Financial Services Corp.          3,400       199,325
  Radian Group, Inc.                          5,300       359,075
  Waddell & Reed Financial, Inc. -
     Class A                                  9,200       260,820
------------------------------------------------------------------
  TOTAL                                                   819,220
------------------------------------------------------------------


  HEALTHCARE (19.2%)
* Apogent Technologies, Inc.                  5,500       111,320
* CIMA Labs, Inc.                             3,400       211,225
* Davita, Inc.                                4,100        69,618
* Lincare Holdings, Inc.                      8,300       439,381
* Patterson Dental Company                    9,300       285,975
* Priority Healthcare Corporation -
    Class B                                   5,200       196,300
* Province Healthcare Company                 8,400       255,675
* Renal Care Group, Inc.                      6,400       171,648
* Shire Pharmaceuticals Group
    PLC, ADR                                  5,200       227,500
* Sybron Dental Specialties, Inc.             1,833        38,493
* Universal Health Services, Inc. -
    Class B                                   3,000       264,900
* Vascular Solutions, Inc.                   11,800        73,750
* Ventana Medical Systems, Inc.               2,500        58,125
------------------------------------------------------------------
  TOTAL                                                 2,403,910
------------------------------------------------------------------

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

SMALL CAP GROWTH STOCK FUND

                                                    Shares/Par    Market Value
--------------------------------------------------------------------------------

  INDUSTRIALS (16.4%)
* Atlantic Coast Airlines Holdings, Inc.                16,400      $344,399
  C.H. Robinson Worldwide, Inc.                          7,500       205,313
* CDW Computer Centers, Inc.                             3,200        99,200
* Charles River Associates Incorporated                  4,300        44,613
* The Corporate Executive
     Board Company                                       7,900       238,481
  Federal Signal Corporation                            10,300       201,159
* Heidrick & Struggles International, Inc.               4,100       118,644
* MCSi, Inc.                                             2,800        41,475
* Plexus Corp.                                           3,500        89,688
* Power-One, Inc.                                        2,300        33,327
* Resources Connection, Inc.                             7,600       168,150
  SkyWest, Inc.                                          7,100       165,075
* Tetra Tech, Inc.                                      10,000       202,500
* Triumph Group, Inc.                                    2,600        98,800
--------------------------------------------------------------------------------
  TOTAL                                                            2,050,824
--------------------------------------------------------------------------------

  INFORMATION TECHNOLOGY (20.5%)
* Advantage Learning Systems, Inc.                       4,100       118,388
* Advent Software, Inc.                                  8,300       367,793
* Aspen Technology, Inc.                                 6,500       155,188
* BARRA, Inc.                                            1,900       102,600
* C-Cube Microsystems, Inc.                             16,000       196,999
* Documentum, Inc.                                       2,000        22,000
* Forrester Research, Inc.                               5,000       119,063
* Hotel Reservations Network, Inc. -
     Class A                                             5,100       131,325
* Inet Technologies, Inc.                                6,200        36,425
* Inforte Corp.                                          7,000        56,000
* Luminent, Inc.                                         5,300        14,078
* MIPS Technologies, Inc. - Class A                      3,200        79,600
* PRI Automation, Inc.                                   9,100       155,838
* Semtech Corporation                                    5,000       147,188
* SmartForce Public Limited
     Company, ADR                                        8,200       181,937
* TESSCO Technologies Incorporated                       8,300        77,294
* THQ, Inc.                                              5,200       197,599
* Universal Access, Inc.                                 7,500        42,750
* UTStarcom, Inc.                                       11,500       191,187
* Varian, Inc.                                           6,400       163,600
--------------------------------------------------------------------------------
  TOTAL                                                            2,556,852
--------------------------------------------------------------------------------

  MATERIALS (2.2%)
* Airgas, Inc.                                           6,700        52,796
  Cambrex Corporation                                    5,500       228,525
--------------------------------------------------------------------------------
  TOTAL                                                              281,321
--------------------------------------------------------------------------------


                                                     Shares/Par    Market Value
--------------------------------------------------------------------------------
  UTILITIES (2.3%)
* Orion Power Holdings, Inc.                             9,300   $   285,510
--------------------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $11,020,073)                                            10,596,533
--------------------------------------------------------------------------------

  MONEY MARKET INVESTMENTS (12.7%)
  CIGARETTES (2.4%)
+Philip Morris Co., Inc., 5.5%, 4/2/01                 300,000       299,954

  FEDERAL GOVERNMENT AND AGENCIES (0.8%)
+Federal Home Loan Bank,
     Discount Corp., 4.78%, 4/16/01                    100,000        99,801
--------------------------------------------------------------------------------
  FINANCE SERVICES (9.5%)
+ Citicorp, 4.97%, 5/1/01                            1,200,000     1,195,030
--------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $1,594,785)                                              1,594,785
--------------------------------------------------------------------------------
  TOTAL INVESTMENTS (97.4%)
    (COST $12,614,858)o                                            12,191,318
--------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (2.6%)                              319,209
--------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                                      $12,510,527
--------------------------------------------------------------------------------
 *Non-Income Producing

  ADR - American Depositary Receipt

 +All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of March 31, 2001 is summarized below:

                                                                      Unrealized
                                      Number of       Expiration    Appreciation
  Issuer                              Contracts           Date    (Depreciation)
-------------------------------------------------------------------------------
  Russell 2000 Index
     (Total notional value at
        3/31/01, $677,050)                3              6/01           $3,800

 oAt March 31, 2001, the aggregate cost of securities for federal tax purposes was $12,689,040 and the net unrealized depreciation of investments based on that cost was $497,722 which is comprised of $1,507,723 aggregate gross unrealized appreciation and $2,005,445 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

-------------------------------------------------------------------------------
MARCH 31, 2001
-------------------------------------------------------------------------------

                                                    ----------------------------
                                                    AGGRESSIVE GROWTH STOCK FUND
                                                   -----------------------------


----------------------------
AGGRESSIVE GROWTH STOCK FUND
-----------------------------
   ----------------------------------------------------------------------------
   OBJECTIVE: To seek long-term growth of capital primarily by investing in the common stocks of companies that can be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

   PORTFOLIO:  Primarily common stocks of medium- and small-sized companies.

   STRATEGY: To identify and invest in companies with above-average potential for growth.

   NET ASSETS:  $72.2 million
  -----------------------------------------------------------------------------

The Aggressive Growth Stock Fund owns the stocks of emerging growth companies with market capitalizations generally in the range of $1 billion to $10 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

The Aggressive Growth Stock Fund underperformed its major benchmark, the S&P MidCap 400 Index for the 12 months ended March 31, 2001, largely because of an underweighted position in the financial sector, which performed relatively well, and also because of poor performance of some major technology holdings. As prices of technology stocks have plummeted over the last year, any strength has been used as an opportunity to further reduce exposure to this volatile sector, and no new technology holdings have been added. Nonetheless, major drops in the stock prices of large technology holdings including Sanmina and Jabil Circuit have a major negative impact on the Fund's overall performance. Within the financial sector, exceptional performance of a major holding, Investors Financial Services Corporation, and continued strength in Fiserv made positive contributions to the Fund's return.

Holdings that performed well include Dynegy, a deregulated utility that has become an independent power producer, and The Corporate Executive Board, which provides best practices research and executive education to major corporations. The energy sector was generally strong, with Nabors Industries and Weatherford International among holdings that performed well.



SECTOR ALLOCATION

3/31/01

Information Technology                           19%
Healthcare                                       15%
Industrials                                      14%
S&P MidCap 400 Index Futures                     10%
Consumer Discretionary                           10%
Other Assets, Less Liabilities                    9%
Energy                                            9%
Financials                                        8%
Telecommunication Services                        3%
Utilities                                         2%
Materials                                         1%



TOP 10 EQUITY HOLDINGS

3/31/01
Company                                  % Net Assets

Dynegy, Inc. - Class A                           2.3%
Patterson Dental Company                         2.1%
Weatherford International, Inc.                  2.1%
Kohl's Corporation                               2.0%
BJ Services Company                              1.9%
Santa Fe International Corporation               1.9%
Paychex, Inc.                                    1.9%
Biomet, Inc.                                     1.8%
Old Republic International Corporation           1.8%
The Corporate Executive Board Company            1.7%

----------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
----------------------------------------------------------------------------

PERFORMANCE RELATIVE TO RELEVANT INDICES

                                                 AGGRESSIVE
                                                GROWTH STOCK
             AGGRESSIVE        AGGRESSIVE           FUND
               GROWTH            GROWTH           CLASS B            S&P
             STOCK FUND        STOCK FUND        REDEMPTION       MIDCAP 400
              CLASS A           CLASS B            VALUE            INDEX
-----------------------------------------------------------------------------
3/31/97         9,524            10,000                             10,000
9/30/97        13,152            13,770                             13,313
3/31/98        14,436            15,059                             14,903
9/30/98        11,329            11,783                             12,475
3/31/99        13,890            14,404                             14,969
9/30/99        16,470            17,024                             15,650
3/31/00        26,047            26,810                             20,669
9/30/00        27,706            28,417                             22,414
3/31/01        18,668            19,094           18,794            19,230


TOTAL RETURN                                                            Average
                                                                        Annual
For the periods ended                                 One               Since
March 31, 2001                                        Year           Inception*
-------------------------------------------------------------------------------
Aggressive Growth Stock Fund
(Class A - without initial sales charge)            -28.33%            18.32%
-------------------------------------------------------------------------------
S&P MidCap 400 Index
-6.96% 17.75%
-------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The since inception return for the Aggressive Growth Stock Fund coincides with a period of accelerated growth in the small-cap and mid-cap sectors of the stock market. There can be no assurance that this accelerated growth will continue to have a positive effect on the Fund's performance in the future.

Since the Fund invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Fund's performance is the S&P MidCap 400 Index. The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2001, the 400 companies in the composite had a median market capitalization of $1.6 billion and a total market value of $746.8 billion. The MidCap 400 represents approximately 3.92% of the market value of the S&P's database of about 10,931 equities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.



  SCHEDULE OF INVESTMENTS
                                                     Shares/Par    Market Value
--------------------------------------------------------------------------------
  COMMON STOCK (81.7%)
  CONSUMER DISCRETIONARY (10.4%)
* Abercrombie & Fitch Co. - Class A                    21,800     $ 712,860
* Catalina Marketing Corporation                       17,500       569,975
* Dollar Tree Stores, Inc.                             20,550       395,909
* Entercom Communications Corp. -
     Class A                                           16,300       640,590
* Gemstar-TV Guide International, Inc.                 22,882       657,858
* Getty Images, Inc.                                   11,600       187,050
* Harrah's Entertainment, Inc.                         32,500       956,475
* Hispanic Broadcasting Corporation -
     Class A                                           18,300       349,530
* Jones Apparel Group, Inc.                            16,800       635,040
* Kohl's Corporation                                   23,200     1,431,207
* Lamar Advertising Company - Class A                  16,200       595,350
* O'Reilly Automotive, Inc.                            18,500       368,844
---------------------------------------------------------------------------
  TOTAL                                                           7,500,688
---------------------------------------------------------------------------

  ENERGY (9.3%)
* BJ Services Company                                  19,100     1,359,920
* Cooper Cameron Corporation                           14,200       766,800
* Grant Prideco, Inc.                                  41,800       718,960
* Nabors Industries, Inc.                              20,500     1,062,720
  Santa Fe International Corporation                   41,600     1,352,000
* Weatherford International, Inc.                      30,100     1,485,435
---------------------------------------------------------------------------
  TOTAL                                                           6,745,835
---------------------------------------------------------------------------

  FINANCIALS (8.0%)
  ACE Limited                                          17,500       643,300
  Investors Financial Services Corp.                   18,900     1,108,013
* Knight Trading Group, Inc. - Class A                 10,400       152,100
  Old Republic International Corporation               45,400     1,289,359
  Radian Group, Inc.                                   13,453       911,441
  SouthTrust Corporation                               19,800       905,850
  UnumProvident Corp.                                  27,500       803,550
---------------------------------------------------------------------------
  TOTAL                                                           5,813,613
---------------------------------------------------------------------------

  HEALTHCARE (15.0%)
* AdvancePCS                                          10,500        569,789
* Apogent Technologies, Inc.                          34,300        694,232
  Applera Corporation -
     Applied Biosystems Group                         16,700        463,425
  Biomet, Inc.                                        33,400      1,315,647
* Elan Corporation PLC, ADR                           19,000        992,750
* Health Management Associates, Inc. -
     Class A                                          76,600      1,191,130
* King Pharmaceuticals, Inc.                          21,900        892,425
* Lincare Holdings, Inc.                              18,100        958,169
* MedImmune, Inc.                                     26,100        936,338

--------------------------------------------------------------------------------
MARCH 31, 2001
--------------------------------------------------------------------------------

----------------------------
AGGRESSIVE GROWTH STOCK FUND
----------------------------
                                               Shares/Par    Market Value
--------------------------------------------------------------------------------
  HEALTHCARE (CONTINUED)
* Patterson Dental Company                         49,200     $1,512,899
* Province Healthcare Company                      19,900        605,706
* Shire Pharmaceuticals Group PLC, ADR             15,500        678,125
* Sybron Dental Specialties, Inc.                       1             21
------------------------------------------------------------------------
  TOTAL                                                       10,810,656
------------------------------------------------------------------------
  INDUSTRIALS (13.9%)
* CDW Computer Centers, Inc.                       18,300        567,300
  Cintas Corporation                               25,350        999,297
* Concord EFS, Inc.                                21,425        873,069
* The Corporate Executive
     Board Company                                 41,438      1,250,910
  Deere & Company                                   9,200        334,328
  Expeditors International of
     Washington, Inc.                              21,800      1,099,538
* Fiserv, Inc.                                     24,286      1,091,352
  IMS Health Incorporated                          43,100      1,073,190
  Paychex, Inc.                                    36,272      1,344,330
* Robert Half International, Inc.                  47,000      1,050,450
* TMP Worldwide, Inc.                              10,400        390,650
------------------------------------------------------------------------
  TOTAL                                                       10,074,414
------------------------------------------------------------------------

  INFORMATION TECHNOLOGY (19.2%)
* ADC Telecommunications, Inc.                     39,600        336,600
* Applied Micro Circuits Corporation                5,608         92,532
* BEA Systems, Inc.                                18,400        540,500
* Business Objects S.A., ADR                        3,400        104,975
* C-Cube Microsystems, Inc.                        25,300        311,506
* Cadence Design Systems, Inc.                      8,400        155,316
* CIENA Corporation                                 3,900        162,338
* Comverse Technology, Inc.                        11,700        689,013
* Conexant Systems, Inc.                           25,600        228,800
* Credence Systems Corporation                     24,400        500,200
* DST Systems, Inc.                                16,400        790,316
* Electronic Arts, Inc.                            22,700      1,231,474
* Intuit, Inc.                                     16,600        460,650
* Jabil Circuit, Inc.                              22,500        486,450
* JDS Uniphase Corporation                         10,400        191,750
* Luminent, Inc.                                   18,700         49,672
* Macromedia, Inc.                                 12,200        195,963
* Micrel, Incorporated                             20,100        561,544
* Microchip Technology Incorporated                40,225      1,018,195
* Network Appliance, Inc.                           5,700         95,831
  PerkinElmer, Inc.                                10,200        534,990
* PMC-Sierra, Inc.                                  4,800        121,920
* PRI Automation, Inc.                             15,100        258,588
* QLogic Corporation                               14,100        317,250
* Rational Software Corporation                    20,100        356,775

                                                Shares/Par    Market Value
----------------------------------------------------------------------------
  INFORMATION TECHNOLOGY (CONTINUED)
* RSA Security, Inc.                                 22,000       $  543,125
* Sanmina Corporation                                23,788          465,353
* Semtech Corporation                                35,700        1,050,918
* Sycamore Networks, Inc.                             8,800           88,000
* Tellabs, Inc.                                       7,500          305,156
* TIBCO Software, Inc.                               22,300          189,550
* VeriSign, Inc.                                     12,500          442,969
* Vignette Corporation                               43,200          278,100
* Waters Corporation                                 10,900          506,305
* Xilinx, Inc.                                        4,600          161,575
----------------------------------------------------------------------------
  TOTAL                                                           13,824,199
----------------------------------------------------------------------------

  MATERIALS (0.8%)
  Sigma-Aldrich Corporation                           12,300        588,863
---------------------------------------------------------------------------
  TELECOMMUNICATION SERVICES (2.8%)
* American Tower Corporation - Class A                34,500        638,250
* Crown Castle International Corp.                    15,300        226,631
* McLeodUSA Incorporated                              84,300        729,722
* Western Wireless Corporation                         9,800        398,125
---------------------------------------------------------------------------
  TOTAL                                                           1,992,728
---------------------------------------------------------------------------

  UTILITIES (2.3%)
  Dynegy, Inc. - Class A                              32,700      1,668,027
---------------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $61,263,819)                                           59,019,023
---------------------------------------------------------------------------
  MONEY MARKET INVESTMENTS (19.1%)
  ASSET-BACKED SECURITIES (CMO'S) (1.8%)
+ Asset Securitization,
     4.96%, 4/27/01                                1,300,000      1,295,343
---------------------------------------------------------------------------
  FEDERAL GOVERNMENT AND AGENCIES (0.7%)
+Federal Farm Credit Bank,
     4.75%, 4/12/01                                  100,000         99,855
+Federal National Mortgage Association,
     5.28%, 4/16/01                                  400,000        399,120
---------------------------------------------------------------------------
  TOTAL                                                             498,975
---------------------------------------------------------------------------

  FINANCE LESSORS (1.8%)
 +Philip Morris Capital Company,
     5.07%, 4/5/01                                 1,300,000      1,299,268
---------------------------------------------------------------------------
  FINANCE SERVICES (3.6%)
 +Centric Capital Corp.,
     5.00%, 4/17/01                                1,300,000      1,297,111
+ Citicorp, 5.25%, 4/12/01                         1,300,000      1,297,915
---------------------------------------------------------------------------
  TOTAL                                                           2,595,026
---------------------------------------------------------------------------

----------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
----------------------------------------------------------------------------

----------------------------
AGGRESSIVE GROWTH STOCK FUND
----------------------------

                                                Shares/Par    Market Value
----------------------------------------------------------------------------

  MISCELLANEOUS BUSINESS CREDIT
     INSTITUTIONS (1.7%)
+ CIT Group, Inc., 5.23%, 4/12/01                 1,200,000      $1,198,082
----------------------------------------------------------------------------
  NONDEPOSIT TRUST FACILITIES (1.7%)
+ JP Morgan Chase & Co,
     4.97%, 4/26/01                               1,200,000       1,195,858
----------------------------------------------------------------------------
  PERSONAL CREDIT INSTITUTIONS (6.0%)
+ General Electric Capital Corp.,
     5.42%, 4/2/01                                  200,000         199,970
+ Household International, Inc.,
     5.00%, 4/2/01                                  500,000         499,927
+ Morgan Stanley Dean Witter,
     4.95%, 4/27/01                               1,300,000       1,295,352
+ Variable Funding Capital,
     4.96%, 4/25/01                               1,200,000       1,196,032
+ Wal-Mart Stores, Inc.,
     5.00%, 4/18/01                               1,200,000       1,197,167
----------------------------------------------------------------------------
  TOTAL                                                           4,388,448
----------------------------------------------------------------------------

  SECURITY BROKERS AND DEALERS (1.8%)
+ Salomon Smith Barney
     Holdings, Inc., 5.00%, 4/12/01               1,300,000       1,298,014
----------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $13,769,014)                                           13,769,014
----------------------------------------------------------------------------
  TOTAL INVESTMENTS (100.8%)
    (COST $75,032,833)o                                          72,788,037
----------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (-0.8%)                          (556,344)
----------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                                     $72,231,693
----------------------------------------------------------------------------

 *Non-Income Producing

  ADR - American Depositary Receipt

 +All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of March 31, 2001 is summarized below:

                                                                Unrealized
                                  Number of   Expiration      Appreciation
  Issuer                          Contracts      Date        (Depreciation)
----------------------------------------------------------------------------
S&P MidCap 400 Index
     (Total notional value at
        3/31/01, $7,544,742)         30          6/01          $(590,742)

o At March 31, 2001, the aggregate cost of securities for federal tax purposes was $75,897,774 and the net unrealized depreciation of investments based on that cost was $3,109,737 which is comprised of $10,069,126 aggregate gross unrealized appreciation and $13,178,863 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

-------------------------------------------------------------------------------
MARCH 31, 2001
--------------------------------------------------------------------------------

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
   -----------------------------------------------------------------------------
   OBJECTIVE: To seek long-term appreciation of capital by investing primarily in the common stocks of companies outside the United States.

   PORTFOLIO:  Primarily common stocks of companies in foreign countries.

   STRATEGY: To identify and invest in the stocks of foreign companies offering the greatest discounts to their long-term values.

   NET ASSETS:  $35.4 million
   -----------------------------------------------------------------------------

The International Equity Fund offers investors the opportunity to participate in the growth of companies in countries throughout the world. The Fund is managed with a disciplined approach to long-term value, with special attention to balance sheet quality. Investments are selected based mainly on the attractiveness of individual securities and geographic regions; industry focus is a secondary consideration.

The Fund's value-driven management style has enabled it to outperform its major benchmark, the EAFE Index, in recent months. However, total return was negative, as markets around the world continued their downward trend. At the end of March, 2001 the Fund has a 10% cash position, in anticipation of finding even better values as some international markets continue to decline.

The Fund's largest country concentration is in the U.K., where a diversified group of holdings includes Sainsbury, a leading British retailer; Hanson PLC in the construction industry; Shell Transport & Trading in the energy group; and Lloyds in the financial services industry. A recent investment in the U.K., Cable & Wireless, provides an excellent example of the Fund's diligent focus on strong balance sheets; this company has cash and securities equivalent to approximately half the purchase price of the stock.

Strength in certain sectors including financial services and pharmaceuticals during 2000 provided opportunities to reduce holdings and realize profits. Positions in pharmaceutical companies Aventis in France and Teva, based in Israel, were reduced in recent months. Holdings in insurance companies in Bermuda have also been reduced opportunistically.

A positive factor in relative performance has been the sale more than a year ago of several European telecommunications positions; prices of these stocks have declined precipitously over the last year.

The Fund maintains a small position in promising emerging markets such as Korea and Mexico; further economic weakness may provide opportunities to invest in quality companies in these markets.

Performance benefited from underexposure in Asia, particularly in Japan, where the market continues to be volatile and generally weak a full decade after its peak. The Fund's Japanese investment strategy is focused on companies with very strong balance sheets that are trading at reasonable valuations, such as Nomura Securities, the leading financial services company in Japan.

The International Equity Fund is managed for Northwestern Mutual by Templeton Investment Counsel, Inc.

ASSET ALLOCATION
3/31/01

Continental Europe                               35%
United Kingdom                                   20%
Asia                                             16%
Short-term Investments                           10%
North America                                     8%
Latin America                                     5%
Australia/New Zealand                             4%
Mid-East/Africa                                   2%

TOP 10 EQUITY HOLDINGS
3/31/01
Company                                  % Net Assets
-----------------------------------------------------
Wolters Kluwer NV                                2.6%
Aventis S.A.                                     2.3%
The Nomura Securities Co., Ltd.                  2.0%
E.On Ag                                          2.0%
Akzo Nobel N.V.                                  2.0%
National Bank of Canada                          1.9%
Unilever PLC                                     1.9%
XL Capital Ltd.                                  1.8%
Australia & New Zealand Banking Group Ltd.       1.8%
Repsol S.A.                                      1.7%

--------------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------

PERFORMANCE RELATIVE TO EAFE INDEX


                                      INTERNATIONAL
                                          EQUITY
        INTERNATIONAL  INTERNATIONAL       FUND
            EQUITY         EQUITY        CLASS B
             FUND           FUND        REDEMPTION        EAFE
           CLASS A        CLASS B         VALUE          INDEX
----------------------------------------------------------------
3/31/97      9,524         10,000                        10,000
9/30/97     10,476         10,970                        11,234
3/31/98     10,304         10,749                        11,893
9/30/98      8,122          8,462                        10,326
3/31/99      9,392          9,742                        12,651
9/30/99     10,012         10,357                        13,560
3/31/00     10,980         11,311                        15,870
9/30/00     10,635         10,941                        14,030
3/31/01      9,850         10,094         9,829          11,791


TOTAL RETURN                                                Average
                                                             Annual
                                          One                Since
For the periods ended March 31, 2001      Year             Inception*
---------------------------------------------------------------------
International Equity Fund
(Class A - without initial sales charge)       -10.29%        0.85%
---------------------------------------------------------------------
EAFE Index                                     -25.70%        4.20%
---------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

As depicted in the graph, the International Equity Fund is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The Index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The indices are constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large-, medium-, and small-capitalization stocks is included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.



  SCHEDULE OF INVESTMENTS
                              Country            Shares/Par Market Value
------------------------------------------------------------------------
  COMMON STOCK (88.1%)
  CAPITAL EQUIPMENT (11.3%)
  Alcatel                     France               5,380   $  162,890
  Alstom                      France              16,090      443,064
  BAE SYSTEMS PLC             United Kingdom     122,700      547,730
* Chubb PLC                   United Kingdom      80,800      163,689
  FUJITSU LIMITED             Japan               15,000      199,888
  Hong Kong Aircraft
     & Engineering            Hong Kong          135,000      231,945
* Kidde PLC                   United Kingdom      80,800       73,804
  Koninklijke Philips
     Electronics N.V          Netherlands          9,447      259,721
  Kurita Water
     Industries, Ltd.         Japan               20,000      236,674
  Rolls-Royce PLC             United Kingdom     129,200      401,335
  Samsung Electronics         South Korea          2,250      351,615
  SONY CORPORATION            Japan                6,600      468,720
  The Weir Group PLC          United Kingdom     126,200      451,222
---------------------------------------------------------------------
  TOTAL                                                     3,992,297
---------------------------------------------------------------------


CONSUMER DISCRETIONARY (10.2%)
Autoliv, Inc.              Sweden                 14,400     225,216
Aventis S.A                France                 10,600     823,657
Mayne Nickless, Ltd.       Australia              72,600     227,924
Nycomed Amersham PLC       United Kingdom         40,575     278,396
Ono Pharmaceutical
   Co., Ltd.               Japan                  13,000     461,618
Tate & Lyle, PLC           United Kingdom         26,227      85,291
Teva Pharmaceutical
   Industries, Ltd., ADR   Israel                  9,870     539,149
Unilever PLC               United Kingdom         90,940     656,121
Volvo AB - B Shares        Sweden                 19,600     306,740
--------------------------------------------------------------------
TOTAL                                                      3,604,112
--------------------------------------------------------------------

  ENERGY (13.0%)
* CNOOC Limited, ADR          China               11,200     197,120
  E.On AG                     Germany             14,700     701,719
  Endesa S.A                  Spain               13,900     230,024
  ENI S.P.A                   Italy               70,840     463,407
  EVN AG                      Austria              2,520      73,513
  Hong Kong Electric
     Holdings Limited         Hong Kong          106,000     379,870
  Husky Energy, Inc.          Canada              26,500     222,993
  Iberdrola S.A               Spain               31,000     440,656
  Innogy Holdings PLC         United Kingdom      60,400     163,149
  Korea Electric
     Power Corp.              South Korea         12,800     194,260
  Repsol S.A                  Spain               34,800     617,417
  Shell Transport & Trading
     Company PLC              United Kingdom      72,700     562,246
  Total Fina Elf S.A          France               2,570     348,734
--------------------------------------------------------------------
  TOTAL                                                    4,595,108
--------------------------------------------------------------------

-----------------------------------------------------------------
                                                   MARCH 31, 2001
-----------------------------------------------------------------

--------------------------
INTERNATIONAL EQUITY FUND
--------------------------

                              Country            Shares/Par Market Value
------------------------------------------------------------------------
FINANCIALS (21.4%)
Australia & New Zealand
   Banking Group Ltd.         Australia         94,950   $  638,832
Axa                           France             4,441      494,264
Banca Nazionale
   del Lavora                 Italy            114,400      359,010
Deutsche Bank AG              Germany            5,333      407,322
Hang Lung
   Development Co.            Hong Kong        133,000      115,960
HSBC Holdings PLC             Hong Kong         27,600      324,685
ING Groep NV                  Netherlands        8,800      575,661
Lloyds TSB Group PLC          United Kingdom    50,270      494,190
National Bank of Canada       Canada            38,260      675,976
The Nomura
   Securities Co., Ltd.       Japan             40,200      721,752
Nordea AB                     Sweden            79,120      480,502
PartnerRe Ltd.                Bermuda           11,500      566,605
Swiss Re                      Switzerland          250      505,504
XL Capital Ltd.               Bermuda            8,400      638,988
Zurich Financial
   Services AG                Switzerland        1,665      549,855
----------------------------------------------------------------------
TOTAL                                                     7,549,106
----------------------------------------------------------------------

  MATERIALS (11.3%)
  Agrium, Inc.               Canada             22,700     286,020
  Akzo Nobel N.V             Netherlands        16,800     697,413
  AngloGold Limited, ADR     South Africa       11,700     169,065
  Barrick Gold Corporation   Canada             19,200     271,429
  BASF AG                    Germany            12,030     478,553
  Bayer AG                   Germany             8,800     372,624
  Boehler-Uddeholm AG        Austria             6,344     235,091
  Celanese AG                Germany               560      10,223
  Companhia Vale do
     Rio Doce, ADR           Brazil             17,900     440,340
  Corus Group PLC            United Kingdom    217,100     192,900
* Kinross Gold Corporation   Canada             88,200      44,251
* Nuevo Grupo Mexico SA      Mexico             73,700     222,769
  Stora Enso OYJ - R Shares  Finland            58,900     559,206
------------------------------------------------------------------
  TOTAL                                                  3,979,884
------------------------------------------------------------------


  MULTI-INDUSTRY (4.5%)
  Elementis PLC               United Kingdom    68,280      84,451
  Hanson PLC                  United Kingdom   105,860     612,143
  Hutchison Whampoa
     Limited                  Hong Kong         41,800     438,138
  Swire Pacific Limited,
     A Shares                 Hong Kong         36,000     221,098
  Swire Pacific Limited,
     B Shares                 Hong Kong        296,000     231,509
------------------------------------------------------------------
  TOTAL                                                  1,587,339
------------------------------------------------------------------

                              Country            Shares/Par Market Value
------------------------------------------------------------------------
  SERVICES (15.8%)
* America Movil S.A. de
     C.V., Series L, ADR      Mexico               2,300   $   33,695
  Best Denki Co., Ltd.        Japan               34,000      146,505
  British Airways PLC         United Kingdom      85,200      381,542
  Cable & Wireless PLC        United Kingdom      57,297      386,917
  Compania de
     Telecomunicaciones de
     Chile S.A., ADR          Chile               13,100      172,920
  J. Sainsbury PLC            United Kingdom     104,460      571,746
  Korea Telecom
     Corporation, ADR         South Korea         10,350      240,327
  Marks & Spencer PLC         United Kingdom     110,210      416,769
  Mothercare PLC              United Kingdom      15,150       44,530
  Nippon Telegraph &
     Telephone Corporation    Japan                   88      561,762
* P&O Princess Cruises PLC    United Kingdom      23,000       89,919
  The Peninsular & Oriental
     Steam Navigation
     Company                  United Kingdom      23,000       86,323
  Philippine Long Distance
     Telephone, ADR           Philippines          6,000       86,100
  PT Indosat, ADR             Indonesia           19,000      144,780
  Telecom Corporation of
     New Zealand Limited      New Zealand        133,600      311,818
  Telefonica, S.A., ADR       Spain                9,848      471,719
  Telefonos de Mexico
     S.A., ADR                Mexico              16,650      525,141
  Wolters Kluwer NV           Netherlands         36,770      926,059
---------------------------------------------------------------------
  TOTAL                                                     5,598,572
---------------------------------------------------------------------

UTILITIES (0.6%)
International Power PLC       United Kingdom      60,400      227,549
TOTAL COMMON STOCK
  (COST $33,943,390)                                       31,133,967
---------------------------------------------------------------------
PREFERRED STOCK (1.7%)
ENERGY (0.8%)
Petroleo Brasileiro S.A      Brazil               13,390      290,230
---------------------------------------------------------------------
SERVICES (0.9%)
The News Corporation
   Limited                   Australia            49,000      316,518
---------------------------------------------------------------------
TOTAL PREFERRED STOCK
  (COST $476,103)                                             606,748
---------------------------------------------------------------------

-------------------------------------------------------------------------------
M A S O N S T R E E T F U N D S
-------------------------------------------------------------------------------

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------

                              Country            Shares/Par Market Value
------------------------------------------------------------------------
  MONEY MARKET INVESTMENTS (9.7%)
  ASSET-BACKED SECURITIES (CMO'S) (2.7%)
  Asset Securitization,
     4.98%, 4/24/01          United States       950,000     $946,953
------------------------------------------------------------------------
  FINANCE SERVICES (3.6%)
  JP Morgan Chase & Co.,
     4.97%, 4/26/01          United States     1,300,000    1,295,513
------------------------------------------------------------------------
  PERSONAL CREDIT INSTITUTIONS (3.4%)
  Variable Funding Capital,
     4.96%, 4/25/01          United States     1,200,000    1,196,032
------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $3,438,498)                                       3,438,498
------------------------------------------------------------------------
  TOTAL INVESTMENTS (99.5%)
    (COST $37,857,991)o                                    35,179,213
------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (0.5%)                       173,352
------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                               $35,352,565


* Non-Income Producing

  ADR - American Depositary Receipt

oAt March 31, 2001, the aggregate cost of securities for federal tax purposes was $37,858,116 and the net unrealized depreciation of investments based on that cost was $2,678,903 which is comprised of $5,417,931 aggregate gross unrealized appreciation and $8,096,834 aggregate gross unrealized depreciation.

  INVESTMENT PERCENTAGES BY COUNTRY:
  United Kingdom                                 19.6%
  Japan                                           7.9%
  Netherlands                                     7.0%
  France                                          6.4%
  Germany                                         5.6%
  Hong Kong                                       5.5%
  Spain                                           5.0%
  Canada                                          4.2%
  Other                                          38.8%
  ------------------------------------------------------
  TOTAL                                        100.00%
  ------------------------------------------------------

 The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                            --------------------
                                                            INDEX 400 STOCK FUND
                                                            --------------------

----------------------
INDEX 400 STOCK FUND
----------------------

--------------------------------------------------------------------------------
   OBJECTIVE: To seek investment results that approximate the performance of the S&P MidCap 400 Index, by investing in stocks included in the S&P MidCap 400 Index.

   PORTFOLIO: Stocks included in the S&P MidCap 400 Index, most of which have a market value in the range of $750 million to $5 billion.

   STRATEGY: To capture mid-cap market performance, at low cost, by investing in a portfolio modeled after a mid-cap stock index in proportion to their weightings in the index.

   NET ASSETS:  $37.8 million
--------------------------------------------------------------------------------

The Index 400 Stock Fund is designed to achieve results that approximate the performance of the S&P MidCap 400 Index. The Fund provides investors a low-cost way to invest in the middle-capitalization sector of the equity market. The Fund invests in the stocks in the S&P MidCap 400 Index in proportion to their weightings in the Index in order to attempt to achieve the Fund's objective of matching the performance of the S&P MidCap 400 Index. The S&P MidCap 400 Index is comprised of stocks of medium-sized companies, generally smaller than those included in the S&P 500(R) Index. Because the S&P MidCap 400 Index is an unmanaged index, its return does not reflect the deduction of expenses that exist with a mutual fund. The Fund continues to achieve its objective of matching performance of the S&P MidCap 400 Index before expenses.


SECTOR ALLOCATION
3/31/01

Information Technology                            16%
Financials                                        15%
Consumer Discretionary                            13%
Industrials                                       13%
Healthcare                                        11%
Other Assets, Less Liabilities                     8%
Utilities                                          8%
Energy                                             7%
Materials                                          4%
Consumer Staples                                   4%
Telecommunication Services                         1%

TOP 10 EQUITY HOLDINGS
3/31/01
Company                                  % Net Assets
------------------------------------------------------
Genzyme Corporation (General Division)            1.0%
Electronic Arts, Inc.                             0.9%
SunGard Data Systems, Inc.                        0.8%
M&T Bank Corporation                              0.8%
Millennium Pharmaceuticals, Inc.                  0.8%
DST Systems, Inc.                                 0.7%
BJ Services Company                               0.7%
Waters Corporation                                0.7%
IDEC Pharmaceuticals Corporation                  0.7%
R.J. Reynolds Tobacco Holdings, Inc.              0.7%

PERFORMANCE RELATIVE TO S&P MIDCAP 400 INDEX

                                                INDEX 400
             INDEX 400        INDEX 400        STOCK FUND
            STOCK FUND        STOCK FUND         CLASS B         S&P MIDCAP
              CLASS A          CLASS B      REDEMPTION VALUE     400 INDEX
--------------------------------------------------------------------------------
7/12/99        9,524          10,000                               10,000
9/30/99        8,648           9,070                                9,051
3/31/00       11,411          11,938                               11,954
9/30/00       12,325          12,856                               12,963
3/31/01       10,542          10,967             10,591            11,122


TOTAL RETURN                                           Average
                                                       Annual
                                               One      Since
For the periods ended March 31, 2001           Year   Inception*
----------------------------------------------------------------
Index 400 Stock Fund
(Class A - without initial sales charge)      -7.61%     6.08%
----------------------------------------------------------------
S&P MidCap 400 Index                          -6.96%     6.37%
----------------------------------------------------------------

*Fund inception date is 7/12/99. Returns are annualized.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2001, the 400 companies in the composite had a median market capitalization of $1.6 billion and a total market value of $746.8 billion. The MidCap 400 represents approximately 3.92% of the market value of the S&P's database of about 10,931 equities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

--------------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

--------------------
INDEX 400 STOCK FUND
--------------------

SCHEDULE OF INVESTMENTS
                                          Shares/Par  Market Value
------------------------------------------------------------------
  COMMON STOCK (91.2%)
  CONSUMER DISCRETIONARY (12.6%)
  A.H. Belo Corporation - Class A             5,100      $ 83,997
* Abercrombie & Fitch Co. - Class A           4,500       147,150
* American Eagle Outfitters, Inc.             3,150        90,563
  ArvinMeritor, Inc.                          3,175        43,593
  Bandag, Incorporated                          900        24,102
* Barnes & Noble, Inc.                        2,900        69,310
* BJ's Wholesale Club, Inc.                   3,300       157,905
  Blyth Industries, Inc.                      2,200        50,710
  Bob Evans Farms, Inc.                       1,600        28,400
* Borders Group, Inc.                         3,600        60,588
  Borg-Warner Automotive, Inc.                1,200        48,084
* Brinker International, Inc.                 4,450       124,200
  Callaway Golf Company                       3,400        75,514
* Catalina Marketing Corporation              2,500        81,425
  CBRL Group, Inc.                            2,600        47,288
* Chris-Craft Industries, Inc.                1,633       103,287
  Claire's Stores, Inc.                       2,300        40,710
  Clayton Homes, Inc.                         6,200        74,710
* Covanta Energy Corporation                  2,200        36,960
* Dollar Tree Stores, Inc.                    4,850        93,438
* Emmis Communications Corporation -
     Class A                                  2,100        53,156
* Entercom Communications Corp. -
     Class A                                  2,000        78,600
  Family Dollar Stores, Inc.                  7,700       197,890
* Furniture Brands International,
     Inc.                                     2,200        52,140
* Gentex Corporation                          3,400        78,625
* GTECH Holdings Corporation                  1,600        43,600
  Harte-Hanks, Inc.                           3,000        67,860
* Hispanic Broadcasting Corporation -
     Class A                                  4,900        93,590
  Houghton Mifflin Company                    1,400        64,414
* International Game Technology               3,300       166,155
  International Speedway Corporation -
     Class A                                  2,400        88,950
* Jones Apparel Group, Inc.                   5,400       204,119
  Lancaster Colony Corporation                1,700        49,406
* Lands' End, Inc.                            1,400        38,430
* Lear Corporation                            2,900        84,970
  Lee Enterprises, Incorporated               2,000        60,900
  Lennar Corporation                          2,800       111,608
  Lone Star Steakhouse & Saloon, Inc.         1,100        10,209
* Macrovision Corporation                     2,200        95,838
* Mandalay Resort Group                       3,400        67,898
  Media General, Inc. - Class A               1,000        46,100
  Modine Manufacturing Company                1,300        33,475
* Mohawk Industries, Inc.                     2,400        67,392

                                          Shares/Par  Market Value
------------------------------------------------------------------
  CONSUMER DISCRETIONARY (CONTINUED)
* The Neiman Marcus Group, Inc. -
     Class A                                  2,100       $ 68,460
* Outback Steakhouse, Inc.                    3,500         89,110
* Papa John's International, Inc.             1,000         23,813
* Park Place Entertainment
     Corporation                             13,500        138,375
* Payless ShoeSource, Inc.                    1,007         62,686
  The Reader's Digest Association,
     Inc. - Class A                           4,600        126,408
  Ross Stores, Inc.                           3,700         69,375
* Saks Incorporated                           6,400         83,200
* Scholastic Corporation                      1,600         57,700
* Six Flags, Inc.                             3,600         69,660
  Superior Industries International,
     Inc                                      1,200         41,484
  True North Communications, Inc.             2,300         86,825
* Unifi, Inc.                                 2,400         17,016
* United Rentals, Inc.                        3,200         52,256
  The Washington Post Company -
     Class B                                    400        231,199
  WestPoint Stevens, Inc.                     2,200         19,800
* Westwood One, Inc.                          5,000        115,100
* Williams-Sonoma, Inc.                       2,500         65,625
------------------------------------------------------------------
  TOTAL                                                  4,755,351
------------------------------------------------------------------

  CONSUMER STAPLES (4.0%)
  Carter-Wallace, Inc.                        2,000         49,820
  Church & Dwight Co., Inc.                   1,700         36,941
  Dean Foods Company                          1,600         54,176
  The Dial Corporation                        4,300         53,750
  Dole Food Company, Inc.                     2,500         40,200
  Dreyer's Grand Ice Cream, Inc.              1,300         33,719
* Flowers Foods, Inc.                           900         18,090
  Hormel Foods Corporation                    6,300        122,724
  IBP, Inc.                                   4,800         78,720
  Interstate Bakeries Corporation             2,300         35,144
  The J.M. Smucker Company                    1,100         28,820
  Lance, Inc.                                 1,300         14,625
  McCormick & Company, Incorporated           3,100        130,169
  PepsiAmericas, Inc.                         7,200        112,320
* Perrigo Company                             3,300         32,588
  R.J. Reynolds Tobacco Holdings,
     Inc.                                     4,600        258,059
  Ruddick Corporation                         2,100         28,770
  Sensient Technologies Corporation           2,200         50,116
* Suiza Foods Corporation                     1,200         57,708
  Tootsie Roll Industries, Inc.               2,300        106,145
  Tyson Foods, Inc. - Class A                10,200        137,394
  Universal Corporation                       1,200         47,316
-------------------------------------------------------------------
  TOTAL                                                  1,527,314
-------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                            --------------------
                                                            INDEX 400 STOCK FUND
                                                            --------------------
                                          Shares/Par  Market Value
------------------------------------------------------------------
  ENERGY (7.0%)
* BJ Services Company                         3,800       $270,560
* Cooper Cameron Corporation                  2,400        129,600
  ENSCO International Incorporated            6,300        220,500
* Global Marine, Inc.                         8,000        204,800
* Grant Prideco, Inc.                         4,900         84,280
* Hanover Compressor Company                  2,700         85,590
  Helmerich & Payne, Inc.                     2,300        106,490
* Marine Drilling Companies, Inc.             2,600         69,290
  Murphy Oil Corporation                      2,000        133,160
* National Oilwell, Inc.                      3,600        124,668
  Noble Affiliates, Inc.                      2,500        104,325
  Ocean Energy, Inc.                          7,600        125,780
  Pennzoil-Quaker States Company              3,600         50,400
* Pioneer Natural Resources Company           4,600         72,220
* Smith International, Inc.                   2,300        161,460
  Tidewater, Inc.                             2,500        113,000
  Ultramar Diamond Shamrock
     Corporation                              3,900        141,102
  Valero Energy Corporation                   2,800         99,400
* Varco International, Inc.                   4,267         88,114
* Weatherford International, Inc.             5,000        246,750
------------------------------------------------------------------
  TOTAL                                                  2,631,489
------------------------------------------------------------------

  FINANCIALS (14.9%)
  A.G. Edwards, Inc.                          3,700       136,900
  Allmerica Financial Corporation             2,400       124,536
  American Financial Group, Inc.              3,000        72,300
* AmeriCredit Corp.                           3,500       113,505
  Arthur J. Gallagher & Co.                   3,600        99,720
  Associated Banc-Corp.                       3,010       100,083
  Astoria Financial Corporation               2,300       122,906
  Banknorth Group, Inc.                       6,600       131,175
  City National Corporation                   2,200        84,502
  Compass Bancshares, Inc.                    5,500       117,563
  Dime Bancorp, Inc.                          4,900       160,475
* E*TRADE Group, Inc.                        14,100        98,418
  Everest RE Group, Ltd.                      2,100       139,692
  First Tennessee National
     Corporation                              5,800       179,220
  First Virginia Banks, Inc.                  2,100        91,077
  FirstMerit Corporation                      4,000       104,000
  Greater Bay Bancorp                         1,800        45,338
  GreenPoint Financial Corp.                  4,600       149,960
  Hibernia Corporation - Class A              7,200       100,584
  Horace Mann Educators Corporation           1,800        31,860
  Investors Financial Services Corp.          1,400        82,075
* LaBranche & Co., Inc.                       2,200        70,752
  Legg Mason, Inc.                            2,800       117,880
  Leucadia National Corporation               2,500        80,425
  M&T Bank Corporation                        4,200       293,579
  Marshall & Ilsley Corporation               4,700       248,206

                                          Shares/Par  Market Value
------------------------------------------------------------------
  FINANCIALS (CONTINUED)
  Mercantile Bankshares Corporation           3,200       $118,400
  The MONY Group, Inc.                        2,300         76,360
  National Commerce Bancorporation            9,320        231,252
  Neuberger Berman, Inc.                      2,200        136,862
  North Fork Bancorporation, Inc.             7,400        192,030
  Ohio Casualty Corporation                   2,700         25,397
  Old Republic International
     Corporation                              5,300        150,520
  Pacific Century Financial
     Corporation                              3,600         68,400
  The PMI Group, Inc.                         2,000        129,960
  Protective Life Corporation                 2,900         88,943
  Provident Financial Group, Inc.             2,200         61,875
  Radian Group, Inc.                          2,100        142,275
  Roslyn Bancorp, Inc.                        2,800         63,000
  SEI Investments Company                     4,800        149,700
* Silicon Valley Bancshares                   2,200         51,700
  Sovereign Bancorp, Inc.                    11,100         94,003
  TCF Financial Corporation                   3,600        136,044
  Unitrin, Inc.                               3,100        112,763
  Waddell & Reed Financial, Inc. -
     Class A                                  3,800        107,730
  Webster Financial Corporation               2,200         64,488
  Westamerica Bancorporation                  1,700         64,175
  Wilmington Trust Corporation                1,500         88,620
  Zions Bancorporation                        3,900        203,151
------------------------------------------------------------------
  TOTAL                                                  5,654,379
------------------------------------------------------------------

  HEALTHCARE (11.1%)
* AmeriSource Health Corp. - Class A          2,300       112,815
* Apogent Technologies, Inc.                  4,800        97,152
* Apria Healthcare Group, Inc.                2,400        58,032
* Barr Laboratories, Inc.                     1,600        91,472
  Beckman Coulter, Inc.                       2,700       105,543
  Bergen Brunswig Corporation -
     Class A                                  6,100       101,260
* COR Therapeutics, Inc.                      2,500        56,250
* Covance, Inc.                               2,600        33,410
  DENTSPLY International, Inc.                2,300        83,950
* Edwards Lifesciences Corporation            2,700        52,920
* Express Scripts, Inc. - Class A             1,700       147,356
* First Health Group Corp.                    2,200        96,525
* Genzyme Corporation
     (General Division)                       4,300       388,418
* Gilead Sciences, Inc.                       4,300       139,750
* Health Management Associates,
     Inc. - Class A                          11,000       171,050
* Health Net, Inc.                            5,500       113,355
  Hillenbrand Industries, Inc.                2,800       135,212
  ICN Pharmaceuticals, Inc.                   3,600        91,548
* IDEC Pharmaceuticals Corporation            6,500       260,000
* Incyte Genomics, Inc.                       2,900        44,515
* IVAX Corporation                            7,200       226,800
* Lincare Holdings, Inc.                      2,400       127,050

--------------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

--------------------
INDEX 400 STOCK FUND
--------------------

                                          Shares/Par  Market Value
------------------------------------------------------------------
  HEALTHCARE (CONTINUED)
* Millennium Pharmaceuticals, Inc.           9,600       $292,416
* MiniMed, Inc.                              2,900         84,281
  Mylan Laboratories, Inc.                   5,600        144,760
  Omnicare, Inc.                             4,200         90,090
* Oxford Health Plans, Inc.                  3,900        104,325
* Pacificare Health Systems, Inc.            1,500         37,313
* Protein Design Labs, Inc.                  2,000         89,000
* Quest Diagnostics Incorporated             2,100        186,627
* Quorum Health Group, Inc.                  3,200         48,600
* Sepracor, Inc.                             3,300        105,600
* STERIS Corporation                         3,100         43,710
* Sybron Dental Specialties, Inc.                1             21
* Trigon Healthcare, Inc. - Class A          1,700         87,550
* Vertex Pharmaceuticals
     Incorporated                            2,700         98,888
* VISX Incorporated                          2,800         48,076
-----------------------------------------------------------------
  TOTAL                                                 4,195,640
-----------------------------------------------------------------

  INDUSTRIALS (12.6%)
  AGCO Corporation                           2,700         25,920
  Airborne, Inc.                             2,200         22,374
* Alaska Air Group, Inc.                     1,200         30,840
* Albany International Corp. -
     Class A                                 1,416         26,054
  Alexander & Baldwin, Inc.                  1,800         38,475
* American Standard Companies, Inc.          3,100        183,116
  AMETEK, Inc.                               1,500         41,400
* Apollo Group, Inc. - Class A               5,150        168,983
* Atlas Air, Inc.                            1,700         47,855
  Banta Corporation                          1,100         26,675
* The BISYS Group, Inc.                      2,600        138,938
  C.H. Robinson Worldwide, Inc.              3,800        104,025
  Carlisle Companies Incorporated            1,400         45,668
* CDW Computer Centers, Inc.                 4,000        124,000
* CheckFree Corporation                      3,400        100,088
* ChoicePoint, Inc.                          2,750         92,950
  CNF Transportation, Inc.                   2,200         63,558
  Comdisco, Inc.                             6,900         55,200
* CSG Systems International, Inc.            2,400         98,850
* DeVry, Inc.                                3,200         96,160
  Donaldson Company, Inc.                    2,000         53,380
* The Dun & Bradstreet Corporation           3,700         87,172
* Dycom Industries, Inc.                     1,900         24,510
* EGL, Inc.                                  2,100         51,188
* Energizer Holdings, Inc.                   4,300        107,500
  Expeditors International of
     Washington, Inc.                        2,300        116,006
  Fastenal Company                           1,700         92,650
  Federal Signal Corporation                 2,100         41,013
  Flowserve Corporation                      1,700         38,148
  Galileo International, Inc.                4,000         87,600
  GATX Corporation                           2,200         93,412

                                          Shares/Par  Market Value
------------------------------------------------------------------
  INDUSTRIALS (CONTINUED)
  Granite Construction Incorporated            1,200      $ 40,776
  Harsco Corporation                           1,800        44,118
  Herman Miller, Inc.                          3,500        80,938
  HON INDUSTRIES, Inc.                         2,700        62,019
  Hubbell Incorporated - Class B               2,700        62,910
* J.B. Hunt Transport Services, Inc.           1,600        25,000
* Jacobs Engineering Group, Inc.               1,200        69,600
  Kaydon Corporation                           1,400        37,772
  Kelly Services, Inc. - Class A               1,600        37,728
  Kennametal, Inc.                             1,400        38,500
* Korn/Ferry International                     1,700        28,509
* Litton Industries, Inc.                      2,000       160,660
  Manpower, Inc.                               3,400        97,920
* Mastec, Inc                                  2,200        29,722
* Modis Professional Services, Inc.            4,400        20,240
  NCH Corporation                                200         9,524
* NCO Group, Inc.                              1,200        30,675
  Newport News Shipbuilding, Inc.              1,600        78,240
  Nordson Corporation                          1,500        39,000
* NOVA Corporation                             3,000        55,320
  Overseas Shipholding Group, Inc.             1,500        41,235
  Pentair, Inc.                                2,200        56,056
  Pittston Brink's Group                       2,300        49,910
* Plexus Corp.                                 1,800        46,125
  Precision Castparts Corp.                    2,200        72,710
* Quanta Services, Inc.                        2,600        58,032
  The Reynolds and Reynolds Company -
     Class A                                   3,500        67,375
  Rollins, Inc.                                1,400        27,020
* Sensormatic Electronics
     Corporation                               3,500        66,500
* Sequa Corporation - Class A                    500        19,500
  Sotheby's Holdings, Inc. - Class A           2,700        49,599
* SPX Corporation                              1,400       127,064
  Stewart & Stevenson Services, Inc.           1,300        28,275
* Swift Transportation Co., Inc.               2,900        53,650
* Sylvan Learning Systems, Inc.                1,651        34,052
  Tecumseh Products Company -
     Class A                                     900        43,538
  Teleflex Incorporated                        1,700        69,615
  Trinity Industries, Inc.                     1,700        33,150
  USG Corporation                              2,000        30,560
* Valassis Communications, Inc.                2,400        69,600
  Viad Corp.                                   4,200       100,086
* Vishay Intertechnology, Inc.                 6,200       123,380
  Wallace Computer Services, Inc.              1,800        29,250
* Wisconsin Central Transportation
     Corporation                               2,100        33,469
  York International Corporation               1,700        47,056
------------------------------------------------------------------
  TOTAL                                                  4,749,686
------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                            --------------------
                                                            INDEX 400 STOCK FUND
                                                            --------------------
                                          Shares/Par  Market Value
------------------------------------------------------------------
  INFORMATION TECHNOLOGY (16.1%)
* 3Com Corporation                            15,800      $ 90,356
* Acxiom Corporation                           4,000        83,500
* ADTRAN, Inc.                                 1,800        44,213
  Advanced Fibre Communications,
     Inc                                       3,600        51,525
* Affiliated Computer Services, Inc. -
     Class A                                   2,400       155,760
* ANTEC Corporation                            1,700        12,378
* Arrow Electronics, Inc.                      4,400        99,440
* Atmel Corporation                           21,100       207,043
  Avnet, Inc.                                  4,200        86,100
* Avocent Corporation                          1,900        41,444
* Cabot Microelectronics
     Corporation                               1,085        47,740
* Cadence Design Systems, Inc.                11,100       205,239
* Cirrus Logic, Inc.                           3,500        52,281
* CommScope, Inc.                              2,300        38,364
* Credence Systems Corporation                 2,400        49,200
* Cypress Semiconductor Corporation            5,900       104,607
  Dallas Semiconductor Corporation             2,700        70,227
  Diebold, Incorporated                        3,200        87,872
* DSP Group, Inc.                              1,200        18,600
* DST Systems, Inc.                            5,700       274,682
* Electronic Arts, Inc.                        6,000       325,499
* Gartner Group, Inc. - Class B                3,900        24,570
  Harris Corporation                           3,000        74,250
* Imation Corp.                                1,600        35,888
* InFocus Corporation                          1,700        27,838
* Informix Corporation                        12,700        66,675
* Integrated Device Technology, Inc.           4,800       142,128
* International Rectifier
     Corporation                               2,800       113,400
* Investment Technology Group, Inc.            1,400        71,680
  Jack Henry & Associates, Inc.                3,900        92,381
* Keane, Inc.                                  3,100        40,300
* KEMET Corporation                            4,000        67,760
* L-3 Communications Holdings, Inc.            1,500       118,425
* Lam Research Corporation                     5,600       133,000
* Lattice Semiconductor Corporation            4,900        89,119
* Legato Systems, Inc.                         4,000        48,250
* Macromedia, Inc.                             2,400        38,550
* Mentor Graphics Corporation                  2,900        59,813
* Micrel, Incorporated                         3,900       108,956
* Microchip Technology Incorporated            5,800       146,813
* MIPS Technologies, Inc. - Class B            1,800        41,400
  National Instruments Corporation             2,300        75,038
* Network Associates, Inc.                     6,200        51,150
  Newport Corporation                          1,500        43,890
* NVIDIA Corporation                           3,000       194,766
* Plantronics, Inc.                            2,200        39,094
* Polycom, Inc.                                3,700        45,788

                                          Shares/Par  Market Value
------------------------------------------------------------------
  INFORMATION TECHNOLOGY (CONTINUED)
* Powerwave Technologies, Inc.               2,900       $ 39,513
* Quantum Corporation - DLT &
     Storage Systems                         6,700         77,720
* Rational Software Corporation              9,100        161,525
* Retek, Inc.                                2,200         41,388
* RF Micro Devices, Inc.                     7,300         85,319
* SanDisk Corporation                        3,000         61,125
* Sawtek, Inc.                               1,900         33,844
* SCI Systems, Inc.                          6,600        120,120
* Semtech Corporation                        3,000         88,313
* Storage Technology Corporation             4,600         50,094
* Structural Dynamics Research
    Corporation                              1,600         22,725
* SunGard Data Systems, Inc.                 6,000        295,379
* Sybase, Inc.                               4,000         62,000
* Sykes Enterprises, Incorporated            1,800          9,844
* Symantec Corporation                       3,400        142,163
* Synopsys, Inc.                             2,800        131,425
* Tech Data Corporation                      2,400         70,800
* The Titan Corporation                      2,400         43,128
* Transaction Systems Architects,
     Inc. - Class A                          1,600         11,450
* TranSwitch Corporation                     3,700         48,563
* TriQuint Semiconductor, Inc.               3,600         53,325
* Waters Corporation                         5,800        269,409
* Wind River Systems, Inc.                   3,300         76,725
-----------------------------------------------------------------
  TOTAL                                                 6,132,889
-----------------------------------------------------------------

  MATERIALS (3.8%)
  A. Schulman, Inc.                          1,300         15,519
* Airgas, Inc.                               3,000         23,640
  AK Steel Holding Corporation               4,900         49,245
  Albemarle Corporation                      2,100         47,145
  Bowater Incorporated                       2,300        109,019
  Cabot Corporation                          3,000         94,500
  Carpenter Technology Corporation           1,000         28,050
  Crompton Corporation                       5,078         56,874
* Cytec Industries, Inc.                     1,800         57,636
  Ferro Corporation                          1,500         30,495
  Georgia-Pacific Corporation
     (Timber Group)                          3,600        103,320
  H.B. Fuller Company                          600         25,275
  IMC Global, Inc.                           5,200         63,960
  Longview Fibre Company                     2,300         29,900
  The Lubrizol Corporation                   2,400         72,720
  Lyondell Chemical Company                  5,300         76,161
  Martin Marietta Materials, Inc.            2,100         89,670
* MAXXAM, Inc.                                 300          3,900

--------------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------
--------------------
INDEX 400 STOCK FUND
--------------------
                                          Shares/Par  Market Value
------------------------------------------------------------------
  MATERIALS (CONTINUED)
  Minerals Technologies, Inc.                  900        $31,455
  Olin Corporation                           2,000         40,780
  P.H. Glatfelter Company                    1,900         24,206
  Rayonier, Inc.                             1,200         49,560
  RPM, Inc.                                  4,600         46,920
  Ryerson Tull, Inc.                         1,100         11,055
  Solutia, Inc.                              4,700         57,340
  Sonoco Products Company                    4,500         96,750
* UCAR International, Inc.                   2,000         23,200
  The Valspar Corporation                    1,900         54,511
  Wausau-Mosinee Paper Corporation           2,300         29,900
-----------------------------------------------------------------
  TOTAL                                                 1,442,706
-----------------------------------------------------------------

  TELECOMMUNICATION SERVICES (1.3%)
* Broadwing, Inc.                            9,800        187,670
* Price Communications Corporation           2,500         43,025
  Telephone and Data Systems, Inc.           2,700        252,450
-----------------------------------------------------------------
  TOTAL                                                   483,145
-----------------------------------------------------------------

  UTILITIES (7.8%)
* The AES Corporation                         1,852        92,526
  AGL Resources, Inc.                         2,500        54,775
  ALLETE                                      3,400        87,788
  Alliant Energy Corporation                  3,600       114,552
  American Water Works Company, Inc.          4,500       145,125
  Black Hills Corporation                     1,000        45,710
  Cleco Corporation                           1,000        45,450
  Conectiv, Inc.                              4,000        87,400
  DPL, Inc.                                   5,800       162,980
  DQE, Inc.                                   2,500        72,875
  Energy East Corporation                     5,300        91,955
  Hawaiian Electric Industries, Inc.          1,500        55,425
  IDACORP, Inc.                               1,700        64,957
  Kansas City Power & Light Company           2,800        68,880
  MCN Energy Group, Inc.                      4,100       105,780
  The Montana Power Company                   4,800        67,680
  National Fuel Gas Company                   1,800        96,444
  Northeast Utilities                         6,500       112,970
  NSTAR                                       2,400        91,920
  OGE Energy Corp.                            3,500        80,465
  Potomac Electric Power Company              5,000       116,900
  Public Service Company of
     New Mexico                               1,800        52,218
  Puget Energy, Inc.                          3,900        89,232
  Questar Corporation                         3,600        98,640
  SCANA Corporation                           4,700       127,605
  Sierra Pacific Resources                    3,558        52,658
  TECO Energy, Inc.                           6,000       179,760
  UtiliCorp United, Inc.                      5,000       161,800

                                          Shares/Par  Market Value
------------------------------------------------------------------
UTILITIES (CONTINUED)
Vectren Corporation                           3,000       $ 64,200
Western Resources, Inc.                       3,200         76,320
WGL Holdings Inc.                             2,100         58,065
Wisconsin Energy Corporation                  5,500        118,690
------------------------------------------------------------------
  TOTAL                                                  2,941,745
------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $37,623,572)                                  34,514,344
------------------------------------------------------------------

  MONEY MARKET INVESTMENTS (6.6%)
  CIGARETTES (2.4%)
 +Philip Morris Co., Inc., 5.5%,
     4/2/01                                 900,000        899,863
------------------------------------------------------------------

  FEDERAL GOVERNMENT AND AGENCIES (1.3%)
 +Federal National Mortgage Association,
         5.28%, 4/16/01                     500,000       498,900
------------------------------------------------------------------

  MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (2.9%)
 +CIT Group, Inc., 5.23%, 4/12/01         1,100,000      1,098,242
  TOTAL MONEY MARKET INVESTMENTS
    (COST $2,497,005)                                    2,497,005
------------------------------------------------------------------
  TOTAL INVESTMENTS (97.8%)
    (COST $40,120,577)o                                 37,011,349
------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (2.2%)                    833,104
------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                            $37,844,453
------------------------------------------------------------------

 *Non-Income Producing

 +All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of March 31, 2001 is summarized below:

                                                                   Unrealized
                                Number of     Expiration          Appreciation
  Issuer                        Contracts        Date            (Depreciation)
-------------------------------------------------------------------------------
  S&P MidCap 400 Index
     (Total notional value at
        3/31/01, $2,397,825)       10            6/01               $(79,825)

 oAt March 31, 2001, the aggregate cost of securities for federal tax purposes was $40,122,921 and the net unrealized depreciation of investments based on that cost was $3,111,572 which is comprised of $3,754,591 aggregate gross unrealized appreciation and $6,866,163 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------
                                                               -----------------
                                                               GROWTH STOCK FUND
                                                               -----------------
  -----------------
  GROWTH STOCK FUND
  -----------------

  ------------------------------------------------------------------------------
   OBJECTIVE: To seek long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary.

   PORTFOLIO: A diversified mix of high-quality growth stocks in medium and large companies.

   STRATEGY: To analyze economic trends to determine their impact on various sectors and industries and to select high-quality stocks from industries with the best earnings potential.

   NET ASSETS:  $59.5 million
  ------------------------------------------------------------------------------

The Growth Stock Fund is invested in high-quality companies of large to medium capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis; first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. The Fund remains close to fully invested, with S&P(R) Index Futures used at times to maintain the desired degree of market exposure, especially during times of active flows of cash into the Fund.

Although returns from almost all equity portfolios have been negative over the last year, the Growth Stock Fund continues to outperform the S&P 500(R) Index. This favorable relative performance has resulted from a combination of stock selection and industry sector emphasis, underscoring the long-term soundness of the Fund's guiding philosophy of holding a diversified portfolio of high-quality securities.

Relative to the S&P 500(R) Index, the Fund has been underweighted in the information technology, telecommunications and financial sectors. After dominating the market's rise for several years, technology stocks have been extremely weak since March 2000, and the Fund's relatively low exposure to this group has helped performance. The Fund's most overweighted positions have been in the consumer discretionary, consumer staples and energy sectors. Each of these industry groups has performed better than the S&P 500(R) Index as a whole over the last year, boosting performance.

Many of the Fund's largest holdings have continued to perform very well, including Kohl's, Walgreen, Fiserv, Pfizer and ExxonMobil. Dramatic drops in the values of technology holdings including EMC, Cisco and Sun Microsystems have offset some of the gains, while also reducing the Fund's percentage of holdings in technology.

The current unsettled market and economy has again highlighted the importance of investing across sectors in a diversified approach. As the market has corrected the excesses in the technology sector, investors are looking again at the broader market. This broadening process is healthy for the market as a whole. Declining stock prices have provided the opportunity to identify new investments for the Fund, with selections made from stocks of companies with consistent growth records that have been overlooked in the technology frenzy.

SECTOR ALLOCATION
3/31/01

Consumer Discretionary                            18%
Information Technology                            14%
Financials                                        12%
Healthcare                                        12%
Industrials                                       11%
Consumer Staples                                   9%
Energy                                             9%
S&P(R)Index Futures                                8%
Telecommunication Services                         3%
Utilities                                          2%
Other Assets, Less Liabilities                     1%
Materials                                          1%


TOP 10 EQUITY HOLDINGS
3/31/01

Company                                  % Net Assets
-----------------------------------------------------
General Electric Company                         2.6%
Kohl's Corporation                               2.3%
Walgreen Co.                                     2.3%
Fiserv, Inc.                                     2.1%
ExxonMobil Corporation                           2.1%
Pfizer, Inc.                                     2.0%
Citigroup, Inc.                                  1.8%
Harley-Davidson, Inc.                            1.8%
Electronic Data Systems Corporation              1.7%
AOL Time Warner Inc.                             1.7%

--------------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

-----------------
GROWTH STOCK FUND
-----------------

PERFORMANCE RELATIVE TO S&P 500(R) INDEX

                                                    GROWTH
                      GROWTH         GROWTH       STOCK FUND        S&P
                    STOCK FUND     STOCK FUND      CLASS B         500/R
                     CLASS A        CLASS B    REDEMPTION VALUE    INDEX
-------------------------------------------------------------------------------
3/31/97               9,524          10,000                        10,000
9/30/97              11,829          12,380                        12,618
3/31/98              13,817          14,412                        14,787
9/30/98              12,779          13,293                        13,747
3/31/99              16,355          16,958                        17,503
9/30/99              16,623          17,173                        17,564
3/31/00              20,899          21,539                        20,650
9/30/00              21,031          21,596                        19,916
3/31/01              16,706          17,099         16,799         16,186



TOTAL RETURN                                                 Average
                                                              Annual
                                                 One          Since
For the periods ended March 31, 2001            Year        Inception*
----------------------------------------------------------------------
Growth Stock Fund
(Class A - without initial sales charge)       -20.06%        15.08%
----------------------------------------------------------------------
S&P 500(R)Index                                -21.68%        12.78%
----------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500(R) Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

SCHEDULE OF INVESTMENTS
                                          Shares/Par  Market Value
------------------------------------------------------------------
  COMMON STOCK (90.3%)
  CONSUMER DISCRETIONARY (18.0%)
* AOL Time Warner Inc.                       25,350       $1,017,803
* Costco Wholesale Corporation               12,400          486,700
  Ford Motor Company                         11,887          334,262
  Fortune Brands, Inc.                        4,200          144,480
  Harley-Davidson, Inc.                      28,000        1,062,600
  The Interpublic Group of
     Companies, Inc.                          9,000          309,150
* Kohl's Corporation                         22,500        1,388,025
  McDonald's Corporation                     12,600          334,530
  The McGraw-Hill Companies, Inc.            14,100          841,065
  The New York Times Company -
     Class A                                 19,400          794,818
  Newell Rubbermaid, Inc.                    23,600          625,400
  Omnicom Group, Inc.                         3,400          281,792
  Target Corporation                         18,300          660,264
  Tiffany & Co.                               7,800          212,550
  Tribune Company                            18,800          765,912
* Viacom Inc. - Class B                       8,900          391,333
  Wal-Mart Stores, Inc.                      20,100        1,015,050
--------------------------------------------------------------------
  TOTAL                                                   10,665,734
--------------------------------------------------------------------

CONSUMER STAPLES (9.5%)
Anheuser-Busch Companies, Inc.              16,200          744,066
The Estee Lauder Companies,
   Inc. - Class A                           18,600          677,412
General Mills, Inc.                         14,500          623,645
Kimberly-Clark Corporation                  12,300          834,309
PepsiCo, Inc.                               16,400          720,780
The Quaker Oats Company                      7,300          715,400
Walgreen Co.                                33,100        1,350,480
-------------------------------------------------------------------
  TOTAL                                                   5,666,092
-------------------------------------------------------------------

ENERGY (9.2%)
Chevron Corporation                          7,400          649,720
Conoco Inc. - Class B                       25,400          717,550
Diamond Offshore Drilling, Inc.             10,000          393,500
EOG Resources, Inc.                         13,600          560,728
ExxonMobil Corporation                      15,092        1,222,452
Santa Fe International
   Corporation                              14,400          468,000
Schlumberger Limited                         8,000          460,880
Tosco Corporation                           23,800        1,017,688
-------------------------------------------------------------------
  TOTAL                                                   5,490,518
-------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                               -----------------
                                                               GROWTH STOCK FUND
                                                               -----------------
                                          Shares/Par  Market Value
------------------------------------------------------------------
FINANCIALS (11.5%)
American International Group,
   Inc.                                      9,700   $  780,850
The Bank of New York Company,
   Inc.                                     15,700      773,068
Citigroup, Inc.                             23,966    1,077,990
Fifth Third Bancorp                         14,550      777,516
Household International, Inc.               13,000      770,120
Lehman Brothers Holdings, Inc.              11,100      695,970
Morgan Stanley Dean Witter & Co.             6,700      358,450
Northern Trust Corporation                  12,600      787,500
The PNC Financial Services Group, Inc.      12,100      819,775
---------------------------------------------------------------
  TOTAL                                               6,841,239
---------------------------------------------------------------

  HEALTHCARE (12.4%)
* Amgen, Inc.                               10,500      631,969
  Bristol-Myers Squibb Company               8,800      522,720
  CIGNA Corporation                          8,400      901,824
  Eli Lilly and Company                      7,000      536,620
* Guidant Corporation                       12,300      553,377
  Johnson & Johnson                          6,700      586,049
  Medtronic, Inc.                           17,900      818,746
  Merck & Co., Inc.                         11,600      880,440
  Pfizer, Inc.                              28,700    1,175,265
  Schering-Plough Corporation               15,700      573,521
* Watson Pharmaceuticals, Inc.               3,400      178,840
---------------------------------------------------------------
  TOTAL                                               7,359,371
---------------------------------------------------------------

  INDUSTRIALS (11.0%)
  Avery Dennison Corporation                16,700       868,734
  Ecolab, Inc.                              16,100       682,962
  Emerson Electric Co.                       4,200       260,232
* FedEx Corporation                         10,100       420,968
* Fiserv, Inc.                              27,725     1,245,892
  General Electric Company                  37,200     1,557,191
* Midwest Express Holdings, Inc.             3,050        48,221
  The ServiceMaster Company                 25,500       286,365
  Southwest Airlines Co.                    29,625       525,844
  Tyco International, Ltd.                  15,000       648,450
----------------------------------------------------------------
  TOTAL                                                6,544,859
----------------------------------------------------------------

  INFORMATION TECHNOLOGY (13.6%)
* Amdocs Limited                            12,500       598,750
* Atmel Corporation                         34,800       341,475
* Cisco Systems, Inc.                       34,200       540,788
  Electronic Data Systems
     Corporation                            18,400     1,027,823
* EMC Corporation                           11,000       323,400
  Intel Corporation                         29,600       778,850
  International Business
     Machines Corporation                    8,100       779,057
* McData Corporation                           404         7,626

                                          Shares/Par  Market Value
------------------------------------------------------------------
  INFORMATION TECHNOLOGY (CONTINUED)
* Microsoft Corporation                     13,400       $732,813
  Nokia Corp., ADR                          13,600        326,400
  Nortel Networks Corporation               26,200        368,110
* ONI Systems Corp.                          7,500        146,250
* Oracle Corporation                        34,400        515,312
* Palm, Inc.                                22,500        189,141
* Solectron Corporation                      7,900        150,179
* Sun Microsystems, Inc.                    11,200        172,144
* Tellabs, Inc.                             13,800        561,488
  Texas Instruments Incorporated            13,200        408,936
* TIBCO Software, Inc.                       9,200         78,200
-----------------------------------------------------------------
  TOTAL                                                 8,046,742
-----------------------------------------------------------------


  MATERIALS (0.5%)
  PPG Industries, Inc.                       7,000       322,630
----------------------------------------------------------------

  TELECOMMUNICATION SERVICES (2.6%)
  AT&T Corp.                               18,928         403,166
* AT&T Wireless Group                       4,000          76,720
* Nextel Communications, Inc. -
     Class A                               12,800         184,000
  SBC Communications, Inc.                  6,890         307,501
  Sprint Corporation                        2,800          61,572
  Verizon Communications, Inc.              7,930         390,949
* Williams Communications
     Group, Inc. - Class A                 14,500         130,500
-----------------------------------------------------------------
  TOTAL                                                 1,554,408
-----------------------------------------------------------------

  UTILITIES (2.0%)
  El Paso Corporation                       4,200         274,260
  Enron Corp.                              16,000         929,600
-----------------------------------------------------------------
  TOTAL                                                 1,203,860
-----------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $45,939,328)                                 53,695,453
-----------------------------------------------------------------

  MONEY MARKET INVESTMENTS (9.5%)
  ASSET-BACKED SECURITIES
     (CMO'S) (2.3%)
+ Asset Securitization, 4.98%, 4/24/01
                                            1,300,000   1,295,831
-----------------------------------------------------------------

  FEDERAL GOVERNMENT
     AND AGENCIES (1.0%)
++Federal National Mortgage Association,
     5.28%, 4/16/01                         600,000      598,680
-----------------------------------------------------------------

  FINANCE LESSORS (1.8%)
++Philip Morris Capital Company,
     5.07%, 4/5/01                        1,066,000    1,065,399
-----------------------------------------------------------------

--------------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

-----------------
GROWTH STOCK FUND
-----------------

                                          Shares/Par  Market Value
------------------------------------------------------------------
  FINANCE SERVICES (0.8%)
+ Citicorp, 5.25%, 4/12/01                   500,000     $499,198
------------------------------------------------------------------

  NONDEPOSIT TRUST FACILITIES (1.8%)
+ JP Morgan Chase & Co,
     4.97%, 4/26/01                        1,100,000    1,096,203
------------------------------------------------------------------

  PERSONAL CREDIT INSTITUTIONS (1.8%)
+ Variable Funding Capital,
     4.96%, 4/25/01                        1,100,000    1,096,363
------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $5,651,674)                                   5,651,674
------------------------------------------------------------------
  TOTAL INVESTMENTS (99.8%)
    (COST $51,591,002)o                                59,347,127
------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (0.2%)                   148,129
------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                           $59,495,256
------------------------------------------------------------------

 *Non-Income Producing

  ADR - American Depositary Receipt

+All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of March 31, 2001 is summarized below:

                                                                    Unrealized
                                        Number of     Expiration   Appreciation
  Issuer                                Contracts        Date     (Depreciation)
--------------------------------------------------------------------------------
  S&P 500(R)Index
     (Total notional value at
        3/31/01, $5,096,800)               16            6/01        $(420,000)

 oAt March 31, 2001, the aggregate cost of securities for federal tax purposes was $51,591,010 and the net unrealized appreciation of investments based on that cost was $7,756,117 which is comprised of $12,473,676 aggregate gross unrealized appreciation and $4,717,559 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                    ----------------------------
                                                    GROWTH AND INCOME STOCK FUND
                                                    ----------------------------
  ----------------------------
  GROWTH AND INCOME STOCK FUND
  ----------------------------

   -----------------------------------------------------------------------------
   OBJECTIVE: To seek long-term growth of capital and income by investing primarily in dividend-paying common stocks.

   PORTFOLIO: Primarily common stocks of medium and large companies identified as strong candidates for significant long-term returns.

   STRATEGY: To actively manage a portfolio of selected equity securities with a goal of out-performing the total return of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index").

   NET ASSETS:  $45.8 million
   -----------------------------------------------------------------------------

The Growth and Income Stock Fund invests mainly in large-capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance very close to that of the S&P 500(R) Index is normally maintained, with the emphasis on undervalued stocks within each sector; a valuation discipline mandates the sale of stocks regarded as overvalued.

In a market environment characterized by extreme volatility and a pronounced downward trend in most stock prices, the Fund's value-oriented management style resulted in performance more than a percentage point better than its major benchmark, the S&P 500(R) Index, for the 12 months ended March 31, 2001. Since the Fund comes close to matching industry weightings of the Index, stock selection was the major factor in performance for the year. In addition, a slight underweighting in technology, which has performed especially poorly, and an overweighting of basic materials helped performance.

As the economy has weakened in recent months, some good values have become available among stocks of companies with good long-term prospects but near-term earnings uncertainty. Purchases in this category include Nextel and Sprint PCS in the telecommunications area; Gemstar, a media company; and technology products companies NCR and Altera. A weak stock price also created an opportunity to add to the Fund's largest holding, General Electric, which is now slightly overweighted relative to the S&P 500(R) Index.

The stock most overweighted relative to the Index, diversified manufacturer Tyco International, has performed well over the last 12 months, despite a move down in the first quarter of 2001. That company's agreement to acquire another stock in the Fund, commercial finance company CIT Group, resulted in gains in CIT. Other large holdings that have performed well include Ambac Financial, U.S. Bancorp and Washington Mutual in the financial arena, and consumer products giant Philip Morris. The stock of ALZA, a mid-capitalization drug holding, responded positively to the company's March 2001 agreement to merge with Johnson & Johnson.

The Fund's sell discipline continues to be an important factor in its management style. Accordingly, a position in MetLife was eliminated at a significant profit, and holdings of ExxonMobil and Microsoft have been reduced based on their strong performance relative to their industry sector.

The Growth and Income Stock Fund is managed for Northwestern Mutual by J. P. Morgan Investment Management, Inc.


SECTOR ALLOCATION
3/31/01

Financials                                        17%
Information Technology                            15%
Consumer Discretionary                            15%
Healthcare                                        13%
Industrials                                       11%
Energy                                             7%
Consumer Staples                                   6%
Telecommunication Services                         6%
Materials                                          4%
Utilities                                          3%
Short-term Investments                             3%


TOP 10 EQUITY HOLDINGS
3/31/01

Company                                  % Net Assets
-----------------------------------------------------
General Electric Company                         4.4%
ExxonMobil Corporation                           3.8%
Philip Morris Companies, Inc.                    3.3%
Tyco International, Ltd.                         3.2%
U.S. Bancorp                                     2.7%
AOL Time Warner Inc.                             2.7%
Citigroup, Inc.                                  2.6%
Microsoft Corporation                            2.5%
Pfizer, Inc.                                     2.5%
Ambac Financial Group, Inc.                      2.5%

--------------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

----------------------------
GROWTH AND INCOME STOCK FUND
----------------------------

PERFORMANCE RELATIVE TO S&P 500(R) INDEX

                                                  GROWTH AND
                    GROWTH AND     GROWTH AND    INCOME STOCK
                   INCOME STOCK   INCOME STOCK   FUND CLASS B       S&P
                       FUND           FUND        REDEMPTION       500/R
                     CLASS A        CLASS B         VALUE          INDEX
-------------------------------------------------------------------------------
3/31/97                9,524         10,000                        10,000
9/30/97               12,152         12,720                        12,618
3/31/98               13,514         14,096                        14,787
9/30/98               12,167         12,649                        13,747
3/31/99               15,013         15,563                        17,503
9/30/99               14,210         14,683                        17,564
3/31/00               16,506         17,007                        20,650
9/30/00               15,645         16,063                        19,916
3/31/01               13,145         13,454          13,169        16,186


TOTAL RETURN                                                 Average
                                                              Annual
                                                One            Since
For the periods ended March 31, 2001            Year        Inception*
----------------------------------------------------------------------
Growth and Income Stock Fund
(Class A - without initial sales charge)       -20.37%        8.39%
S&P 500(R)Index                                -21.68%       12.78%

*Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500(R) Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.



  SCHEDULE OF INVESTMENTS
                                          Shares/Par  Market Value
------------------------------------------------------------------
  COMMON STOCK (96.4%)
  CONSUMER DISCRETIONARY (14.8%)
* Abercrombie & Fitch Co. - Class A          8,800     $  287,760
* Adelphia Communications
     Corporation                             5,000        202,500
* AOL Time Warner Inc.                      30,550      1,226,582
* AT&T Corp. - Liberty Media Group          51,000        714,000
* Comcast Corporation - Class A             13,800        578,738
* eBay, Inc.                                 3,600        130,275
  Ford Motor Company                        11,064        311,120
* Gemstar-TV Guide International,
     Inc.                                    8,900        255,875
  The Home Depot, Inc.                       7,200        310,320
* Jones Apparel Group, Inc.                  7,600        287,280
* Lear Corporation                           9,200        269,560
  The News Corporation Limited, ADR         11,000        345,400
  Target Corporation                        14,900        537,592
  The TJX Companies, Inc.                   16,200        518,400
  Wal-Mart Stores, Inc.                     15,900        802,950
-----------------------------------------------------------------
  TOTAL                                                 6,778,352
-----------------------------------------------------------------

  CONSUMER STAPLES (6.1%)
  The Coca-Cola Company                      5,600        252,896
  The Gillette Company                      21,400        667,038
  Philip Morris Companies, Inc.             31,500      1,494,675
  The Procter & Gamble Company               5,800        363,080
-----------------------------------------------------------------
  TOTAL                                                 2,777,689
-----------------------------------------------------------------

  ENERGY (7.0%)
  Baker Hughes Incorporated                  8,300        301,373
  Chevron Corporation                        8,700        763,860
  ExxonMobil Corporation                    21,538      1,744,578
* Global Marine, Inc.                       15,200        389,120
 ----------------------------------------------------------------
  TOTAL                                                 3,198,931
 ----------------------------------------------------------------

  FINANCIALS (17.4%)
  Ambac Financial Group, Inc.                17,700     1,122,711
  Bank One Corporation                       13,200       477,576
  Capital One Financial Corporation          11,000       610,500
  The CIT Group, Inc. - Class A              19,320       557,962
  Citigroup, Inc.                            26,326     1,184,143
* E*TRADE Group, Inc.                         7,800        54,444
  Federal National Mortgage
     Association                              7,800       620,880
  First Union Corporation                     6,500       214,500
  The Goldman Sachs Group, Inc.               8,100       689,310
  U.S. Bancorp                               53,366     1,238,091
  Washington Mutual, Inc.                    15,600       854,100
  XL Capital, Ltd. - Class A                  4,600       349,922
-----------------------------------------------------------------
  TOTAL                                                 7,974,139
-----------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                    ----------------------------
                                                    GROWTH AND INCOME STOCK FUND
                                                    ----------------------------

                                          Shares/Par  Market Value
------------------------------------------------------------------
  HEALTHCARE (13.0%)
* ALZA Corporation                          18,600     $  753,300
  American Home Products Corporation         8,700        511,125
* Amgen, Inc.                                3,900        234,731
  C.R. Bard, Inc.                            5,000        227,000
  CIGNA Corporation                          5,200        558,272
  Eli Lilly and Company                      4,200        321,972
* Human Genome Sciences, Inc.                2,641        121,486
  Merck & Co., Inc.                          8,700        660,330
  Pfizer, Inc.                              27,775      1,137,387
  Pharmacia Corporation                     16,071        809,496
  Schering-Plough Corporation               17,100        624,663
-----------------------------------------------------------------
  TOTAL                                                 5,959,762
-----------------------------------------------------------------

  INDUSTRIALS (10.7%)
* Cendant Corporation                        20,959      305,792
  Cooper Industries, Inc.                     7,100      237,495
  General Electric Company                   48,100    2,013,465
* Sensormatic Electronics
     Corporation                             14,600      277,400
  Tyco International, Ltd.                   33,456    1,446,303
  Union Pacific Corporation                   5,600      315,000
  Waste Management, Inc.                     12,405      306,404
-----------------------------------------------------------------
  TOTAL                                                4,901,859
-----------------------------------------------------------------

  INFORMATION TECHNOLOGY (14.6%)
* Altera Corporation                         8,000        171,500
* BEA Systems, Inc.                          3,000         88,125
* Cisco Systems, Inc.                       39,200        619,850
* Citrix Systems, Inc.                       5,700        120,413
  Compaq Computer Corporation               20,900        380,380
  Corning Incorporated                       4,000         82,760
* Dell Computer Corporation                 11,100        285,131
* EMC Corporation                           11,500        338,100
  Intel Corporation                         29,700        781,481
  International Business
     Machines Corporation                    3,600        346,248
* Microsoft Corporation                     20,900      1,142,969
  Motorola, Inc.                            17,700        252,402
* NCR Corporation                           10,300        402,009
  Nortel Networks Corporation               10,500        147,525
* Oracle Corporation                        17,600        263,648
* Quantum Corporation -
     DLT & Storage Systems                  16,000        185,600
* Sun Microsystems, Inc.                    32,300        496,451
  Texas Instruments Incorporated             7,000        216,860
* TyCom, Ltd.                               16,300        214,345
* VERITAS Software Corporation               2,702        124,940
-----------------------------------------------------------------
  TOTAL                                                 6,660,737
-----------------------------------------------------------------

                                           Shares/Par  Market Value
------------------------------------------------------------------
  MATERIALS (4.2%)
  Alcoa, Inc.                                10,840     $389,698
  Allegheny Technologies
     Incorporated                            13,350      232,424
  Potash Corporation of
     Saskatchewan, Inc.                       3,100      179,831
  Rohm and Haas Company                      17,900      551,498
* Smurfit-Stone Container
     Corporation                             26,002      346,087
  Temple-Inland, Inc.                         5,300      234,525
-----------------------------------------------------------------
  TOTAL                                                1,934,063
-----------------------------------------------------------------

  TELECOMMUNICATION SERVICES (5.7%)
* Global Crossing, Ltd.                     11,700       157,833
* Level 3 Communications, Inc.               8,500       147,688
* Nextel Communications, Inc. -
     Class A                                 9,800       140,875
* Qwest Communications
     International, Inc.                     6,400       224,320
  SBC Communications, Inc.                  15,891       709,215
* Sprint Corporation (PCS Group)            16,100       305,900
  Verizon Communications, Inc.              11,184       551,371
* WorldCom, Inc.                            19,105       357,025
----------------------------------------------------------------
  TOTAL                                                2,594,227
----------------------------------------------------------------

UTILITIES (2.9%)
DTE Energy Company                           10,200       405,960
Dynegy, Inc. - Class A                        4,900       249,949
Entergy Corporation                           5,800       220,400
NiSource, Inc.                               14,176       441,157
----------------------------------------------------------------
  TOTAL                                                1,317,466
----------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $47,792,633)                                44,097,225
----------------------------------------------------------------

  MONEY MARKET INVESTMENTS (2.6%)
  FINANCE SERVICES (2.6%)
  Citicorp, 4.97%, 5/1/01                 1,200,000    1,195,030
----------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $1,195,030)                                  1,195,030
----------------------------------------------------------------
  TOTAL INVESTMENTS (99.0%)
    (COST $48,987,663)o                               45,292,255
----------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (1.0%)                  469,205
----------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                          $45,761,460
----------------------------------------------------------------

 *Non-Income Producing

  ADR - American Depositary Receipt

 oAt March 31, 2001, the aggregate cost of securities for federal tax purposes was $49,505,406 and the net unrealized depreciation of investments based on that cost was $4,213,151 which is comprised of $4,000,291 aggregate gross unrealized appreciation and $8,213,442 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

--------------------
INDEX 500 STOCK FUND
--------------------
--------------------
INDEX 500 STOCK FUND
--------------------

--------------------------------------------------------------------------------
   OBJECTIVE: To seek investment results that approximate the performance of the S&P 500(R) Index, by investing in stocks included in the S&P 500(R) Index. Because the S&P 500(R) Index is an unmanaged index, its return does not reflect the deduction of expenses that would exist with a mutual fund.

   PORTFOLIO: The S&P 500(R) Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly-traded common stocks in the United States.

   STRATEGY: To capture broad market performance, at low cost, by investing in a portfolio modeled after a broadly based stock index.

   NET ASSETS:  $82.0 million
--------------------------------------------------------------------------------

The Index 500 Stock Fund is designed to achieve results that approximate the performance of the S&P 500(R) Index. This composite of 500 stocks of large companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the overall U.S. equity market. The Fund therefore enables investors to participate in overall performance of the U.S. equity market. The Fund continues to achieve the objective of matching the results of the S&P 500(R) Index before expenses.

SECTOR ALLOCATION
3/31/01

Information Technology                            17%
Financials                                        17%
Healthcare                                        13%
Consumer Discretionary                            12%
Industrials                                       10%
Consumer Staples                                   8%
Telecommunication Services                         6%
Energy                                             6%
Short-term Investments                             5%
Utilities                                          4%
Materials                                          2%


TOP 10 EQUITY HOLDINGS
3/31/01


Company                                  % Net Assets
-----------------------------------------------------
General Electric Company                         3.8%
Microsoft Corporation                            2.7%
ExxonMobil Corporation                           2.6%
Pfizer, Inc.                                     2.4%
Citigroup, Inc.                                  2.1%
Wal-Mart Stores, Inc.                            2.1%
American International Group, Inc.               1.7%
Intel Corporation                                1.6%
Merck & Co., Inc.                                1.6%
AOL Time Warner Inc.                             1.6%

PERFORMANCE RELATIVE TO S&P 500(R) INDEX

                                                INDEX 500
                    INDEX 500    INDEX 500      STOCK FUND
                    STOCK FUND   STOCK FUND      CLASS B        S&P 500/R
                     CLASS A      CLASS B    REDEMPTION VALUE     INDEX
--------------------------------------------------------------------------
3/31/97              9,524       10,000                         10,000
9/30/97             11,952       12,510                         12,618
3/31/98             13,938       14,544                         14,787
9/30/98             12,933       13,450                         13,747
3/31/99             16,429       17,042                         17,503
9/30/99             16,429       16,981                         17,564
3/31/00             19,247       19,821                         20,650
9/30/00             18,537       19,039                         19,915
3/31/01             15,015       15,394          15,094         16,186


TOTAL RETURN                                                    Average
                                                                 Annual
                                                 One              Since
For the periods ended March 31, 2001             Year           Inception*
--------------------------------------------------------------------------
Index 500 Stock Fund
(Class A - without initial sales charge)       -21.99%           12.05%
--------------------------------------------------------------------------
S&P 500(R)Index                                -21.68%           12.78%
--------------------------------------------------------------------------
*Fund inception date is 3/31/97. Returns are annualized.

The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                            --------------------
                                                            INDEX 500 STOCK FUND
                                                            --------------------

SCHEDULE OF INVESTMENTS
                                          Shares/Par  Market Value
------------------------------------------------------------------
  COMMON STOCK (95.3%)
  CONSUMER DISCRETIONARY (12.1%)
  American Greetings Corporation -
     Class A                                    500     $    5,300
* AOL Time Warner Inc.                       32,600      1,308,890
* AutoZone, Inc.                                900         25,218
* Bed Bath & Beyond, Inc.                     2,100         51,581
* Best Buy Co., Inc.                          1,600         57,536
  The Black & Decker Corporation                600         22,050
  Brunswick Corporation                         700         13,741
  Carnival Corporation                        4,400        121,748
  Centex Corporation                            400         16,660
  Circuit City Stores, Inc.                   1,500         15,900
* Clear Channel Communications, Inc.          4,400        239,580
* Comcast Corporation - Class A               6,800        285,175
* Consolidated Stores Corporation               800          8,040
  Cooper Tire & Rubber Company                  500          5,675
* Costco Wholesale Corporation                3,400        133,450
  Dana Corporation                            1,078         18,520
  Darden Restaurants, Inc.                      900         21,375
  Delphi Automotive Systems Corporation       4,204         59,571
  Dillard's, Inc. - Class A                     700         15,358
  Dollar General Corporation                  2,490         50,896
  Dow Jones & Company, Inc.                     700         36,645
  Eastman Kodak Company                       2,300         91,747
* Federated Department Stores, Inc.           1,500         62,325
  Ford Motor Company                         14,069        395,620
  Fortune Brands, Inc.                        1,200         41,280
  Gannett Co., Inc.                           2,000        119,440
  The Gap, Inc.                               6,362        150,907
  General Motors Corporation                  4,204        217,977
  The Goodyear Tire & Rubber Company          1,200         28,620
  Harcourt General, Inc.                        600         33,402
  Harley-Davidson, Inc.                       2,300         87,285
* Harrah's Entertainment, Inc.                  900         26,487
  Hasbro, Inc.                                1,250         16,125
  Hilton Hotels Corporation                   2,800         29,260
  The Home Depot, Inc.                       17,450        752,095
  The Interpublic Group of
     Companies, Inc.                          2,300         79,005
  J.C. Penney Company, Inc.                   2,000         31,980
  Johnson Controls, Inc.                        600         37,476
  KB Home                                       300          9,792
* Kmart Corporation                           3,600         33,840
  Knight-Ridder, Inc.                           600         32,226
* Kohl's Corporation                          2,500        154,225
  Leggett & Platt, Incorporated               1,500         28,845
  The Limited, Inc.                           3,184         50,052
  Liz Claiborne, Inc.                           400         18,820
  Lowe's Companies, Inc.                      2,900        169,505

                                          Shares/Par  Market Value
------------------------------------------------------------------
  CONSUMER DISCRETIONARY (CONTINUED)
  Marriott International, Inc. -
     Class A                                   1,800     $   74,124
  Mattel, Inc.                                 3,200         56,768
  The May Department Stores Company            2,250         79,830
  Maytag Corporation                             600         19,350
  McDonald's Corporation                       9,900        262,845
  The McGraw-Hill Companies, Inc.              1,500         89,475
  Meredith Corporation                           400         13,964
  The New York Times Company -
     Class A                                   1,200         49,164
  Newell Rubbermaid, Inc.                      2,045         54,193
  NIKE, Inc. - Class B                         2,000         81,100
  Nordstrom, Inc.                              1,000         16,280
* Office Depot, Inc.                           2,200         19,250
  Omnicom Group, Inc.                          1,300        107,744
  Pulte Corporation                              300         12,123
  RadioShack Corporation                       1,400         51,366
* Reebok International, Ltd.                     400          9,944
  Sears, Roebuck & Co.                         2,500         88,175
  The Sherwin-Williams Company                 1,200         30,576
  Snap-on Incorporated                           400         11,648
  The Stanley Works                              600         19,770
* Staples, Inc.                                3,400         50,575
* Starbucks Corporation                        1,400         59,413
  Starwood Hotels & Resorts
     Worldwide, Inc.                           1,500         51,015
  Target Corporation                           6,700        241,736
  Tiffany & Co.                                1,100         29,975
  The TJX Companies, Inc.                      2,100         67,200
* Toys "R" Us, Inc.                            1,500         37,650
  Tribune Company                              2,260         92,072
* Tricon Global Restaurants, Inc.              1,130         43,155
  TRW, Inc.                                      900         30,600
  Tupperware Corporation                         400          9,544
* Univision Communications, Inc. -
     Class A                                   1,600         61,056
  V. F. Corporation                              900         31,500
* Viacom Inc. - Class B                       13,131        577,370
  Visteon Corporation                            952         14,318
  Wal-Mart Stores, Inc.                       33,600      1,696,800
  The Walt Disney Company                     15,700        449,020
  Wendy's International, Inc.                    900         20,088
  Whirlpool Corporation                          500         24,995
-------------------------------------------------------------------
  TOTAL                                                   9,947,016
-------------------------------------------------------------------

CONSUMER STAPLES (7.8%)
Adolph Coors Company - Class B                   300          19,632
Alberto-Culver Company - Class B                 400          15,864
Albertson's, Inc.                              3,212         102,206
Anheuser-Busch Companies, Inc.                 6,800         312,324

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

                                                            --------------------
                                                            INDEX 500 STOCK FUND
                                                            --------------------

                                          Shares/Par  Market Value
------------------------------------------------------------------
  CONSUMER STAPLES (CONTINUED)
  Archer-Daniels-Midland Company              4,767       $ 62,686
  Avon Products, Inc.                         1,800         71,982
  Brown-Forman Corporation - Class B            500         30,975
  Campbell Soup Company                       3,200         95,584
  The Clorox Company                          1,800         56,610
  The Coca-Cola Company                      18,700        844,492
  Coca-Cola Enterprises, Inc.                 3,100         55,118
  Colgate-Palmolive Company                   4,300        237,618
  ConAgra, Inc.                               4,000         72,960
  CVS Corporation                             3,000        175,470
  General Mills, Inc.                         2,100         90,321
  The Gillette Company                        7,900        246,243
  H.J. Heinz Company                          2,600        104,520
  Hershey Foods Corporation                   1,000         69,320
  Kellogg Company                             3,100         83,793
  Kimberly-Clark Corporation                  4,000        271,320
* The Kroger Co.                              6,200        159,898
  Longs Drug Stores Corporation                 300          8,868
  PepsiCo, Inc.                              10,900        479,055
  Philip Morris Companies, Inc.              16,700        792,415
  The Procter & Gamble Company                9,800        613,480
  The Quaker Oats Company                     1,000         98,000
  Ralston Purina Company                      2,300         71,645
* Safeway, Inc.                               3,800        209,570
  Sara Lee Corporation                        6,300        135,954
  SUPERVALU, Inc.                             1,000         13,330
  SYSCO Corporation                           5,000        132,550
  Unilever N.V                                4,353        229,142
  UST, Inc.                                   1,200         36,060
  Walgreen Co.                                7,600        310,080
  Winn-Dixie Stores, Inc.                     1,100         31,207
  Wm. Wrigley Jr. Company                     1,700         82,025
------------------------------------------------------------------
  TOTAL                                                  6,422,317
------------------------------------------------------------------

  ENERGY (6.5%)
  Amerada Hess Corporation                      700        54,684
  Anadarko Petroleum Corporation              1,919       120,475
  Apache Corporation                            900        51,849
  Ashland, Inc.                                 500        19,200
  Baker Hughes Incorporated                   2,510        91,138
  Burlington Resources, Inc.                  1,605        71,824
  Chevron Corporation                         4,800       421,440
  Conoco, Inc. - Class B                      4,700       132,775
  Devon Energy Corporation                    1,000        58,200
  EOG Resources, Inc.                           900        37,107
  ExxonMobil Corporation                     26,205     2,122,605
  Halliburton Company                         3,300       121,275
  Kerr-McGee Corporation                        695        45,106
* Nabors Industries, Inc.                     1,100        57,024

                                          Shares/Par  Market Value
------------------------------------------------------------------
  ENERGY (CONTINUED)
* Noble Drilling Corporation                 1,000        $ 46,160
  Occidental Petroleum Corporation           2,800          69,300
  Phillips Petroleum Company                 1,900         104,595
* Rowan Companies, Inc.                        700          19,250
  Royal Dutch Petroleum Company             16,100         892,584
  Schlumberger Limited                       4,300         247,723
  Sunoco, Inc.                                 600          19,458
  Texaco, Inc.                               4,100         272,240
  Tosco Corporation                          1,100          47,036
  Transocean Sedco Forex, Inc.               2,287          99,141
  Unocal Corporation                         1,800          62,226
  USX-Marathon Group                         2,300          61,985
------------------------------------------------------------------
  TOTAL                                                  5,346,400
------------------------------------------------------------------

FINANCIALS (16.9%)
AFLAC Incorporated                          4,000         110,160
The Allstate Corporation                    5,500         230,670
Ambac Financial Group, Inc.                   800          50,744
American Express Company                   10,000         413,000
American General Corporation                3,820         146,115
American International Group,
   Inc                                     17,519       1,410,279
AmSouth Bancorporation                      2,800          47,068
Aon Corporation                             1,925          68,338
Bank of America Corporation                12,279         672,274
The Bank of New York Company,
   Inc.                                     5,600         275,744
Bank One Corporation                        8,758         316,864
BB&T Corporation                            3,000         105,510
The Bear Stearns Companies, Inc.              792          36,226
Capital One Financial Corporation           1,500          83,250
The Charles Schwab Corporation             10,400         160,368
Charter One Financial, Inc.                 1,575          44,573
The Chubb Corporation                       1,300          94,172
Cincinnati Financial Corporation            1,200          45,525
The CIT Group, Inc. - Class A               2,000          57,760
Citigroup, Inc.                            37,865       1,703,167
Comerica Incorporated                       1,350          83,025
Conseco, Inc.                               2,433          39,171
Countrywide Credit Industries,
   Inc.                                       900          44,415
Federal Home Loan
   Mortgage Corporation                     5,200         337,116
Federal National Mortgage
   Association                              7,600         604,960
Fifth Third Bancorp                         3,437         183,665
First Union Corporation                     7,420         244,860
FleetBoston Financial Corporation           8,123         306,643
Franklin Resources, Inc.                    1,800          70,398
Golden West Financial Corporation           1,200          77,880
The Hartford Financial
   Services Group, Inc.                     1,700         100,300
Household International, Inc.               3,519         208,466

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                            --------------------
                                                            INDEX 500 STOCK FUND
                                                            --------------------

                                          Shares/Par  Market Value
------------------------------------------------------------------
FINANCIALS (CONTINUED)
Huntington Bancshares
   Incorporated                                1,872        $ 26,676
J.P. Morgan Chase & Co.                       14,290         641,621
Jefferson-Pilot Corporation                      800          54,312
KeyCorp                                        3,200          82,560
Lehman Brothers Holdings, Inc.                 1,800         112,860
Lincoln National Corporation                   1,400          59,458
Loews Corporation                              1,400          83,174
Marsh & McLennan Companies, Inc.               2,100         199,563
MBIA, Inc.                                       700          56,476
MBNA Corporation                               6,450         213,495
Mellon Financial Corporation                   3,700         149,924
Merrill Lynch & Co., Inc.                      6,100         337,940
MetLife, Inc.                                  5,800         174,290
MGIC Investment Corporation                      800          54,736
Moody's Corporation                            1,200          33,072
Morgan Stanley Dean Witter & Co.               8,410         449,935
National City Corporation                      4,600         123,050
Northern Trust Corporation                     1,700         106,250
Old Kent Financial Corporation                 1,050          39,900
The PNC Financial Services
   Group, Inc.                                 2,200         149,050
The Progressive Corporation                      600          58,230
Providian Financial Corporation                2,200         107,910
Regions Financial Corporation                  1,700          48,344
SAFECO Corporation                             1,000          28,188
SouthTrust Corporation                         1,300          59,475
The St. Paul Companies, Inc.                   1,682          74,092
State Street Corporation                       1,200         112,080
Stilwell Financial, Inc.                       1,700          45,594
SunTrust Banks, Inc.                           2,200         142,560
Synovus Financial Corp.                        2,150          58,050
T. Rowe Price Group, Inc.                        900          28,181
Torchmark Corporation                          1,000          38,830
U.S. Bancorp                                  14,294         331,621
Union Planters Corporation                     1,000          38,490
UnumProvident Corporation                      1,776          51,895
USA Education, Inc.                            1,200          87,180
Wachovia Corporation                           1,500          90,375
Washington Mutual, Inc.                        4,386         240,134
Wells Fargo & Company                         12,900         638,163
--------------------------------------------------------------------
  TOTAL                                                   13,800,440
--------------------------------------------------------------------

  HEALTHCARE (13.1%)
  Abbott Laboratories                       11,600       547,404
  Aetna, Inc.                                1,100        39,512
  Allergan, Inc.                             1,000        74,150
* ALZA Corporation                           1,800        72,900
  American Home Products Corporation         9,900       581,625
* Amgen, Inc.                                7,800       469,463

                                          Shares/Par  Market Value
------------------------------------------------------------------
  HEALTHCARE (CONTINUED)
  Applera Corporation - Applied
     Biosystems Group                       1,600       $   44,400
  Bausch & Lomb Incorporated                  400           18,264
  Baxter International, Inc.                2,200          207,108
  Becton, Dickinson and Company             1,900           67,108
* Biogen, Inc.                              1,100           69,644
  Biomet, Inc.                              1,300           51,208
* Boston Scientific Corporation             3,100           62,558
  Bristol-Myers Squibb Company             14,700          873,180
  C.R. Bard, Inc.                             400           18,160
  Cardinal Health, Inc.                     2,150          208,013
* Chiron Corporation                        1,400           61,425
  CIGNA Corporation                         1,200          128,832
  Eli Lilly and Company                     8,500          651,610
* Forest Laboratories, Inc.                 1,300           77,012
* Guidant Corporation                       2,300          103,477
  HCA - The Healthcare Company              4,200          169,134
* HEALTHSOUTH Corporation                   2,900           37,381
* Humana, Inc.                              1,300           13,624
  Johnson & Johnson                        10,500          918,435
* King Pharmaceuticals, Inc.                1,300           52,975
* Manor Care, Inc.                            800           16,320
  McKesson HBOC, Inc.                       2,121           56,737
* MedImmune, Inc.                           1,600           57,400
  Medtronic, Inc.                           9,000          411,660
  Merck & Co., Inc.                        17,400        1,320,659
  Pfizer, Inc.                             47,525        1,946,148
  Pharmacia Corporation                     9,703          488,740
* Quintiles Transnational Corp.               900           16,988
  Schering-Plough Corporation              11,000          401,830
* St. Jude Medical, Inc.                      600           32,310
  Stryker Corporation                       1,500           78,375
* Tenet Healthcare Corporation              2,400          105,600
  UnitedHealth Group Incorporated           2,400          142,224
* Watson Pharmaceuticals, Inc.                800           42,080
* Wellpoint Health Networks, Inc. -
     Class A                                  500           47,655
------------------------------------------------------------------
  TOTAL                                                 10,783,328
------------------------------------------------------------------

  INDUSTRIALS (10.3%)
* Allied Waste Industries, Inc.             1,500          23,520
* American Power
     Conversion Corporation                 1,500          19,336
* AMR Corporation                           1,100          38,632
  Automatic Data Processing, Inc.           4,800         261,024
  Avery Dennison Corporation                  800          41,616
  The B.F. Goodrich Company                   800          30,696
  The Boeing Company                        6,670         371,585

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

--------------------
INDEX 500 STOCK FUND
--------------------
                                          Shares/Par  Market Value
------------------------------------------------------------------
  INDUSTRIALS (CONTINUED)
  Briggs & Stratton Corporation                 200    $    7,674
  Burlington Northern
     Santa Fe Corporation                     3,000        91,140
  Caterpillar, Inc.                           2,600       115,388
* Cendant Corporation                         5,772        84,213
  Cintas Corporation                          1,300        51,246
* Convergys Corporation                       1,200        43,284
  Cooper Industries, Inc.                       700        23,415
  Crane Co.                                     450        11,723
  CSX Corporation                             1,600        53,920
  Cummins Engine Company, Inc.                  300        11,262
  Danaher Corporation                         1,100        60,016
  Deere & Company                             1,800        65,412
  Delta Air Lines, Inc.                         900        35,550
  Deluxe Corporation                            500        11,835
  Dover Corporation                           1,500        53,760
  Eaton Corporation                             500        34,250
  Ecolab, Inc.                                1,000        42,420
  Emerson Electric Co.                        3,200       198,272
  Equifax, Inc.                               1,100        34,375
* FedEx Corporation                           2,120        88,362
  First Data Corporation                      3,000       179,130
  Fluor Corporation                             600        26,700
  General Dynamics Corporation                1,500        94,110
  General Electric Company                   74,600     3,122,755
  Genuine Parts Company                       1,350        34,979
  H&R Block, Inc.                               700        35,042
  Honeywell International, Inc.               6,050       246,840
  Illinois Tool Works, Inc.                   2,300       130,732
  IMS Health Incorporated                     2,200        54,780
  Ingersoll-Rand Company                      1,250        49,638
  ITT Industries, Inc.                          700        27,125
  Lockheed Martin Corporation                 3,200       114,080
  Masco Corporation                           3,400        82,076
  McDermott International, Inc.                 500         6,325
  Minnesota Mining and
     Manufacturing Company                    3,000       311,700
  Molex Incorporated                          1,450        51,158
  National Service Industries, Inc.             300         7,035
* Navistar International Corporation            400         9,120
  Norfolk Southern Corporation                2,900        48,546
  Northrop Grumman Corporation                  500        43,500
  PACCAR, Inc.                                  600        26,888
  Pall Corporation                              900        19,728
  Parker-Hannifin Corporation                   850        33,762
  Paychex, Inc.                               2,825       104,702
  Pitney Bowes, Inc.                          1,900        66,025
* Power-One, Inc.                               600         8,694
  R.R. Donnelley & Sons Company                 900        23,598

                                          Shares/Par  Market Value
------------------------------------------------------------------
  INDUSTRIALS (CONTINUED)
  Raytheon Company - Class B                 2,600      $ 76,388
* Robert Half International, Inc.            1,300        29,055
  Rockwell International Corporation         1,400        50,890
  Ryder System, Inc.                           500         8,995
  Sabre Holdings Corporation - Class A       1,011        46,678
  Southwest Airlines Co.                     5,680       100,820
  Symbol Technologies, Inc.                  1,100        38,390
  Textron, Inc.                              1,100        62,524
* Thermo Electron Corporation                1,400        31,472
  Thomas & Betts Corporation                   400         6,944
  The Timken Company                           500         7,825
  Tyco International, Ltd.                  13,189       570,159
  Union Pacific Corporation                  1,900       106,875
  United Technologies Corporation            3,500       256,550
* US Airways Group, Inc.                       500        17,725
  W.W. Grainger, Inc.                          700        23,695
  Waste Management, Inc.                     4,657       115,028
----------------------------------------------------------------
  TOTAL                                                8,412,707
----------------------------------------------------------------

  INFORMATION TECHNOLOGY (16.6%)
* Adaptec, Inc.                                   700         6,070
* ADC Telecommunications, Inc.                  5,800        49,300
  Adobe Systems Incorporated                    1,800        62,946
* Advanced Micro Devices, Inc.                  2,400        63,696
* Agilent Technologies, Inc.                    3,446       105,896
* Altera Corporation                            3,000        64,313
* Analog Devices, Inc.                          2,700        97,848
* Andrew Corporation                              600         8,625
* Apple Computer, Inc.                          2,400        52,968
* Applied Materials, Inc.                       6,100       265,350
* Applied Micro Circuits Corporation            2,200        36,300
  Autodesk, Inc.                                  400        12,225
* Avaya, Inc.                                   2,077        27,001
* BMC Software, Inc.                            1,800        38,700
* Broadcom Corporation - Class A                1,800        52,020
* BroadVision, Inc.                             2,000        10,688
* Cabletron Systems, Inc.                       1,400        18,060
* Ceridian Corporation                          1,100        20,350
* Cisco Systems, Inc.                          54,200       857,037
* Citrix Systems, Inc.                          1,400        29,575
  Compaq Computer Corporation                  12,785       232,687
  Computer Associates
     International, Inc.                        4,400       119,680
* Computer Sciences Corporation                 1,300        42,055
* Compuware Corporation                         2,700        26,325
* Comverse Technology, Inc.                     1,200        70,668
* Conexant Systems, Inc.                        1,700        15,194
  Corning Incorporated                          6,900       142,761
* Dell Computer Corporation                    19,500       500,906
  Electronic Data Systems
     Corporation                                3,500       195,510

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                            --------------------
                                                            INDEX 500 STOCK FUND
                                                            --------------------

                                          Shares/Par  Market Value
------------------------------------------------------------------
  INFORMATION TECHNOLOGY (CONTINUED)
* EMC Corporation                          16,512       $  485,453
* Gateway, Inc.                             2,400           40,344
  Hewlett-Packard Company                  14,900          465,923
  Intel Corporation                        50,700        1,334,043
  International Business
     Machines Corporation                  13,200        1,269,575
* Intuit, Inc.                              1,600           44,400
* Jabil Circuit, Inc.                       1,400           30,268
* JDS Uniphase Corporation                  9,700          178,844
* KLA-Tencor Corporation                    1,400           55,125
* Lexmark International Group,
     Inc. - Class A                         1,000           45,520
  Linear Technology Corporation             2,400           98,550
* LSI Logic Corporation                     2,400           37,752
  Lucent Technologies, Inc.                25,135          250,596
* Maxim Integrated Products, Inc.           2,100           87,339
* Mercury Interactive Corporation             600           25,125
* Micron Technology, Inc.                   4,300          178,579
* Microsoft Corporation                    40,200        2,198,437
  Millipore Corporation                       300           13,878
  Motorola, Inc.                           16,460          234,720
* National Semiconductor
     Corporation                            1,300           34,775
* NCR Corporation                             700           27,321
* Network Appliance, Inc.                   2,400           40,350
  Nortel Networks Corporation              23,320          327,646
* Novell, Inc.                              2,500           12,500
* Novellus Systems, Inc.                    1,100           44,619
* Oracle Corporation                       42,100          630,658
* Palm, Inc.                                4,308           36,214
* Parametric Technology
     Corporation                            2,100           19,031
* PeopleSoft, Inc.                          2,100           49,219
  PerkinElmer, Inc.                           400           20,980
* QLogic Corporation                          700           15,750
* QUALCOMM Incorporated                     5,600          317,100
* Sanmina Corporation                       2,300           44,994
* Sapient Corporation                         900            6,469
  Scientific-Atlanta, Inc.                  1,200           49,908
* Siebel Systems, Inc.                      3,200           87,040
* Solectron Corporation                     4,800           91,248
* Sun Microsystems, Inc.                   24,200          371,954
  Tektronix, Inc.                             700           19,103
* Tellabs, Inc.                             3,100          126,131
* Teradyne, Inc.                            1,300           42,900
  Texas Instruments Incorporated           13,000          402,740
* Unisys Corporation                        2,400           33,600
* VERITAS Software Corporation              2,914          134,743
* Vitesse Semiconductor Corporation         1,400           33,338
  Xerox Corporation                         5,000           29,950
* Xilinx, Inc.                              2,500           87,813
* Yahoo!, Inc.                              4,200           66,150
------------------------------------------------------------------
  TOTAL                                                 13,503,469
------------------------------------------------------------------

                                          Shares/Par  Market Value
------------------------------------------------------------------
  MATERIALS (2.3%)
  Air Products and Chemicals, Inc.       1,700        $ 65,280
  Alcan Aluminium, Ltd.                  2,400          86,400
  Alcoa, Inc.                            6,560         235,832
  Allegheny Technologies
     Incorporated                          600          10,446
  Ball Corporation                         200           9,174
  Barrick Gold Corporation               3,000          42,870
  Bemis Company, Inc.                      400          13,236
  Boise Cascade Corporation                400          12,560
  The Dow Chemical Company               6,711         211,866
  E. I. du Pont de Nemours and
     Company                             7,900         321,530
  Eastman Chemical Company                 600          29,532
  Engelhard Corporation                  1,000          25,860
* FMC Corporation                          200          14,728
* Freeport-McMoRan Copper &
     Gold, Inc. - Class B                1,100          14,355
  Georgia-Pacific Corporation            1,696          49,862
  Great Lakes Chemical Corporation         400          12,296
  Hercules Incorporated                    800          10,392
  Homestake Mining Company               2,000          10,520
* Inco Limited                           1,400          20,762
  International Flavors &
     Fragrances, Inc.                      700          15,442
  International Paper Company            3,586         129,383
  Louisiana-Pacific Corporation            800           7,688
  The Mead Corporation                     800          20,072
  Newmont Mining Corporation             1,458          23,503
  Nucor Corporation                        600          24,042
* Pactiv Corporation                     1,200          14,532
  Phelps Dodge Corporation                 596          23,947
  Placer Dome, Inc.                      2,500          21,625
  Potlatch Corporation                     200           6,390
  PPG Industries, Inc.                   1,300          59,917
  Praxair, Inc.                          1,200          53,580
  Rohm and Haas Company                  1,605          49,450
* Sealed Air Corporation                   614          20,465
  Sigma-Aldrich Corporation                600          28,725
  Temple-Inland, Inc.                      400          17,700
  USX-U.S. Steel Group                     700          10,283
  Vulcan Materials Company                 800          37,464
  Westvaco Corporation                     800          19,384
  Weyerhaeuser Company                   1,600          81,264
  Willamette Industries, Inc.              800          36,800
  Worthington Industries, Inc.             600           5,580
--------------------------------------------------------------
  TOTAL                                              1,904,737
--------------------------------------------------------------

TELECOMMUNICATION SERVICES (5.8%)
ALLTEL Corporation                         2,400         125,904
AT&T Corp.                                28,311         603,024
BellSouth Corporation                     14,100         576,972
CenturyTel, Inc.                           1,100          31,625

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

--------------------
INDEX 500 STOCK FUND
--------------------
                                          Shares/Par  Market Value
------------------------------------------------------------------
  TELECOMMUNICATION SERVICES (CONTINUED)
* Citizens Communications Company              200     $    2,530
* Global Crossing, Ltd.                      6,680         90,113
* Nextel Communications, Inc. -
     Class A                                 5,700         81,938
* Qwest Communications
     International, Inc.                    12,465        436,898
  SBC Communications, Inc.                  25,523      1,139,091
  Sprint Corporation                         6,700        147,333
* Sprint Corporation (PCS Group)             7,000        133,000
+ Verizon Communications, Inc.              20,332      1,002,368
* WorldCom, Inc.                            21,722        405,930
-----------------------------------------------------------------
  TOTAL                                                 4,776,726
-----------------------------------------------------------------

  UTILITIES (3.9%)
* The AES Corporation                     3,700        184,852
  Allegheny Energy, Inc.                    800         37,008
  Ameren Corporation                      1,000         40,950
  American Electric Power
     Company, Inc.                        2,400        112,800
* Calpine Corporation                     2,100        115,647
  Cinergy Corp.                           1,200         40,260
  CMS Energy Corporation                    900         26,631
  Consolidated Edison, Inc.               1,600         59,360
  Constellation Energy Group              1,100         48,510
  Dominion Resources, Inc.                1,842        118,754
  DTE Energy Company                      1,100         43,780
  Duke Energy Corporation                 5,562        237,720
  Dynegy, Inc. - Class A                  2,400        122,424
  Edison International                    2,500         31,600
  El Paso Corporation                     3,768        246,050
  Enron Corp.                             5,600        325,361
  Entergy Corporation                     1,700         64,600
  Exelon Corporation                      2,437        159,867
  FirstEnergy Corp.                       1,700         47,464
  FPL Group, Inc.                         1,300         79,690
  GPU, Inc.                                 900         29,241
  KeySpan Corporation                     1,000         38,130
  Kinder Morgan, Inc.                       900         47,880
* Niagara Mohawk Holdings, Inc.           1,200         20,280
  Nicor, Inc.                               300         11,181
  NiSource, Inc.                          1,551         48,267
  ONEOK, Inc.                               200          8,178
  Peoples Energy Corporation                300         11,661
  PG&E Corporation                        2,900         36,105
  Pinnacle West Capital Corporation         600         27,522
  PPL Corporation                         1,098         48,268
  Progress Energy, Inc.                   1,593         68,611
  Public Service Enterprise
     Group Incorporated                   1,600         69,056
  Reliant Energy, Inc.                    2,173         98,328

                                           Shares/Par  Market Value
------------------------------------------------------------------
  UTILITIES (CONTINUED)
  Sempra Energy                              1,551         $ 36,107
  The Southern Company                       5,100          178,959
  TXU Corp.                                  1,967           81,276
  The Williams Companies, Inc.               3,600          154,260
  Xcel Energy, Inc.                          2,540           76,479
------------------------------------------------------------------
  TOTAL                                                   3,233,117
------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $78,387,512)                                  78,130,257
------------------------------------------------------------------

  MONEY MARKET INVESTMENTS (4.7%)
  CIGARETTES (0.6%)
+ Philip Morris Co., Inc., 5.5%,
     4/2/01                                500,000         499,924
------------------------------------------------------------------

  FEDERAL GOVERNMENT AND AGENCIES (1.0%)
+ Federal Home Loan Mortgage
     Corporation, 5.27%, 4/17/01           800,000         798,126
------------------------------------------------------------------

  FINANCE SERVICES (1.6%)
+Citicorp, 4.97%, 5/1/01                 1,300,000       1,294,616
------------------------------------------------------------------

  PERSONAL CREDIT INSTITUTIONS (1.5%)
+ Variable Funding Capital,
     4.96%, 4/25/01                        1,300,000   1,295,701
------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $3,888,367)                                    3,888,367
------------------------------------------------------------------
  TOTAL INVESTMENTS (100.0%)
    (COST $82,275,879)o                                 82,018,624
------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (0.0%)                     18,455
------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                            $82,037,079
------------------------------------------------------------------

 *Non-Income Producing

 +All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of March 31, 2001 is summarized below:

                                                                    Unrealized
                                        Number of     Expiration   Appreciation
Issuer                                  Contracts        Date    (Depreciation)
-------------------------------------------------------------------------------
  S&P 500(R)Index
     (Total notional value at
        3/31/01, $4,005,475)                13           6/01       $(205,575)

 oAt March 31, 2001, the aggregate cost of securities for federal tax purposes was $82,544,936 and the net unrealized depreciation of investments based on that cost was $526,312 which is comprised of $10,367,241 aggregate gross unrealized appreciation and $10,893,553 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                           ---------------------
                                                           ASSET ALLOCATION FUND
                                                           ---------------------
   ---------------------
   ASSET ALLOCATION FUND
   ---------------------

   -----------------------------------------------------------------------------
   OBJECTIVE: To seek to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among common stocks, bonds and cash.

   PORTFOLIO: The normal range of investments is 50-70% stocks, 25-35% bonds and 0-15% cash equivalents. Up to 50% of the stock allocation may be invested in foreign stocks.

   STRATEGY: To adjust the mix among asset sectors to capitalize on the changing financial markets and economic conditions.

   NET ASSETS:  $67.3 million
   -----------------------------------------------------------------------------

The Asset Allocation Fund invests in seven categories of assets: large-capitalization stocks, small-capitalization stocks, foreign stocks, investment-grade bonds, below investment-grade bonds, convertible securities and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed. The Fund is managed to maintain broad diversification, while blending asset classes to achieve both capital appreciation and current income.

The Asset Allocation Fund substantially outperformed the S&P 500(R) Index benchmark, but underperformed the fixed income benchmarks for the year ended March 31, 2001.

The Fund's normal range of exposure to equities is 45% to 75% of assets. Early in 2000, as the U.S. stock market continued its long upward trend, exposure to equities was reduced. By April 1, 2000, when the Fund's 2001 fiscal year began, 51% of assets were in equities. Performance benefited from maintenance of this defensive posture throughout the year, as the equity market weakened steadily. Although the Fund's managers have taken advantage of periods of particular market weakness as for opportunistic buying, equity holdings have never been above 60% of assets during the past 12 months. As the fiscal year drew to a close, the equity position was moved toward a more normal level; at the end of March 2001, equities represented 57% of the portfolio, divided among large-capitalization stocks, small-capitalization stocks and foreign stocks.

Although the valuation model that guides the Fund indicates that current stock prices represent good value, a defensive to neutral posture is being maintained until there are convincing signs that the economy and corporate earnings have stabilized. In the meantime, higher than usual positions in investment-grade bonds and cash are being maintained.

SECTOR ALLOCATION
3/31/01

Large-Cap Stocks                                  32%
Investment-Grade Bonds                            28%
Foreign Stocks                                    13%
Small-Cap Stocks                                  12%
Below Investment-Grade Bonds                       8%
Other Assets, Less Liabilities                     6%
Convertible Securities                             1%

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

---------------------
ASSET ALLOCATION FUND
---------------------

PERFORMANCE RELATIVE TO RELEVANT INDICES

                                    ASSET
                                  ALLOCATION              MERRILL   MERRILL
             ASSET       ASSET       FUND                  LYNCH     LYNCH
           ALLOCATION  ALLOCATION  CLASS B                DOMESTIC   91-DAY
              FUND        FUND    REDEMPTION  S&P 500/R    MASTER   TREASURY
            CLASS A     CLASS B     VALUE       INDEX      INDEX      BILL
-----------------------------------------------------------------------------

3/31/97      9,524       10,000               10,000     10,000     10,000
9/30/97     11,390       11,920               12,618     10,712     10,272
3/31/98     12,239       12,769               14,787     11,205     10,536
9/30/98     11,355       11,811               13,747     11,955     10,824
3/31/99     13,023       13,506               17,503     11,934     11,061
9/30/99     13,826       14,280               17,564     11,908     11,333
3/31/00     17,110       17,621               20,650     12,167     11,634
9/30/00     17,408       17,871               19,916     12,733     11,989
3/31/01     15,818       16,193     15,893    16,186     13,679     12,368

TOTAL RETURN                                                   Average
                                                                Annual
                                              One               Since
For the periods ended March 31, 2001          Year            Inception*
------------------------------------------------------------------------
Asset Allocation Fund
(Class A - without initial sales charge)     -7.55%            13.52%
------------------------------------------------------------------------
S&P 500(R)Index                             -21.68%            12.78%
------------------------------------------------------------------------
Merrill Lynch Domestic Master Index          12.44%             8.14%
------------------------------------------------------------------------
Merrill Lynch 91-Day Treasury Bill            6.30%             5.45%
------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

In the graph, the Fund is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities.

The Standard & Poor's 500(R) Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch 91-Day Treasury Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

  SCHEDULE OF INVESTMENTS
                                          Shares/Par  Market Value
------------------------------------------------------------------
  DOMESTIC COMMON STOCKS AND WARRANTS (31.8%)
  LARGE CAP COMMON STOCK (19.8%)
  CONSUMER DISCRETIONARY (4.1%)
* AOL Time Warner Inc.                       6,400     $256,960
* Costco Wholesale Corporation               3,400      133,450
  Ford Motor Company                         3,146       88,466
  Fortune Brands, Inc.                         900       30,960
  Harley-Davidson, Inc.                      7,100      269,445
  The Interpublic Group of
     Companies, Inc.                         2,200       75,570
  Jostens, Inc.                                100        2,000
* Kohl's Corporation                         5,700      351,632
  McDonald's Corporation                     3,300       87,615
  The McGraw-Hill Companies, Inc.            3,600      214,740
  The New York Times Company -
     Class A                                 5,200      213,044
  Newell Rubbermaid, Inc.                    6,000      159,000
  Omnicom Group, Inc.                          900       74,592
  Target Corporation                         4,600      165,968
  Tiffany & Co.                              2,000       54,500
  Tribune Company                            5,200      211,848
* Viacom, Inc. - Class B                     2,200       96,734
  Wal-Mart Stores, Inc.                      5,300      267,650
------------------------------------------------------------------
  TOTAL                                               2,754,174
------------------------------------------------------------------

  CONSUMER STAPLES (2.0%)
  Anheuser-Busch Companies, Inc.             4,100      188,313
  The Estee Lauder Companies, Inc. -
     Class A                                 4,800      174,816
  General Mills, Inc.                        3,600      154,836
  Kimberly-Clark Corporation                 3,100      210,273
  PepsiCo, Inc.                              4,200      184,590
  The Quaker Oats Company                    1,800      176,400
  Walgreen Co.                              6,600       269,280
------------------------------------------------------------------
  TOTAL                                               1,358,508
------------------------------------------------------------------

ENERGY (2.1%)
Chevron Corporation                          1,800       158,040
Conoco, Inc. - Class B                       6,600       186,450
Diamond Offshore Drilling, Inc.              2,200        86,570
EOG Resources, Inc.                          3,500       144,305
ExxonMobil Corporation                       4,020       325,620
Santa Fe International Corporation           3,500       113,750
Schlumberger Limited                         2,000       115,220
Tosco Corporation                            6,100       260,836
------------------------------------------------------------------
  TOTAL                                                1,390,791
------------------------------------------------------------------

  FINANCIALS (2.8%)
  American International Group, Inc. 2,650     213,325
  The Bank of New York Company, Inc. 4,000     196,960
  Citigroup, Inc.                    6,666     299,837

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                           ---------------------
                                                           ASSET ALLOCATION FUND
                                                           ---------------------

                                          Shares/Par  Market Value
------------------------------------------------------------------
FINANCIALS (CONTINUED)
Fifth Third Bancorp                             5,650     $301,921
Household International, Inc.                   3,400      201,416
Lehman Brothers Holdings, Inc.                  2,900      181,830
Morgan Stanley Dean Witter & Co.                1,700       90,950
Northern Trust Corporation                      3,200      200,000
Olympic Financial, Ltd.                           500            1
The PNC Financial Services
   Group, Inc.                                  3,100      210,025
------------------------------------------------------------------
  TOTAL                                                  1,896,265
------------------------------------------------------------------

  HEALTHCARE (2.7%)
* Amgen, Inc.                              2,600         156,488
  Bristol-Myers Squibb Company             2,200         130,680
  CIGNA Corporation                        2,100         225,456
  Eli Lilly and Company                    1,800         137,988
* Guidant Corporation                      3,200         143,968
  Johnson & Johnson                        1,700         148,699
  Medtronic, Inc.                          4,000         182,960
  Merck & Co., Inc.                        2,900         220,110
  Pfizer, Inc.                             7,425         304,054
  Schering-Plough Corporation              4,100         149,773
* Watson Pharmaceuticals, Inc.               900          47,340
------------------------------------------------------------------
  TOTAL                                                1,847,516
------------------------------------------------------------------

  INDUSTRIALS (2.3%)
  Avery Dennison Corporation                4,200         218,484
  Ecolab, Inc.                              4,300         182,406
  Emerson Electric Co.                      1,000          61,960
* FedEx Corporation                         1,800          75,024
* Fiserv, Inc.                              7,025         315,685
  General Electric Company                  9,800         410,227
  Southwest Airlines Co.                    7,650         135,788
  Tyco International, Ltd.                  3,800         164,274
------------------------------------------------------------------
  TOTAL                                                 1,563,848
------------------------------------------------------------------

  INFORMATION TECHNOLOGY (2.8%)
* Amdocs Limited                            3,200         153,280
* Atmel Corporation                         9,600          94,200
* Cisco Systems, Inc.                       8,600         135,988
  Electronic Data Systems
     Corporation                            4,600         256,955
* EMC Corporation                           2,900          85,260
  Intel Corporation                         7,500         197,343
  International Business
     Machines Corporation                   1,800         173,123
  McData Corporation                          106           2,001
* Microsoft Corporation                     3,500         191,405
* Nokia Corp., ADR                          2,300          55,200
  Nortel Networks Corporation               5,800          81,490
* ONI Systems Corp.                         1,900          37,050
* Oracle Corporation                        8,700         130,326

                                          Shares/Par  Market Value
------------------------------------------------------------------
  INFORMATION TECHNOLOGY (CONTINUED)
* Palm, Inc.                               5,700       $ 47,916
* Solectron Corporation                    2,000         38,020
* Sun Microsystems, Inc.                   2,800         43,036
  Texas Instruments Incorporated           3,700        114,626
* TIBCO Software, Inc.                     2,300         19,550
------------------------------------------------------------------
  TOTAL                                               1,856,769
------------------------------------------------------------------

MATERIALS (0.1%)
Asia Pulp & Paper, Ltd.                       50              5
PPG Industries, Inc.                         800         36,872
------------------------------------------------------------------
  TOTAL                                                  36,877
------------------------------------------------------------------

  TELECOMMUNICATION SERVICES (0.5%)
  AT&T Corp.                                  4,795        102,134
* AT&T Wireless Group                           900         17,262
* Nextel Communications, Inc. -
     Class A                                  3,300         47,438
  Sprint Corporation                            700         15,393
  Verizon Communications, Inc.                2,196        108,262
* Williams Communications
     Group, Inc. - Class A                    3,700         33,300
------------------------------------------------------------------
  TOTAL                                                    323,789
------------------------------------------------------------------

UTILITIES (0.4%)
El Paso Corporation                         1,000         65,300
Enron Corp.                                 4,000        232,400
------------------------------------------------------------------
  TOTAL                                                  297,700
------------------------------------------------------------------
  TOTAL LARGE CAP COMMON STOCK                        13,326,237
------------------------------------------------------------------

  SMALL CAP COMMON STOCK (12.0%)
  CONSUMER DISCRETIONARY (2.2%)
* Catalina Marketing Corporation            4,900         159,593
* CDW Computer Centers, Inc.                3,000          93,000
* Coach, Inc.                               1,400          40,474
* Entercom Communications Corp. -
     Class A                                1,400          55,020
* Getty Images, Inc.                        1,500          24,188
  The Gymboree Corporation                  3,800          38,000
* Harrah's Entertainment, Inc.              1,900          55,917
* Jones Apparel Group, Inc.                 3,800         143,640
* Lamar Advertising Company -
     Class A                                1,200          44,100
  Leggett & Platt Incorporated              5,900         113,457
* Michaels Stores, Inc.                     4,600         137,713
* O'Reilly Automotive, Inc.                14,700         293,080
  Stoneridge, Inc.                          5,300          38,955
  The Talbots, Inc.                         2,500         106,200
* TMP Worldwide, Inc.                       1,500          56,344
* Tommy Hilfiger Corp.                      2,900          37,265
* Westwood One, Inc.                        2,100          48,342
------------------------------------------------------------------
  TOTAL                                                 1,485,288
------------------------------------------------------------------

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

---------------------
ASSET ALLOCATION FUND
---------------------
                                          Shares/Par  Market Value
------------------------------------------------------------------
  CONSUMER STAPLES (0.1%)
* Steiner Leisure Limited                    2,950         $48,491
------------------------------------------------------------------

  ENERGY (1.4%)
  Anadarko Petroleum Corporation             1,800       113,004
* BJ Services Company                        4,300       306,160
* Energy Partners, Ltd.                      2,600        24,570
* Global Industries, Ltd.                    6,600        96,113
* Grant Prideco, Inc.                        2,900        49,880
* Nabors Industries, Inc.                    4,000       207,360
* Weatherford International, Inc.            2,600       128,310
------------------------------------------------------------------
  TOTAL                                                  925,397
------------------------------------------------------------------

  FINANCIALS (1.0%)
  GreenPoint Financial Corp.                3,842       125,249
  Investors Financial Services Corp.        5,300       310,712
* Knight Trading Group, Inc. -
     Class A                                2,300        33,638
  Old Republic International
     Corporation                            1,500        42,600
  SouthTrust Corporation                    1,700        77,775
* Trammell Crow Company                     4,700        55,930
 ----------------------------------------------------------------
  TOTAL                                                 645,904
----------------------------------------------------------------

  HEALTHCARE (2.3%)
* Apogent Technologies, Inc.                2,900        58,696
* DaVita, Inc.                             15,200       258,096
* Health Management Associates,
     Inc. - Class A                         6,500       101,075
* Lincare Holdings, Inc.                    6,500       344,093
* Patterson Dental Company                  9,700       298,275
* Province Healthcare Company               4,750       144,578
* Quorum Health Group, Inc.                 5,150        78,216
* Renal Care Group, Inc.                    4,000       107,280
* Universal Health Services, Inc. -
     Class B                                1,200       105,960
* Vascular Solutions, Inc.                  6,500        40,625
------------------------------------------------------------------
  TOTAL                                               1,536,894
------------------------------------------------------------------

  INDUSTRIALS (2.4%)
  C.H. Robinson Worldwide, Inc.             3,400        93,075
* Charles River Associates
     Incorporated                           3,200        33,200
  Cintas Corporation                        3,600       141,912
* Concord EFS, Inc.                         4,450       181,338
* The Corporate Executive
     Board Company                          3,500       105,656
  Expeditors International of
     Washington, Inc.                       2,400       121,050
* Heidrick & Struggles
     International, Inc.                    3,300        95,494
* Knight Transportation, Inc.               5,750       140,156
* MCSi, Inc.                                1,900        28,144
* MSC Industrial Direct Co., Inc. -
     Class A                                3,800        60,838

                                          Shares/Par  Market Value
------------------------------------------------------------------
  INDUSTRIALS (CONTINUED)
  Paychex, Inc.                             2,750        $101,922
* Power-One, Inc.                           3,100          44,919
  Railamerica, Inc.                            50           1,000
* Resources Connection, Inc.                1,900          42,038
* Robert Half International, Inc.           4,200          93,870
* Swift Transportation Co., Inc.            1,900          35,150
  Teleflex Incorporated                     4,600         188,370
* Tetra Tech, Inc.                          8,500         172,125
------------------------------------------------------------------
  TOTAL                                                 1,680,257
------------------------------------------------------------------

  INFORMATION TECHNOLOGY (2.5%)
* Advent Software, Inc.                    2,300        101,919
* Applied Micro Circuits Corporation         442          7,293
* Aspen Technology, Inc.                   2,300         54,913
* Autonomy Corporation PLC, ADR            3,000         30,563
* BARRA, Inc.                                750         40,500
* C-Cube Microsystems, Inc.                6,500         80,031
* Comverse Technology, Inc.                1,300         76,557
* Credence Systems Corporation             2,700         55,350
* Decisionone Corporation                     88            495
* DST Systems, Inc.                        3,600        173,483
* GT Group Telecom, Inc.                     100          2,802
* Hotel Reservations Network, Inc. -
     Class A                               2,800         72,100
* Inet Technologies, Inc.                    900          5,288
* JDS Uniphase Corporation                   600         11,063
* KMC Telecom Holdings, Inc.                 250            266
* Macromedia, Inc.                         1,500         24,094
* Micrel Incorporated                      2,100         58,669
* Microchip Technology Incorporated        2,800         70,875
* Novellus Systems, Inc.                   2,600        105,463
  PerkinElmer, Inc.                          600         31,470
* PMC-Sierra, Inc.                           400         10,160
* PRI Automation, Inc.                     2,500         42,813
* QLogic Corporation                       1,600         36,000
* Rational Software Corporation            1,600         28,400
* Sanmina Corporation                      3,000         58,688
* Semtech Corporation                      3,200         94,200
* SmartForce Public Limited
     Company, ADR                          1,600         35,500
* Tellabs, Inc.                            4,500        183,093
* UTStarcom, Inc.                          5,200         86,450
* Varian, Inc.                             3,600         92,024
* VeriSign, Inc.                             400         14,175
* XM Satellite Radio, Inc.                   100            300
------------------------------------------------------------------
  TOTAL                                               1,684,997
------------------------------------------------------------------

  MATERIALS (0.1%)
  Sigma-Aldrich Corporation                 1,100        52,663
------------------------------------------------------------------

--------------------------------------------------------------------------------
MARCH 31, 2001
--------------------------------------------------------------------------------

---------------------
ASSET ALLOCATION FUND
---------------------

                               Country  Shares/Par  Market Value
------------------------------------------------------------------
  TELECOMMUNICATION SERVICES (0.0%)
  Horizon PCS, Inc. - Warrant                   50       $2,000
------------------------------------------------------------------
  TOTAL SMALL CAP COMMON STOCK                        8,061,891
------------------------------------------------------------------
  TOTAL DOMESTIC COMMON
    STOCKS AND WARRANTS
    (COST $18,484,892)                               21,388,128
------------------------------------------------------------------

  FOREIGN COMMON STOCK (13.4%)
  BANK HOLDING COMPANIES (0.6%)
  ABN AMRO Holding NV          Netherlands   8,000      146,608
  Dresdner Bank AG             Germany       5,000      227,152
------------------------------------------------------------------
  TOTAL                                                 373,760
------------------------------------------------------------------

  CAPITAL GOODS (0.5%)
* Finmeccanica S.P.A.          Italy        60,000       60,468
  Vinci                        France        4,700      290,846
------------------------------------------------------------------
  TOTAL                                                 351,314
------------------------------------------------------------------

  COMMUNICATION SERVICES (1.9%)
  Alcatel Alsthom              France        3,000       90,834
  Altadis, S.A.                Spain        10,000      326,208
* China Mobile
     (Hong Kong) Limited       Hong Kong    24,000      105,552
  Fuji Television
     Network,
     Incorporated              Japan            25      174,958
* Koninklijke (Royal)
     KPN NV                    Netherlands   3,500       34,221
  Nippon Telegraph and
     Telephone
     Corporation               Japan            10       63,839
  Nokia Oyj                    Finland       5,000      120,273
* NTT DoCoMo, Inc.             Japan           100      173,961
* Telefonica S.A.              Spain         9,741      156,608
------------------------------------------------------------------
  TOTAL                                               1,246,454
------------------------------------------------------------------

  CONSUMER CYCLICAL (0.7%)
* Buhrmann NV                  Netherlands  11,239      290,120
  Fast Retailing
     Co., Ltd.                 Japan         1,000      165,981
------------------------------------------------------------------
  TOTAL                                                 456,101
------------------------------------------------------------------

  CONSUMER STAPLES (2.9%)
  Cadbury Schweppes plc  United Kingdom15,000   95,965
  Companhia Brasileira de
     Distrubuicao Grupo
     Pao de Acucar       Brazil        4,250   132,175
  Companhia de Bebidas
     das Americas
     (Ambev), ADR        Brazil        8,000   186,800
                         United
  Diageo PLC             Kingdom      25,000   251,287
  Koninklijke Ahold NV   Netherlands   7,070   219,879
  Nestle SA              Switzerland     100   209,565
  Nutreco Holding NV     Netherlands   6,500   272,945

                               Country  Shares/Par  Market Value
------------------------------------------------------------------
  CONSUMER STAPLES (CONTINUED)
  Parmalat Finanziaria
     S.P.A.                    Italy       130,000     $183,649
  Swedish Match AB             Sweden       48,000      206,994
* Syngenta AG                  Switzerland   1,800       92,818
                               United
  Unilever PLC                 Kingdom      20,000      144,303
------------------------------------------------------------------
  TOTAL                                               1,996,380
------------------------------------------------------------------

  ENERGY (1.5%)
                               United
  Centrica PLC                 Kingdom      44,200      149,476
* Leica Geosystems AG          Switzerland     100       23,060
  Pechiney SA - A Shares       France        2,000       86,529
  Suez Lyonnaise des
     Eaux SA                   France        1,200      177,160
  Total Fina Elf S.A.          France        1,520      205,590
  Vestas Wind Systems
     A/S                       Denmark       4,500      191,735
  Vivendi Environment          France        3,400      149,233
------------------------------------------------------------------
  TOTAL                                                 982,783
------------------------------------------------------------------

  FINANCIALS (2.6%)
  Banco Intensa S.P.A.         Italy        35,000      132,614
  Banco Santander Central
     Hispano SA                Spain        18,000      164,695
  Bank Sarasin & Cie           Switzerland      65      161,939
  BNP Paribas SA               France        3,400      286,443
  DBS Group
     Holdings Limited          Singapore     8,000       72,226
* Deutsche Post AG             Germany         800       13,720
  HSBC Holdings PLC            Hong Kong    10,500      123,863
  ING Groep N.V.               Netherlands   2,700      176,630
  MLP AG                       Germany       1,500      150,506
  Muenchener
     Rueckversicherungs-
     Gesellschaft AG           Germany         550      164,828
  Nordea AB (NDA)              Sweden       25,000      152,629
  Royal Bank of Canada         Canada        6,250      187,271
  Skandia Forsakrings AB       Sweden        4,500       40,338
------------------------------------------------------------------
  TOTAL                                               1,827,702
------------------------------------------------------------------

  HEALTHCARE (0.9%)
                               United
* Celltech Group PLC           Kingdom       7,700      132,460
* Elan Corporation
     PLC, ADR                  Ireland       3,500      182,875
                               United
* GlaxoSmithKline PLC          Kingdom       3,414       89,357
* QIAGEN N.V.                  Germany       1,556       33,701
  Roche Holding AG             Switzerland      20      144,847
------------------------------------------------------------------
  TOTAL                                                 583,240
------------------------------------------------------------------

  PERSONAL CARE (0.2%)
  Luxottica Group
     S.P.A., ADR               Italy         7,000   106,190
------------------------------------------------------------------

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

---------------------
ASSET ALLOCATION FUND
---------------------

                               Country  Shares/Par  Market Value
------------------------------------------------------------------
  TECHNOLOGY (1.0%)
                               United
  Amey PLC                     Kingdom       7,000      $41,997
  Canon, Inc.                  Japan         4,000      145,233
  Royal Philips
     Electronics N.V.          Netherlands   8,924      245,351
  Tecan AG                     Switzerland     300      256,380
------------------------------------------------------------------
  TOTAL                                                 688,961
------------------------------------------------------------------

  TRANSPORTATION (0.6%)
  Deutsche Lufthansa AG        Germany       7,500      141,224
  Porsche AG-Pfd               Germany          85      249,399
------------------------------------------------------------------
  TOTAL                                                 390,623
------------------------------------------------------------------
  TOTAL FOREIGN COMMON STOCK
    (COST $8,668,148)                                 9,003,508
------------------------------------------------------------------

  PREFERRED SECURITIES (1.0%)
  CONSUMER CYCLICAL (0.3%)
  Primedia, Inc. - Series D                  2,500      228,750
------------------------------------------------------------------
  TOTAL CONSUMER CYCLICAL                               228,750
------------------------------------------------------------------

  FINANCE (0.1%)
  California Federal Preferred Capital       4,000      100,000
------------------------------------------------------------------
  TOTAL FINANCE                                         100,000
------------------------------------------------------------------

  TECHNOLOGY (0.6%)
  CABLE (0.3%)
  CSC Holdings, Inc. - Series H              1,000      110,000
  CSC Holdings, Inc. - Series M                513       55,789
------------------------------------------------------------------
  TOTAL                                                 165,789
------------------------------------------------------------------

  TECHNOLOGY (0.3%)
**Crown Castle International Corp.           1,180      112,100
  Sinclair Capital                             500       42,000
------------------------------------------------------------------
  TOTAL                                                 154,100
------------------------------------------------------------------
  TOTAL TECHNOLOGY                                      319,889
------------------------------------------------------------------
  TOTAL PREFERRED SECURITIES
    (COST $668,935)                                     648,639
------------------------------------------------------------------

  INVESTMENT-GRADE BONDS (27.8%)
  CORPORATE BONDS (10.4%)
  AUTO RELATED (0.1%)
  General Motors Acceptance
     Corporation, 7.25%, 3/2/11             50,000       51,207
------------------------------------------------------------------

  AUTOMOTIVE RENTALS, NO DRIVERS (0.1%)
  Hertz Corporation, 7.40%, 3/1/11          50,000       51,304
------------------------------------------------------------------

  BEVERAGES, MALT BEVERAGES (1.0%)
  Anheuser-Busch Companies, Inc.,
     7.5%, 3/15/12                         375,000      419,747
  Anheuser-Busch Companies, Inc.,
     7%, 12/1/25                           280,000      271,795
------------------------------------------------------------------
  TOTAL                                                 691,542
------------------------------------------------------------------

                                          Shares/Par  Market Value
------------------------------------------------------------------
COMMERCIAL BANKS (0.4%)
Bank of America Corporation,
   7.4%, 1/15/11                           250,000        $262,538
------------------------------------------------------------------

DRUGS (0.3%)
Pfizer, Inc., 5.625%, 2/1/06               175,000         178,143
------------------------------------------------------------------

FAMILY CLOTHING STORES (0.3%)
Kohl's Corporation,
   6.30%, 3/1/11 (144A)                    200,000       200,500
------------------------------------------------------------------

GENERAL MERCHANDISE STORES (1.5%)
Kmart CMBS Financing, Inc. -
   Class B, 6.597%, 3/1/07               1,000,000     996,299
------------------------------------------------------------------

HEALTHCARE (0.2%)
Health Care Receivables,
   6.25%, 2/1/03 (144A)                    125,000     126,008
------------------------------------------------------------------

INSURANCE & DIVERSIFIED FINANCIAL COMPANIES (0.3%)
American International Group,
   5.85%, 2/1/06 (144A)                    200,000      202,803
------------------------------------------------------------------

OIL AND GAS EXTRACTION (0.4%)
Chevron Corporation, 6.625%,
   10/1/04                                 250,000      261,533
------------------------------------------------------------------

PHARMACEUTICALS (2.0%)
Johnson & Johnson, 6.625%, 9/1/09          250,000      265,221
Johnson & Johnson, 6.95%, 9/1/29           375,000      396,185
Merck & Co., Inc., 5.95%, 12/1/28          788,000      733,265
------------------------------------------------------------------
  TOTAL                                               1,394,671
------------------------------------------------------------------

PHONE COMMUNICATIONS EXCEPT RADIOPHONE (1.1%)
Qwest Capital Funding,
   7.25%, 2/15/11 (144A)                   500,000      509,392
Qwest Capital Funding,
   7.75%, 2/15/31 (144A)                   214,000      212,899
------------------------------------------------------------------
  TOTAL                                                 722,291
------------------------------------------------------------------

RETAIL-MISCELLANEOUS SHOPPING GOODS STORES (0.5%)
Wal-Mart Stores, Inc., 6.875%,
   8/1/02                                  350,000      358,426
------------------------------------------------------------------

TOBACCO PRODUCTS (1.1%)
Philip Morris Co., Inc.,
   7.75%, 1/15/27                          750,000      756,818
------------------------------------------------------------------

TRANSPORTATION SERVICES (1.1%)
United Parcel Service, 8.375%,
   4/1/20                                  650,000      760,493
------------------------------------------------------------------
  TOTAL CORPORATE BONDS                               7,014,576
------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                           ---------------------
                                                           ASSET ALLOCATION FUND
                                                           ---------------------


                                          Shares/Par  Market Value
------------------------------------------------------------------
GOVERNMENT (DOMESTIC AND FOREIGN)
   AND AGENCY BONDS (15.6%)
FEDERAL GOVERNMENT AND AGENCIES (15.6%)
Aid-Israel, 0%, 11/1/24                    1,000,000    $  230,349
Federal National Mortgage
   Association, 6%, 5/1/11                   778,033       783,635
Government National Mortgage
   Association, 8%, 10/15/26                 239,520       247,989
Government National Mortgage
   Association, 8%, 8/15/26                  131,035       135,668
Government National Mortgage
   Association, 8%, 7/15/27                   68,409        70,803
Government National Mortgage
   Association, 8%, 5/1/25                   180,000       185,906
US Treasury, 4.875%, 3/31/01                 770,000       769,879
US Treasury, 5%, 4/30/01                   1,250,000     1,250,244
US Treasury, 4.625%, 2/28/03                 100,000       100,695
US Treasury, 5.25%, 5/15/04                  100,000       102,350
US Treasury, 5.875%, 11/15/04              1,800,000     1,879,858
US Treasury, 7.5%, 2/15/05                   640,000       706,099
US Treasury, 6.5%, 5/15/05                   700,000       750,371
US Treasury, 5%, 2/15/11                     254,000       255,389
US Treasury, 6.125%, 8/15/29                  60,000        64,444
US Treasury, 6.25%, 5/15/30                  635,000       697,408
US Treasury Inflation Index
   Bond, 3.625%, 7/15/02                     764,547       779,360
US Treasury Inflation Index
   Bond, 3.375%, 1/15/07                     795,571       804,024
US Treasury Inflation Index
   Bond, 3.875%, 4/15/29                     266,228       284,115
Vendee Mortgage Trust,
   Series 1999-1, Class S,
   .17475%, 1/15/29 IO                    52,126,663       373,639
------------------------------------------------------------------
  TOTAL GOVERNMENT (DOMESTIC
     AND FOREIGN) AND AGENCY BONDS                      10,472,225
------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (1.8%)
COMMERCIAL MORTGAGES (1.2%)
Asset Securitization Corporation,
   Series 1996-MD6, Class CS1,
   1.6317%, 11/13/26 IO                  9,394,197      189,597
Criimi Mae Commercial Mortgage
   Trust, Series 1998-C1,
   Class B, 7%, 11/2/11 (144A)             339,000      310,553
Midland Realty Acceptance
   Corporation, Series 1996-C2,
   Class AEC, 1.3534%,
   1/25/29 IO (144A)                     4,037,997      202,092
Mortgage Capital Funding, Inc.,
   Series 1997-MC1, Class A3,
   7.288%, 3/20/07 (144A)                  100,000      105,844
------------------------------------------------------------------
  TOTAL                                                 808,086
------------------------------------------------------------------


                                          Shares/Par  Market Value
------------------------------------------------------------------
  FRANCHISE LOAN RECEIVABLES (0.6%)
  Enterprise Mortgage Acceptance
     Company, Series 1998-1, Class
     IO, 1.3704%, 1/15/23 (144A)         6,426,378    $405,551
------------------------------------------------------------------

  RESIDENTIAL MORTGAGES (0.0%)
  Blackrock Capital Finance L.P.,
     Series 1997-R3, Class B3,
     7.25%, 11/25/28 (144A)                182,790      27,418
------------------------------------------------------------------
  TOTAL MORTGAGE-BACKED AND
     ASSET-BACKED SECURITIES                         1,241,055
------------------------------------------------------------------
  TOTAL INVESTMENT-GRADE BONDS
    (COST $18,397,499)                              18,727,856
------------------------------------------------------------------

  BELOW INVESTMENT-GRADE BONDS (8.2%)
  BASIC MATERIALS (0.4%)
  METALS & MINING (0.3%)
  Glencore Nickel, Ltd., 9%,
     12/1/14                                 50,000      36,000
  Great Central Mines, Ltd.,
     8.875%, 4/1/08                         100,000      78,000
  USEC, Inc., 6.625%, 1/20/06               100,000      90,994
------------------------------------------------------------------
  TOTAL                                                 204,994
------------------------------------------------------------------

  PAPER (0.1%)
  Caraustar Industries, Inc.,
     7.375%, 6/1/09                          50,000      42,998
------------------------------------------------------------------
  TOTAL BASIC MATERIALS                                    247,992
------------------------------------------------------------------

CAPITAL GOODS (0.4%)
Building One Services, 10.5%,
   5/1/09                                   100,000          83,250
Integrated Electrical Services,
   Series B, 9.375%, 2/1/09                  50,000          48,563
Interim Services, 4.50%,
   6/1/05                                   100,000          72,875
United Rentals, Inc., 8.8%,
   8/15/08                                   50,000          44,000
------------------------------------------------------------------
  TOTAL CAPITAL GOODS                                       248,688
------------------------------------------------------------------

CONSUMER CYCLICAL (1.8%)
APPAREL, TEXTILE (0.4%)
Guess ?, Inc., 9.5%, 8/15/03               50,000          44,375
Levi Strauss & Co.,
   11.625%, 1/15/08 (144A)                100,000         102,500
Tommy Hilfiger USA, Inc., 6.5%,
   6/1/03                                  50,000          47,748
Tommy Hilfiger USA, Inc., 6.85%,
   6/1/08                                  50,000          42,275
Westpoint Stevens, Inc.,
   7.875%, 6/15/08                         50,000          39,750
Westpoint Stevens, Inc.,
   7.875%, 6/15/05                         50,000          41,250
------------------------------------------------------------------
  TOTAL                                                   317,898
------------------------------------------------------------------

  AUTO & TRUCKS (0.1%)
  Avis Group Holdings, Inc.,
     11%, 5/1/09                            50,000      55,500
------------------------------------------------------------------

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

---------------------
ASSET ALLOCATION FUND
---------------------


                                          Shares/Par  Market Value
------------------------------------------------------------------
  AUTO RELATED (0.0%)
  Tower Automotive, Inc., 5%, 8/1/04         25,000     $20,063
------------------------------------------------------------------

  HOUSEHOLD APPLIANCES (0.1%)
  Rent-A-Center, Inc., 11%, 8/15/08          50,000      50,500
------------------------------------------------------------------

  LEISURE RELATED (0.2%)
  Bally Total Fitness Holdings,
     Series D, 9.875%, 10/15/07              50,000      49,125
  Royal Caribbean Cruises, Ltd.,
     7%, 10/15/07                            68,000      64,494
  Royal Caribbean Cruises, Ltd.,
     6.75%, 3/15/08                          50,000      46,391
------------------------------------------------------------------
  TOTAL                                                 160,010
------------------------------------------------------------------

LODGING/RESORTS (0.4%)
Choctaw Resort Development,
   9.25%, 4/1/09 (144A)                    50,000        50,813
Felcor Lodging LP, 9.5%, 9/15/08          100,000       103,500
Meristar Hospitality Corp.,
   9%, 1/15/08 (144A)                      50,000        50,500
Meristar Hospitality Corp.,
   9.125%, 1/15/11 (144A)                  50,000        51,000
------------------------------------------------------------------
  TOTAL                                                 255,813
------------------------------------------------------------------

PRINTING & PUBLISHING (0.4%)
Jostens, Inc., 12.75%, 5/1/10            100,000         104,250
Mail-Well, Inc., 5%, 11/1/02             149,000         131,119
Ziff Davis Media, Inc., 12%,
   7/15/10                                25,000          20,375
------------------------------------------------------------------
  TOTAL                                                  255,744
------------------------------------------------------------------

RETAIL - GENERAL (0.2%)
Buhrmann US, Inc., 12.25%,
   11/1/09                                 100,000      106,500
Saks Incorporated, 8.25%,
   11/15/08                                 50,000       43,625
------------------------------------------------------------------
  TOTAL                                                 150,125
------------------------------------------------------------------
  TOTAL CONSUMER CYCLICAL                             1,265,653
------------------------------------------------------------------

CONSUMER STAPLES (0.7%)
DRUGS (0.2%)
ICN Pharmaceuticals, Inc.,
   8.75%, 11/15/08 (144A)                   50,000      49,375
Omnicare, Inc., 8.25%, 3/15/11
   (144A)                                   75,000      76,500
------------------------------------------------------------------
  TOTAL                                                 125,875
------------------------------------------------------------------

GAMING (0.3%)
Hollywood Casino Corporation,
   13%, 8/1/06                              55,000          58,850
Jupiters Limited, 8.5%, 3/1/06              50,000          49,625
Las Vegas Sands, Inc.,
   12.25%, 11/15/04                         50,000          51,625
Mandalay Resort Group, 9.50%,
   8/1/08                                  100,000         104,500
------------------------------------------------------------------
  TOTAL                                                    264,600
------------------------------------------------------------------


                                          Shares/Par  Market Value
------------------------------------------------------------------
  HEALTHCARE (0.2%)
  HCR Manor Care, 8%, 3/1/08 (144A)         50,000     $50,875
  HEALTHSOUTH Corporation,
     10.75%, 10/1/08                        50,000      53,107
------------------------------------------------------------------
  TOTAL                                                103,982
------------------------------------------------------------------
  TOTAL CONSUMER STAPLES                               494,457
------------------------------------------------------------------

  ENERGY (0.2%)
  OIL FIELD SERVICES (0.1%)
  Key Energy Services, Inc.,
     8.375%, 3/1/08 (144A)                  50,000      51,250
------------------------------------------------------------------

  REFINING (0.1%)
  Conproca S.A., 12%, 6/16/10 (144A)        50,000      53,125
------------------------------------------------------------------
  TOTAL ENERGY                                         104,375
------------------------------------------------------------------

  FINANCE (0.7%)
  BANKS (0.2%)
  Sovereign Bancorp, 10.5%, 11/15/06        50,000      52,750
  Sovereign Real Estate Investment
     Trust, 12%, 8/29/49 (144A)            100,000      92,000
------------------------------------------------------------------
  TOTAL                                                144,750
------------------------------------------------------------------

  FINANCE COMPANIES (0.3%)
  Metris Companies, Inc.,
     10.125%, 7/15/06                       100,000      91,000
  PDVSA Finance, Ltd., 1999-I,
     9.75%, 2/15/10                         100,000     104,000
------------------------------------------------------------------
  TOTAL                                                 195,000
------------------------------------------------------------------

  FINANCIAL SERVICES (0.2%)
  Alamosa Delaware, Inc.,
     12.5%, 2/1/11 (144A)                    50,000      49,625
  Labranche & Company Inc.,
     12%, 3/2/07                             50,000      56,000
------------------------------------------------------------------
  TOTAL                                                 105,625
------------------------------------------------------------------
  TOTAL FINANCE                                         445,375
------------------------------------------------------------------

  MISCELLANEOUS (0.3%)
  R.E.I.T. (0.2%)
  Macerich Company,
     7.25%, 12/15/02 (144A)                  50,000      47,500
  Security Capital U.S. Realty,
     2%, 5/22/03 (144A)                     100,000      90,000
------------------------------------------------------------------
  TOTAL                                                 137,500
------------------------------------------------------------------

REAL ESTATE (0.1%)
Crescent Real Estate Equities,
   7%, 9/15/02                                50,000       49,333
Crescent Real Estate Equities,
   7.5%, 9/15/07                              50,000       45,887
------------------------------------------------------------------
TOTAL                                                      95,220
------------------------------------------------------------------
  TOTAL MISCELLANEOUS                                     232,720
------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                           ---------------------
                                                           ASSET ALLOCATION FUND
                                                           ---------------------


                                          Shares/Par  Market Value
------------------------------------------------------------------
  TECHNOLOGY (2.5%)
  BROADCASTING (0.1%)
  XM Satellite Radio, Inc., 14%, 3/15/10   100,000      $54,000
------------------------------------------------------------------

  CABLE (0.8%)
  Adelphia Communications,
     10.875%, 10/1/10                       50,000       53,000
  British Sky Broadcasting
     Group Plc, 6.875%, 2/23/09             50,000       46,259
+ Charter Communications
     Holdings, LLC, 11.75%, 1/15/10         50,000       34,000
  Charter Communications
     Holdings, LLC, 11.125%,
     1/15/11                                50,000       53,375
+ Charter Communications
     Holdings, LLC, 9.92%, 4/1/11           50,000       35,000
  Echostar Broadband Corp.,
     10.375%, 10/1/07                       50,000       51,000
  NTL Communications Corp.,
     11.5%, 10/1/08                         50,000       44,000
+ NTL, Inc., 9.75%, 4/1/08                  50,000       28,750
  Rogers Communications, Inc.,
     8.875%, 7/15/07                        45,000       45,675
  Telewest Communications PLC
     9.875%, 2/1/10                         50,000       47,000
+ United Global Communications, Inc.,
     Series B, 10.75%, 2/15/08              50,000       24,000
  United Pan-Europe Communications
     N.V., 10.875%, 8/1/09                  50,000       33,500
+ US Unwired, Inc., 13.375%,
     11/1/09                                50,000       25,250
------------------------------------------------------------------
  TOTAL                                                 520,809
------------------------------------------------------------------

  COMMUNICATIONS (0.1%)
  Metromedia Fiber Network,
     10%, 11/15/08                          50,000       41,500
------------------------------------------------------------------

ELECTRONICS (0.2%)
Amkor Technology, Inc., 5%,
   3/15/07                                  50,000       36,688
Amkor Technology, Inc.,
   9.25%, 2/15/08 (144A)                    25,000       23,750
Flextronics International, Ltd.,
   9.875%, 7/1/10                           50,000       48,250
LSI Logic Corp., 4%, 2/15/05                50,000       39,750
------------------------------------------------------------------
  TOTAL                                                 148,438
------------------------------------------------------------------

  TELECOMMUNICATION (0.6%)
  Adelphia Business Solutions, Inc.,
     12.25%, 9/1/04                         50,000       46,500
  Arch Communications, 13.75%, 4/15/08      50,000       16,625
  Exodus Communications, Inc.,
     11.625%, 7/15/10                       50,000       40,250


                                          Shares/Par  Market Value
------------------------------------------------------------------
  TELECOMMUNICATION (CONTINUED)
  Global Crossing Holdings, Ltd.,
     9.5%, 11/15/09                          50,000        $46,875
+ GT Group Telecom, Inc., 13.25%,
     2/1/10                                 100,000         38,000
  Intermedia Communications, Inc.,
     8.60%, 6/1/08                           50,000         49,000
  Level 3 Communications, Inc.,
     11%, 3/15/08                            50,000         39,125
  McLeodUSA Incorporated,
     11.375%, 1/1/09                         50,000         49,000
  NEXTLINK Communications, Inc.,
     10.75%, 6/1/09                         100,000         59,000
  Williams Communications Group,
     10.875%, 10/1/09                        50,000         36,500
------------------------------------------------------------------
  TOTAL                                                    420,875
------------------------------------------------------------------

  WIRELESS COMMUNICATION (0.7%)
+ Airgate PCS, Inc., 13.5%, 10/1/09          50,000        30,250
+ Alamosa PCS Holdings, Inc.,
     12.875%, 2/15/10                        50,000        25,500
  American Tower Corp.,
     9.375%, 2/1/09 (144A)                  100,000        95,750
+ Horizon PCS, Inc., 14%, 10/1/10
     (144A)                                  50,000        21,000
  IWO Holdings, Inc.,
     14%, 1/15/11 (144A)                     50,000        49,000
  Nextel Communications, Inc.,
     9.375%, 11/15/09                        50,000        42,500
  SBA Communications Corp.,
     10.25%, 2/1/09 (144A)                  100,000        93,500
  Spectrasite Holdings, Inc.,
     12.5%, 11/15/10                         50,000        43,750
  Telecorp PCS, Inc., 10.625%,
     7/15/10                                100,000        96,499
  Tritel PCS, Inc., 10.375%,
     1/15/11 (144A)                          50,000        47,875
------------------------------------------------------------------
  TOTAL                                                 545,624
------------------------------------------------------------------
  TOTAL TECHNOLOGY                                    1,731,246
------------------------------------------------------------------

  TRANSPORT SERVICES (0.4%)
  RAILROAD (0.1%)
  Railamerica Transportation Corp.,
     12.875%, 8/15/10                       50,000      47,938
------------------------------------------------------------------

  TRUCKING & SHIPPING (0.3%)
  Eletson Holdings, 9.25%, 11/15/03         50,000      49,688
  North American Van Lines,
     13.375%, 12/1/09 (144A)               100,000      87,999
  Stena AB, 10.5%, 12/15/05                 50,000      48,750
  Ventura Group, Inc., Series B,
     10.25%, 6/30/08                        50,000      30,000
------------------------------------------------------------------
  TOTAL                                                216,437
------------------------------------------------------------------
  TOTAL TRANSPORT SERVICES                             264,375
------------------------------------------------------------------

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------


                                          Shares/Par  Market Value
------------------------------------------------------------------
  UTILITIES (0.8%)
  UTILITY - ELECTRIC (0.3%)
  AES Corporation, 9.375%, 9/15/10           50,000     $52,500
  BRL Universal Equipment,
     8.875%, 2/15/08 (144A)                  50,000      51,625
  Calpine Corp., 8.75%, 7/15/07              50,000      51,360
  Orion Power Holdings, Inc.,
     12%, 5/1/10 (144A)                      50,000      55,000
------------------------------------------------------------------
  TOTAL                                                 210,485
------------------------------------------------------------------

  UTILITY - GARBAGE DISPOSAL (0.2%)
  Allied Waste North America, Inc.,
     7.625%, 1/1/06                         50,000      48,500
  Allied Waste North America, Inc.,
     7.875%, 1/1/09                         50,000      48,375
  IT Group, Series B, 11.25%,
     4/1/09                                 50,000      43,063
------------------------------------------------------------------
  TOTAL                                                139,938
------------------------------------------------------------------

  UTILITY - GAS (0.1%)
  EOTT Energy Partners, LP, 11%,
     10/1/09                                50,000      53,875
------------------------------------------------------------------

  UTILITY - WATER (0.2%)
  Azurix Corp., Series B, 10.75%,
     2/15/10                               100,000      102,999
------------------------------------------------------------------
  TOTAL UTILITIES                                       507,297
------------------------------------------------------------------
  TOTAL BELOW INVESTMENT-GRADE BONDS
     (COST $5,585,247)                                5,542,178
------------------------------------------------------------------

  SHORT-TERM INVESTMENTS (18.8%)
  FEDERAL & FEDERALLY-SPONSORED CREDIT (0.9%)
++Federal National Mortgage Association,
     5.28%, 4/16/01                        600,000      598,680
------------------------------------------------------------------

  FINANCE LESSORS (3.9%)
++Philip Morris Capital Company,
     5.07%, 4/5/01                       1,300,000    1,299,268
++Preferred Receivable Funding,
     4.97%, 5/7/01                       1,300,000    1,293,539
------------------------------------------------------------------
  TOTAL                                               2,592,807
------------------------------------------------------------------

  FINANCE SERVICES (1.5%)
++Citicorp, 5.25%, 4/12/01               1,000,000     998,396
------------------------------------------------------------------

  MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (1.9%)
++CIT Group, Inc., 5.23%,
     4/12/01                             1,300,000    1,297,923
------------------------------------------------------------------

  NONDEPOSIT TRUST FACILITIES (1.9%)
++JP Morgan Chase & Co,
     4.97%, 4/26/01                      1,300,000    1,295,513
------------------------------------------------------------------


                                          Shares/Par  Market Value
------------------------------------------------------------------
  PERSONAL CREDIT INSTITUTIONS (6.9%)
++General Electric Capital Corp.,
     5.42%, 4/2/01                         800,000       $  799,880
++Household International, Inc.,
     5.5%, 4/2/01                        1,300,000        1,299,808
++Morgan Stanley Dean Witter,
     4.95%, 4/27/01                      1,300,000        1,295,353
++Variable Funding Capital,
     4.96%, 4/25/01                      1,300,000        1,295,701
------------------------------------------------------------------
  TOTAL                                                   4,690,742
------------------------------------------------------------------

  SECURITY BROKERS AND DEALERS (1.8%)
++Salomon Smith Barney
     Holdings, Inc., 5.%,
     4/12/01                             1,200,000    1,198,167
------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
    (COST $12,672,228)                               12,672,228
------------------------------------------------------------------
  TOTAL INVESTMENTS (101.0%)
    (COST $64,476,949)o                              67,982,537
------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (-1.0%)              (682,990)
------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                         $67,299,547
------------------------------------------------------------------

 *Non-Income Producing

**PIK - Payment in Kind

  ADR - American Depositary Receipt

  IO - Interest Only Security

  144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

 +Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

 ++All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of March 31, 2001 is summarized below:

                                                               Unrealized
                                Number of    Expiration       Appreciation
  Issuer                        Contracts       Date         (Depreciation)
---------------------------------------------------------------------------
  S&P 500(R)Index
     (Total notional value at
        3/31/01, $8,467,350)        27          6/01          $(575,250)

 oAt March 31, 2001, the aggregate cost of securities for federal tax purposes was $64,410,529 and the net unrealized appreciation of investments based on that cost was $3,572,008 which is comprised of $7,328,513 aggregate gross unrealized appreciation and $3,756,505 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                            --------------------
                                                            HIGH YIELD BOND FUND
                                                            --------------------

   --------------------
   HIGH YIELD BOND FUND
   --------------------
   -----------------------------------------------------------------------------
   OBJECTIVE: To seek high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment-grade by the major rating agencies.

   PORTFOLIO: Diversified mix of below investment-grade fixed income securities, commonly known as "junk bonds."

   STRATEGY: To identify attractive investment opportunities through rigorous industry and credit analysis and to generate superior performance by selecting companies with stable or improving credit fundamentals.

   NET ASSETS:  $40.8 million
   -----------------------------------------------------------------------------

Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. Holdings of particular interest include investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. In a high-yield portfolio, some defaults over time are inevitable; high coupons and diversification across many holdings mitigate the impact of defaults on the total portfolio.

The High Yield Bond Fund provided a total return of 4.42% for the 12 months ended March 31, 2001, performing significantly better than its benchmark, the Lehman Brothers High Yield Intermediate Market Index. Several negative factors have caused high yield bonds as an asset class to deliver lower returns than investment-grade bonds. The slowing economy has resulted in defaults of a number of bonds issued two to four years ago, when credit standards became somewhat lax, and created expectations of more defaults. In a market segment that is only moderately liquid at best, falling prices of high yield bonds have discouraged some investors, who have withdrawn money from high yield mutual funds. In order to raise the cash necessary for redemptions, fund managers have had to offer for sale those bonds for which there has been a market, driving prices of higher-quality high yield bonds down further. The market also experienced a normal seasonal phenomenon of weakness in the fourth quarter of 2000, as some fund managers sold high yield bonds to improve the appearance of portfolios for year-end reports.

Correctly anticipating an economic slowdown, the Fund moved early in 2000 to emphasize higher-quality securities within the high yield category. This strategy has contributed to favorable performance relative to the Index. Also important to performance has been selection of bonds in defensive industry sectors such as cable television, gaming, finance and utilities, which are somewhat insulated from broad economic trends. The Fund's broad diversification also mitigates the overall effect of the credit problems that are inevitable in a portfolio of this nature.

The telecommunications industry has been a major issuer of high yield bonds in recent years, as participants have worked quickly to build the infrastructure necessary for a strong market position. In this industry, some companies have the financial strength to survive the current difficult environment, while some weaker players, especially those involved exclusively with Internet access, will inevitably file for bankruptcy. Within the technology/telecommunications sector, this Fund has benefited from emphasis on companies focused on the wireless, PCS (personal communication service) and cellular sectors of the market, and developers of the towers that carry wireless signals.

SECTOR ALLOCATION
3/31/01

Technology                                        32%
Consumer Cyclical                                 17%
Utilities                                         10%
Consumer Staples                                   8%
Finance                                            8%
Other Assets, Less Liabilities                     7%
Transport Services                                 5%
Basic Materials                                    4%
Miscellaneous                                      4%
Capital Goods                                      3%
Energy                                             2%

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

--------------------
HIGH YIELD BOND FUND
--------------------

PERFORMANCE RELATIVE TO LEHMAN BROTHERS
HIGH YIELD INTERMEDIATE MARKET INDEX


                                                 HIGH YIELD  LEHMAN BROTHERS
                                                 BOND FUND      HIGH YIELD
                 HIGH YIELD      HIGH YIELD       CLASS B      INTERMEDIATE
                  BOND FUND       BOND FUND      REDEMPTION       MARKET
                   CLASS A         CLASS B         VALUE          INDEX
-----------------------------------------------------------------------------
3/31/97             9,524          10,000                         10,000
9/30/97            11,082          11,595                         10,886
3/31/98            11,710          12,209                         11,447
9/30/98            10,573          10,987                         10,992
3/31/99            10,788          11,161                         11,449
9/30/99            10,867          11,205                         11,342
3/31/00            10,801          11,101                         11,252
9/30/00            11,071          11,340                         11,429
3/31/01            11,279          11,531          11,306         11,519

TOTAL RETURN                                                  Average
                                                              Annual
                                                 One          Since
For the periods ended March 31, 2001             Year       Inception*
----------------------------------------------------------------------
High Yield Bond Fund
(Class A - without initial sales charge)         4.42%         4.32%
----------------------------------------------------------------------
Lehman Brothers High Yield
Intermediate Market Index                        2.52%         3.60%
----------------------------------------------------------------------

*Fund inception date is 3/31/97.  Returns are annualized.

The total return performance for the High Yield Bond Fund is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers Index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Fund. The Index cannot be invested in directly and does not include sales charges.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar denominated, nonconvertible, SEC publicly registered fixed rate noninvestment-grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the Index excludes pay-in kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The Index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment-grade bonds.



  SCHEDULE OF INVESTMENTS

                                          Shares/Par  Market Value
------------------------------------------------------------------
BONDS (86.3%)
BASIC MATERIALS  (3.7%)
METALS & MINING (3.2%)
Glencore Nickel, Ltd., 9%,
   12/1/14                                  300,000    $216,000
Great Central Mines, Ltd.,
   8.875%, 4/1/08                           700,000     546,000
USEC, Inc., 6.625%, 1/20/06                 600,000     545,962
------------------------------------------------------------------
  TOTAL                                               1,307,962
------------------------------------------------------------------

PAPER (0.5%)
Caraustar Industries, Inc.,
   7.375%, 6/1/09                           225,000     193,492
------------------------------------------------------------------
  TOTAL BASIC MATERIALS                               1,501,454
------------------------------------------------------------------

CAPITAL GOODS (3.4%)
Building One Services, 10.5%,
   5/1/09                                  650,000      541,125
Integrated Electrical Services,
   Series B, 9.375%, 2/1/09                150,000     145,688
Interim Services, Inc., 4.5%,
   6/1/05                                  600,000      437,250
United Rentals, Inc., 8.8%,
   8/15/08                                 300,000      264,000
------------------------------------------------------------------
  TOTAL CAPITAL GOODS                                 1,388,063
------------------------------------------------------------------

CONSUMER CYCLICAL (16.2%)
APPAREL, TEXTILE (4.7%)
Guess ?, Inc., 9.5%, 8/15/03               300,000      266,250
Levi Strauss & Co.,
   11.625%, 1/15/08 (144A)                 400,000      410,000
Tommy Hilfiger USA, Inc.,
   6.85%, 6/1/08                           300,000      253,651
Tommy Hilfiger USA, Inc.,
   6.5%, 6/1/03                            450,000      429,729
Westpoint Stevens, Inc.,
   7.875%, 6/15/08                         350,000      278,250
Westpoint Stevens, Inc.,
   7.875%, 06/15/05                        350,000      288,750
------------------------------------------------------------------
TOTAL                                                 1,926,630
------------------------------------------------------------------

AUTO & TRUCKS (0.8%)
Avis Group Holdings, Inc., 11%,
   5/1/09                                  300,000      333,000
------------------------------------------------------------------

AUTO RELATED (0.5%)
Tower Automotive, Inc., 5%,
   8/1/04                                  275,000      220,688
------------------------------------------------------------------

HOUSEHOLD APPLIANCES (0.5%)
Rent-A-Center, Inc., 11%,
   8/15/08                                 200,000      202,000
------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                            --------------------
                                                            HIGH YIELD BOND FUND
                                                            --------------------


                                          Shares/Par  Market Value
------------------------------------------------------------------
LEISURE RELATED (2.1%)
Bally Total Fitness Holdings,
   Series D, 9.875%, 10/15/07              300,000     $294,750
Royal Caribbean Cruises, Ltd.,
   7%, 10/15/07                            150,000      142,267
Royal Caribbean Cruises, Ltd.,
   6.75%, 3/15/08                          450,000      417,520
------------------------------------------------------------------
TOTAL                                                   854,537
------------------------------------------------------------------

LODGING/RESORTS (2.5%)
Choctaw Resort Development,
   9.25%, 4/1/09 (144A)                    200,000      203,250
Felcor Lodging LP,
   9.5%, 9/15/08                           450,000      465,750
Meristar Hospitality Corp.,
   9%, 1/15/08 (144A)                      150,000      151,500
Meristar Hospitality Corp.,
   9.125%, 1/15/11 (144A)                  200,000      204,000
----------------------------------------------------------------
TOTAL                                                 1,024,500
-----------------------------------------------------------------
PRINTING & PUBLISHING (3.1%)
Jostens, Inc., 12.75%, 5/1/10              450,000      469,125
Mail-Well, Inc., 5%, 11/1/02               800,000      703,999
Ziff Davis Media, Inc., 12%, 7/15/10       100,000       81,500
------------------------------------------------------------------
TOTAL                                                 1,254,624
------------------------------------------------------------------

RETAIL - GENERAL (2.0%)
Buhrmann US, Inc., 12.25%, 11/1/09         600,000      639,000
Saks Incorporated, 8.25%, 11/15/08         200,000      174,500
------------------------------------------------------------------
TOTAL                                                   813,500
------------------------------------------------------------------
TOTAL CONSUMER CYCLICAL                               6,629,479
------------------------------------------------------------------

CONSUMER STAPLES (7.7%)
DRUGS (1.6%)
ICN Pharmaceuticals, Inc.,
   9.25%, 8/15/05                          150,000      152,625
ICN Pharmaceuticals, Inc.,
   8.75%, 11/15/08 (144A)                  200,000      197,500
Omnicare, Inc., 8.25%, 3/15/11
   (144A)                                  300,000      306,000
------------------------------------------------------------------
TOTAL                                                   656,125
------------------------------------------------------------------

GAMING (4.6%)
Hollywood Casino Corporation,
   13%, 8/1/06                             500,000      535,000
Jupiters Limited, 8.5%, 3/1/06             250,000      248,125
Las Vegas Sands, Inc.,
   12.25%, 11/15/04                        300,000      309,750
Mandalay Resort Group, 9.50%, 8/1/08       300,000      313,500

                                          Shares/Par  Market Value
------------------------------------------------------------------
  GAMING (CONTINUED)
  Mandalay Resort Group,
     7.625%, 7/15/13                       450,000     $371,250
  Sun International Hotels Limited,
     9%, 3/15/07                           100,000       94,125
------------------------------------------------------------------
  TOTAL                                               1,871,750
------------------------------------------------------------------


  HEALTHCARE (1.5%)
  HCR Manor Care, 8%, 3/1/08 (144A)         200,000     203,500
  HEALTHSOUTH Corporation,
     10.75%, 10/1/08                        400,000     424,852
------------------------------------------------------------------
  TOTAL                                                 628,352
------------------------------------------------------------------
  TOTAL CONSUMER STAPLES                              3,156,227
------------------------------------------------------------------


  ENERGY (2.4%)
  OIL FIELD SERVICES (0.5%)
  Key Energy Services, Inc.,
     8.375%, 3/1/08 (144A)                  200,000     205,000
------------------------------------------------------------------

  REFINING (1.9%)
  Conproca S.A., 12%, 6/16/10
     (144A)                                 300,000     318,750
  PDV America, Inc., 7.875%,
     8/1/03                                 450,000     452,498
------------------------------------------------------------------
  TOTAL                                                 771,248
------------------------------------------------------------------
  TOTAL ENERGY                                           976,248
------------------------------------------------------------------


  FINANCE (7.1%)
  BANKS (2.1%)
  Sovereign Bancorp, 10.5%,
     11/15/06                              500,000     527,500
  Sovereign Real Estate Investment
     Trust, 12%, 8/29/49 (144A)            350,000     322,000
------------------------------------------------------------------
  TOTAL                                                849,500
------------------------------------------------------------------


  FINANCE COMPANIES (3.6%)
  Metris Companies, Inc.,
     10.125%, 7/15/06                      800,000     728,000
  PDVSA Finance, Ltd., 1999-I,
     9.75%, 2/15/10                        700,000     728,000
------------------------------------------------------------------
  TOTAL                                              1,456,000
------------------------------------------------------------------


  FINANCIAL SERVICES (1.4%)
  Alamosa Delaware, Inc.,
     12.5%, 2/1/11 (144A)                  200,000     198,500
  Labranche & Company, Inc.,
     12%, 3/2/07                           350,000     392,000
------------------------------------------------------------------
  TOTAL                                                590,500
------------------------------------------------------------------
  TOTAL FINANCE                                      2,896,000
------------------------------------------------------------------

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

--------------------
HIGH YIELD BOND FUND
--------------------


                                          Shares/Par  Market Value
------------------------------------------------------------------
  MISCELLANEOUS (4.2%)
  R.E.I.T. (2.1%)
  Macerich Company,
     7.25%, 12/15/02 (144A)                 250,000    $237,500
  Security Capital U.S. Realty,
     2%, 5/22/03 (144A)                     700,000     630,000
------------------------------------------------------------------
  TOTAL                                                 867,500
------------------------------------------------------------------

  REAL ESTATE (2.1%)
  Crescent Real Estate Equities,
     7.5%, 9/15/07                          600,000     550,647
  Crescent Real Estate Equities,
     7%, 9/15/02                            300,000     295,996
------------------------------------------------------------------
  TOTAL                                                 846,643
------------------------------------------------------------------
  TOTAL MISCELLANEOUS                                 1,714,143
------------------------------------------------------------------

  TECHNOLOGY (27.3%)
  BROADCASTING (0.8%)
  CD Radio, Inc., 14.5%, 5/15/09            250,000     150,000
  XM Satellite Radio, Inc., 14%,
     3/15/10                                350,000     189,000
------------------------------------------------------------------
  TOTAL                                                 339,000
------------------------------------------------------------------

  CABLE (10.1%)
  Adelphia Communications,
     10.875%, 10/1/10                      500,000      530,000
  British Sky Broadcasting
     Group PLC, 6.875%, 2/23/09            250,000      231,294
  Charter Communications Holdings,
     LLC, 11.125%, 1/15/11                 450,000      480,375
+ Charter Communications Holdings,
     LLC, 11.75%, 1/15/10                  200,000      136,000
+ Charter Communications Holdings,
     LLC, 9.92%, 4/1/11                    200,000      140,000
  Echostar Broadband Corp.,
     10.375%, 10/1/07                      300,000      306,000
  International Cabletel, Inc.,
     11.5%, 2/1/06                         150,000      133,500
  NTL Communications Corp.,
     11.5%, 10/1/08                        500,000      440,000
+ NTL, Inc., 9.75%, 4/1/08                 750,000      431,248
  Rogers Communications, Inc.,
     8.875%, 7/15/07                       300,000      304,500
+ Telewest Communications PLC,
     9.25%, 4/15/09                        300,000      177,000
  Telewest Communications PLC,
     9.875%, 2/1/10                        100,000       94,000
+ United Global Communications,
     Inc., Series B, 10.75%,
     2/15/08                               500,000      240,000

                                          Shares/Par  Market Value
------------------------------------------------------------------
  CABLE (CONTINUED)
  United Pan-Europe Communications
     N.V., 10.875%, 8/1/09                 350,000     $234,500
+ United Pan-Europe Communications
     N.V., 13.75%, 2/1/10                  200,000       66,000
+ US Unwired, Inc., 13.375%,
     11/1/09                               300,000      151,500
------------------------------------------------------------------
  TOTAL                                               4,095,917
------------------------------------------------------------------

  COMMUNICATIONS (0.3%)
  Metromedia Fiber Network,
     10%, 11/15/08                         150,000      124,500
------------------------------------------------------------------

  ELECTRONICS (2.2%)
  Amkor Technology, Inc., 5%,
     3/15/07                               300,000      220,125
  Amkor Technology, Inc.,
     9.25%, 2/15/08 (144A)                 175,000      166,250
  Flextronics International, Ltd.,
     9.875%, 7/1/10                        300,000      289,500
  LSI Logic Corp., 4%, 2/15/05             300,000      238,500
------------------------------------------------------------------
  TOTAL                                                 914,375
------------------------------------------------------------------

  TELECOMMUNICATION (6.6%)
  Adelphia Business Solutions,
     Inc., 12.25%, 9/1/04                  400,000      372,000
  Arch Communications, Inc.,
     13.75%, 4/15/08                       500,000      166,250
  Exodus Communications, Inc.,
     11.625%, 7/15/10                      400,000      322,000
  Global Crossing Holdings, Ltd.,
     9.625%, 5/15/08                       100,000       94,250
  Global Crossing Holdings, Ltd.,
     9.5%, 11/15/09                        250,000      234,375
+ GT Group Telecom, Inc.,
     13.25%, 2/1/10                        400,000      152,000
+ Intermedia Communications, Inc.,
     12.5%, 5/15/06                        150,000      150,750
  Intermedia Communications, Inc.,
     8.60%, 6/1/08                         400,000      392,000
  Level 3 Communications, Inc.,
     11%, 3/15/08                          300,000      234,750
  McLeodUSA Incorporated,
     11.375%, 1/1/09                       250,000      245,000
  NEXTLINK Communications, Inc.,
     10.75%, 6/1/09                        250,000      147,500
  Williams Communications Group,
     10.875%, 10/1/09                      250,000      182,500
------------------------------------------------------------------
  TOTAL                                               2,693,375
------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                            --------------------
                                                            HIGH YIELD BOND FUND
                                                            --------------------

                                          Shares/Par  Market Value
------------------------------------------------------------------
  WIRELESS COMMUNICATION (7.3%)
+ Airgate PCS, Inc., 13.5%,
     10/1/09                               300,000     $181,500
+ Alamosa PCS Holdings, Inc.,
    12.875%, 2/15/10                       300,000      153,000
  American Tower Corp.,
     9.375%, 2/1/09 (144A)                 350,000      335,125
  Crown Castle International Corp.,
     10.75%, 8/1/11                        250,000      258,125
+ Horizon PCS, Inc., 14%, 10/1/10
     (144A)                                550,000      231,000
  IWO Holdings, Inc., 14%, 1/15/11
     (144A)                                200,000      196,000
  Nextel Communications, Inc.,
     9.375%, 11/15/09                      300,000      255,000
  SBA Communications Corp.,
     10.25%, 2/1/09 (144A)                 350,000      327,250
  Spectrasite Holdings, Inc.,
     12.5%, 11/15/10                       400,000      350,000
  Telecorp PCS, Inc., 10.625%,
     7/15/10                               400,000      386,000
  Tritel PCS, Inc., 10.375%,
     1/15/11 (144A)                        200,000      191,500
  Voicestream Wireless Corporation,
     10.375%, 11/15/09                     100,000      109,500
------------------------------------------------------------------
  TOTAL                                               2,974,000
------------------------------------------------------------------
  TOTAL TECHNOLOGY                                   11,141,167
------------------------------------------------------------------

  TRANSPORT SERVICES (4.5%)
  RAILROAD (0.9%)
  Railamerica Transportation Corp.,
     12.875%, 8/15/10                      400,000      383,500
------------------------------------------------------------------

  TRUCKING - SHIPPING (3.6%)
  Eletson Holdings, 9.25%,
     11/15/03                              250,000      248,438
  North American Van Lines,
     13.375%, 12/1/09 (144A)               500,000      440,000
  Stena AB, 10.5%, 12/15/05                550,000      536,250
  Vectura Group, Inc., Series B,
     10.25%, 6/30/08                       400,000      240,000
------------------------------------------------------------------
  TOTAL                                               1,464,688
------------------------------------------------------------------
  TOTAL TRANSPORT SERVICES                            1,848,188
------------------------------------------------------------------

UTILITIES (9.8%)
UTILITY - ELECTRIC (3.8%)
AES Corporation, 9.375%,
   9/15/10                                 100,000      105,000
AES Corporation, 8.875%,
   2/15/11                                 200,000      204,500
AES Drax Energy, Ltd.,
   11.5%, 8/30/10 (144A)                   300,000      328,500
BRL Universal Equipment,
   8.875%, 2/15/08 (144A)                  350,000      361,375
Calpine Corp., 8.75%, 7/15/07              200,000      205,440
Orion Power Holdings, Inc.,
   12%, 5/1/10 (144A)                      300,000      330,000
------------------------------------------------------------------
TOTAL                                                 1,534,815
------------------------------------------------------------------

                                          Shares/Par  Market Value
------------------------------------------------------------------
UTILITY - GARBAGE DISPOSAL (3.5%)
Allied Waste North America, Inc.,
   7.875%, 1/1/09                          400,000     $387,000
Allied Waste North America, Inc.,
   7.625%, 1/1/06                          650,000      630,500
IT Group, Series B, 11.25%,
   4/1/09                                  500,000      430,625
------------------------------------------------------------------
TOTAL                                                 1,448,125
------------------------------------------------------------------

UTILITY - GAS (1.1%) EOTT Energy
   Partners, L.P., 11%, 10/1/09            400,000      431,000
------------------------------------------------------------------

UTILITY - WATER (1.4%)
Azurix Corp., Series B,
   10.75%, 2/15/10                         550,000      566,500
------------------------------------------------------------------
  TOTAL UTILITIES                                     3,980,440
------------------------------------------------------------------
  TOTAL BONDS
    (COST $35,897,481)                               35,231,409
------------------------------------------------------------------

  PREFERRED STOCK (6.8%)
  CONSUMER CYCLICAL  (0.9%)
  Primedia, Inc. - Series D                   4,000     366,000
------------------------------------------------------------------
  TOTAL CONSUMER CYCLICAL                               366,000
------------------------------------------------------------------

  FINANCE (1.3%)
  California Federal Preferred
     Capital                                22,000      550,000
------------------------------------------------------------------
  TOTAL FINANCE                                         550,000
------------------------------------------------------------------

  TECHNOLOGY (4.2%)
  BROADCASTING (2.4%)
**Crown Castle International Corp.           4,190      398,050
**Cumulus Media, Inc.                        3,600      288,000
  Sinclair Capital                           3,500      294,000
------------------------------------------------------------------
  TOTAL                                                 980,050
------------------------------------------------------------------

  CABLE (1.8%)
  CSC Holdings, Inc. - Series H              4,500      495,000
  CSC Holdings, Inc. - Series M              2,055      223,481
------------------------------------------------------------------
  TOTAL                                                 718,481
------------------------------------------------------------------
  TOTAL TECHNOLOGY                                    1,698,531
------------------------------------------------------------------

  TELEPHONE COMMUNICATIONS (0.4%)
**XO Communications, Inc.                    6,880     158,240
------------------------------------------------------------------
  TOTAL TELEPHONE COMMUNICATIONS                        158,240
------------------------------------------------------------------
  TOTAL PREFERRED STOCK
    (COST $3,117,648)                                 2,772,771
------------------------------------------------------------------

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

--------------------
HIGH YIELD BOND FUND
--------------------

                                          Shares/Par  Market Value
------------------------------------------------------------------
  COMMON STOCK AND WARRANTS (0.3%)
  BASIC MATERIALS (0.0%)
* Asia Pulp & Paper, Ltd.                      300          $30
------------------------------------------------------------------
  TOTAL BASIC MATERIALS                                      30
------------------------------------------------------------------

  CONSUMER CYCLICAL (0.0%)
  HOUSEHOLD APPLIANCES (0.0%)
* Samsonite Corporation                        125        2,681
------------------------------------------------------------------

  LEISURE RELATED (0.0%)
* Hedstrom Holdings, Inc.                   67,324          674
------------------------------------------------------------------

  PRINTING & PUBLISHING (0.0%)
* Jostens, Inc.                                450        9,000
------------------------------------------------------------------
  TOTAL CONSUMER CYCLICAL                                12,355
------------------------------------------------------------------

  TECHNOLOGY (0.3%)
  BROADCASTING (0.0%)
* XM Satellite Radio, Inc.                     350        1,050
------------------------------------------------------------------

  TELECOMMUNICATION (0.2%)
* GT Group Telecom, Inc.                       400       11,211
* KMC Telecom Holdings, Inc.                 1,750        1,860
* McLeodUSA Incorporated                     4,107       35,551
* RCN Corporation                              944        5,694
* Viatel, Inc.                               2,840        1,598
------------------------------------------------------------------
  TOTAL                                                  55,914
------------------------------------------------------------------


  WIRELESS COMMUNICATION (0.1%)
* Horizon PCS, Inc.                            550       22,000
------------------------------------------------------------------
  TOTAL TECHNOLOGY                                       78,964
------------------------------------------------------------------


  TRANSPORT SERVICES (0.0%)
  PROFESSIONAL SERVICES (0.0%)
++*Decisionone Corporation                     923        5,189
------------------------------------------------------------------

  RAILROAD (0.0%)
* Railamerica, Inc.                            400        8,000
------------------------------------------------------------------
  TOTAL TRANSPORT SERVICES                               13,189
------------------------------------------------------------------
  TOTAL COMMON STOCK
    AND WARRANTS
    (COST $1,286,722)                                   104,538
------------------------------------------------------------------


                                          Shares/Par  Market Value
------------------------------------------------------------------
  MONEY MARKET INVESTMENTS (5.1%)
  FINANCE SERVICES (2.7%)
  Citicorp, 4.97%, 5/1/01                 1,100,000  $1,095,445
------------------------------------------------------------------

  PERSONAL CREDIT INSTITUTIONS (2.4%)
  Variable Funding Capital,
     4.96%, 4/25/01                       1,000,000     996,693
------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $2,092,138)                                 2,092,138
------------------------------------------------------------------
  TOTAL INVESTMENTS (98.5%)
    (COST $42,393,989)o                              40,200,856
------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (1.5%)                 609,760
------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                         $40,810,616
------------------------------------------------------------------


* Non-Income Producing

+ Step Bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++Fair valued in accordance with the Board of Director's approved procedures.

**PIK - Payment in Kind

  144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

o At March 31, 2001, the aggregate cost of securities for federal tax purposes was $41,516,359 and the net unrealized depreciation of investments based on that cost was $1,315,503 which is comprised of $1,551,149 aggregate gross unrealized appreciation and $2,866,652 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                             -------------------
                                                             MUNICIPAL BOND FUND
                                                             -------------------

   -------------------
   MUNICIPAL BOND FUND
   -------------------
   -----------------------------------------------------------------------------
   OBJECTIVE: To seek a high level of current income exempt from federal income taxes, consistent with preservation of capital, by investing primarily in investment-grade municipal obligations.

   PORTFOLIO: Diversified investment-grade bonds, with the ability to invest up to 20% of assets in lower-rated securities.

   STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities.

   NET ASSETS:  $38.3 million
   -----------------------------------------------------------------------------


The Municipal Bond Fund is managed with a balanced focus on income, total return, quality of securities and avoidance of federal income taxes. There are six major classes of securities in the Fund: revenue bonds, general obligation bonds, pre-refunded bonds, insured bonds, bonds with other credit support, and money market investments, which are cash equivalents. For revenue bonds, interest and principal is paid from revenue from a specific source which the bonds fund, such as a tollway system or a municipal power agency. General obligation bonds are secured by the general credit of the issuing municipality, which can usually raise taxes as necessary to meet obligations. Insured bonds are guaranteed by insurance companies such as Municipal Bond Individual Assurance Corporation (MBIA) or the Financial Guaranty Insurance Company
(FGIC).* Pre-refunded bonds are backed by an escrow of securities, usually U.S. Treasury securities. The securities in the escrow are selected to meet the interest payments and to pay off the pre-refunded bonds on their first call date. Bonds with other credit support are backed by agencies such as GNMA or FNMA, or have other guarantees that support the issuer's ability to repay the debt.

For the 12 months ended March 31, 2001, the Fund outperformed its main benchmark, the Lehman Municipal Bond Index, providing total return of 11.34%, versus 10.92% for the Index. This positive performance has resulted in part from an average duration (the length of time a bond is expected to remain outstanding) longer than its benchmark. At the end of March, the Fund is positioned with an emphasis on intermediate maturities which will perform well as the yield curve becomes steeper, that is, as the difference between long-term interest rates and short-term rates becomes greater. The yield curve is likely to become steeper because Federal Reserve actions are lowering short-term rates, while higher rates on long-term bonds are necessary to attract investors during the current period of economic uncertainty.

Another positive factor in the Fund's performance has been underexposure to California bonds; these bonds have performed poorly as the power crisis has resulted in declining credit quality for some issuers. The Fund has also benefited from an emphasis on high-quality bonds, as deteriorating credit quality of some issuers has produced a wider spread between high-quality and lower-quality municipal bonds. This deterioration has been especially pronounced for healthcare bonds, as hospitals' finances suffer from government payment policies and the increasing prevalence of managed care. In anticipation of a weakening economy, the Fund continues to focus on high-quality bond issues.

Supply increased more than 40% in the first quarter of 2001, as lower interest rates encouraged both refundings of older issues and new issuances. Municipal bond fund demand is weak, but inflows are beginning to increase as some nervous investors are choosing bonds over riskier equity investments. On an after-tax basis, municipal bonds have delivered higher returns than taxable bonds over the last year and also over the last three years.** If personal income tax rates are lowered, the relative attractiveness of municipal bonds will diminish. However, it appears that this effect is already reflected in bond prices, providing a buying opportunity.

* Insurance applies only to the prompt payment of principal and interest of the bonds in the Fund and does not remove the market risks associated with your investment. There is also no guarantee that the insurer will be able to meet its commitments.

**After-tax returns reflect a marginal effective tax rate of 35%.

PERCENTAGE HOLDINGS
3/31/01

Insured Bonds                                     46%
Revenue Bonds                                     21%
Bonds with Other Credit Support                   14%
Pre-refunded Bonds                                13%
General Obligation Bonds                           6%

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

-------------------
MUNICIPAL BOND FUND
-------------------

PERFORMANCE RELATIVE TO LEHMAN BROTHERS
MUNICIPAL BOND INDEX


                                              MUNICIPAL
                                              BOND FUND     LEHMAN BROTHERS
                  MUNICIPAL     MUNICIPAL      CLASS B         MUNICIPAL
                  BOND FUND     BOND FUND    REDEMPTION          BOND
                   CLASS A       CLASS B        VALUE            INDEX
---------------------------------------------------------------------------
3/31/97             9,524        10,000                          10,000
9/30/97            10,263        10,735                          10,656
3/31/98            10,641        11,093                          11,071
9/30/98            11,118        11,552                          11,584
3/31/99            11,324        11,728                          11,758
9/30/99            11,064        11,420                          11,503
3/31/00            11,313        11,639                          11,747
9/30/00            11,810        12,111                          12,214
3/31/01            12,595        12,875        12,575            13,031

TOTAL RETURN                                                 Average
                                                              Annual
                                              One              Since
For the periods ended March 31, 2001          Year          Inception*
----------------------------------------------------------------------
Municipal Bond Fund
(Class A - without initial sales charge)       11.34%         7.24%
----------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                                     10.92%         6.84%
----------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The total return performance for the Municipal Bond Fund is shown in comparison with the Lehman Brothers Municipal Bond Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the Municipal Bond Fund. The Index cannot be invested in directly and does not include sales charges.

The Lehman Brothers Municipal Bond Index includes municipal bonds that have: a minimum credit rating of Baa; been issued as part of an issuance of at least $50 million; a maturity value of at least $3 million; a maturity of at least one year; and been issued after December 31, 1990. As of March 31, 2001, the Index included 40,569 issues totaling over $771 billion in market value. The Index represents approximately 50% of the municipal bond market capitalization.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

  SCHEDULE OF INVESTMENTS

                                          Shares/Par  Market Value
------------------------------------------------------------------
  REVENUE BONDS (89.6%)
  MUNICIPAL BONDS - REVENUE (89.6%)
  CALIFORNIA (9.8%)
  California Housing Financing
     Agency, 5.75%, 2/1/29 RB,
     MBIA, AMT                            1,000,000  $1,030,600
  Los Angeles California Water &
     Power, 5.375%, 7/1/01
     RB, MBIA                             1,500,000   1,621,605
  Sacramento County, California
     Sanitation District, 6%,
     12/1/15 RB                           1,000,000   1,131,830
------------------------------------------------------------------
  TOTAL                                               3,784,035
------------------------------------------------------------------

  CONNECTICUT (3.2%)
  Hartford, Connecticut Package
     System, 6.4%, 7/1/20 RB              1,170,000   1,215,174
------------------------------------------------------------------

  FLORIDA (1.3%)
  Broward County Florida Resource
     Recovery, 7.95%, 12/1/08 RB            500,000     510,325
------------------------------------------------------------------

  GEORGIA (3.1%)
  Cartersville Development
     Authority Water & Waste
     Facility, 7.4%, 11/1/10
     RB, AMT                              1,000,000   1,207,690
------------------------------------------------------------------

  ILLINOIS (9.4%)
  Chicago, Illinois O'Hare
     International Airport, 5.7%,
     1/1/08 RB, MBIA, AMT                 1,000,000   1,041,450
  Illinois State Sales Tax,
     6.375%, 6/15/17 RB                   1,450,000   1,565,478
  Metropolitan Fair & Exposition
     Illinois, 5%, 6/1/15 RB,
     BIGI                                 1,000,000   1,000,020
------------------------------------------------------------------
  TOTAL                                               3,606,948
------------------------------------------------------------------

  INDIANA (0.3%)
  Indiana State Toll Financial Authority,
     6%, 7/1/15 RB                         100,000     100,085
------------------------------------------------------------------

  IOWA (5.9%)
  Cedar Rapids Iowa Revenue Bond,
     9.00%, 7/1/25 RB, PR                1,000,000   1,222,250
  Iowa Finance Authority,
     Hospital Authority, 5.875%,
     2/15/20 RB, AMBAC                   1,000,000   1,057,490
------------------------------------------------------------------
  TOTAL                                              2,279,740
------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                             -------------------
                                                             MUNICIPAL BOND FUND
                                                             -------------------


                                          Shares/Par  Market Value
------------------------------------------------------------------
  KENTUCKY (6.0%)
  Kentucky Higher Education
     Student Loan Corp., 5.15%,
     6/1/02 RB, GTD STD LNS              1,130,000  $1,152,205
  Louisville & Jefferson County,
     Kentucky Regional Airport
     Authority, 6.5%, 7/1/17
     RB, MBIA, AMT                       1,000,000   1,131,500
------------------------------------------------------------------
  TOTAL                                              2,283,705
------------------------------------------------------------------

  MAINE (2.8%)
  Regional Waste System, Inc., Maine
     Solid Waste Res Recovery,
     6.25%, 7/1/11 RB, AMT               1,000,000   1,072,440
------------------------------------------------------------------

  NEBRASKA (2.7%)
  Nebraska Investment Financial
     Authority, Single Family Housing,
     6.25%, 3/1/21 RB, GNMA,
     FNMA, FHLMC, AMT                      990,000   1,037,886
------------------------------------------------------------------

  NEW YORK (8.2%)
  Metropolitan Transportation
     Authority, 5.625%, 7/1/25
     RB, MBIA                            1,000,000    1,046,920
  New York City Municipal
     Water Finance Authority,
     5.75%, 6/15/29 RB                   1,000,000    1,050,700
  New York State Dormitory
     Authority, 5.125%,
     2/15/08 RB                          1,000,000    1,055,000
------------------------------------------------------------------
  TOTAL                                               3,152,620
------------------------------------------------------------------

  NORTH CAROLINA (8.1%)
+ North Carolina Eastern Municipal
     Power Agency System,
     4.5%, 1/1/24 RB, PR                 1,925,000    1,814,486
+ North Carolina Eastern
     Municipal Power Agency
     Systems, 4%, 1/1/18 RB, PR          1,405,000    1,281,838
------------------------------------------------------------------
  TOTAL                                               3,096,324
------------------------------------------------------------------

  OHIO (2.3%)
  Ohio Housing Financial Agency,
     6.2%, 9/1/14 RB, GNMA                 815,000      866,834
------------------------------------------------------------------

  PENNSYLVANIA (3.1%)
  Pennsylvania Higher Education
     Authority, Variable Coupon,
     9/1/26 RB, AMBAC, AMT               1,000,000    1,170,000
------------------------------------------------------------------

                                          Shares/Par  Market Value
------------------------------------------------------------------
  RHODE ISLAND (2.9%)
  Providence, Rhode Island Public
     Building Authority, 5.5%, 12/15/12
     RB, AMBAC                           1,000,000  $1,093,630
------------------------------------------------------------------

  SOUTH CAROLINA (3.0%)
  South Carolina State Public Service
     Authority, 5.342%, 6/30/06
     RB, MBIA                            1,100,000   1,141,833
------------------------------------------------------------------

  SOUTH DAKOTA (4.2%)
  Rapid City South Dakota Sales
     Tax Revenue, 5.50%, 6/1/11
     RB, AMBAC                           1,505,000   1,591,733
------------------------------------------------------------------

  TEXAS (10.6%)
  Brazos, Texas Higher Education
     Authority, 5.5%, 6/1/02 RB,
     GTD STD LNS, AMT                      965,000      985,680
+ Harris County, Texas Health
     Facility, 5.55%, 2/15/22 RB,
     MBIA                                  800,000      800,000
  Odessa Texas Junior College
     District, 8.125%,
     12/1/18 RB, PR                      1,035,000    1,226,185
  Panhandle Texas Regional
     Housing Finance, 6.60%,
     7/20/31 RB, GNMA                    1,000,000    1,088,500
------------------------------------------------------------------
  TOTAL                                               4,100,365
------------------------------------------------------------------

  WASHINGTON (2.7%)
  Port Seattle, Washington Passenger
     Facility, 5%, 12/1/05
     RB, AMBAC, AMT                      1,000,000    1,041,070
------------------------------------------------------------------
  TOTAL REVENUE BONDS
    (COST $33,094,025)                               34,352,437
------------------------------------------------------------------

  GENERAL OBLIGATION BONDS (19.1%)
  MUNICIPAL BOND - GENERAL OBLIGATION
     (19.1%)
  DISTRICT OF COLUMBIA (2.7%)
  District of Columbia, 5.1%, 6/1/03
     GO, AMBAC                           1,000,000    1,033,840
------------------------------------------------------------------

  ILLINOIS (8.4%)
  Chicago Illinois, 0.00%, 1/1/17
     GO, MBIA                             1,000,000     597,590
  Cook County Illinois School
     District, 9.00%, 12/1/10 GO,
     FGIC                                 1,000,000   1,363,280
  Lake County Illinois Community
     High School Dist. 117,
     0.00%, 12/1/06 GO, FGIC              1,625,000   1,285,976
------------------------------------------------------------------
  TOTAL                                               3,246,846
------------------------------------------------------------------

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

-------------------
MUNICIPAL BOND FUND
-------------------


                                          Shares/Par  Market Value
------------------------------------------------------------------
  NEBRASKA (3.2%)
  Omaha Nebraska,
     6.50%, 12/1/30 GO                    1,000,000  $1,229,700
------------------------------------------------------------------

  NEW YORK (2.9%)
  New York, New York Series I,
     6%, 4/15/09 GO                       1,000,000   1,102,650
------------------------------------------------------------------

  TEXAS (1.9%)
  Wylie Texas Independent School District,
     0.00%, 8/15/08 GO, PSF               1,000,000     723,350
------------------------------------------------------------------
  TOTAL GENERAL OBLIGATION BONDS
    (COST $7,090,312)                                 7,336,386
------------------------------------------------------------------
  TOTAL INVESTMENTS (108.7%)
    (COST $40,184,337)o                              41,688,823
------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (-8.7%)            (3,339,108)
------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                         $38,349,715
------------------------------------------------------------------

 oAt March 31, 2001, the aggregate cost of securities for federal tax purposes was $40,246,423 and the net unrealized appreciation of investments based on that cost was $1,442,400 which is comprised of $1,541,944 aggregate gross unrealized appreciation and $99,544 aggregate gross unrealized depreciation.

 +All or a portion of the securities have been committed as collateral for when-issued securities.

  RB = Revenue Bond
  GO = General Obligation
  PR = Pre-refunded security will be called on the first call date
          (with certainty)
  AMT = Subject to the Alternative Minimum Tax

  Scheduled principal and interest payments are guaranteed by: AMBAC (AMBAC Indemnity Corporation) BIGI (Bond Investors Guarantee Insurance) FGIC (Financial Guaranty Insurance Company) FHLMC (Federal Home Loan Mortgage Corporation) FNMA (Federal National Mortgage Association) GNMA (Government National Mortgage Association) GTD STD LNS (Guaranteed Student Loans) MBIA (Municipal Bond Insurance Organization)

  The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                                ----------------
                                                                SELECT BOND FUND
                                                                ----------------

----------------
SELECT BOND FUND
----------------
--------------------------------------------------------------------------------
   OBJECTIVE: To seek high income and capital appreciation, consistent with preservation of capital.

   PORTFOLIO: Diversified investment-grade corporate, mortgage-backed, Treasury and government agency bonds, with maturities generally exceeding one year.

   STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

   NET ASSETS:  $44.6 million
--------------------------------------------------------------------------------

The Select Bond Fund invests in high-quality debt securities, primarily government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with moderate adjustments in recognition or anticipation of interest rate changes.

For the 12 months ended March 31, 2001, a period when bonds dramatically outperformed stocks, the Select Bond Fund achieved total return of 13.32%, significantly better than its major benchmark, the Merrill Lynch Domestic Master Index. The Fund's performance has benefited from a concentration in high-quality securities with low credit risk and a generally neutral position with regard to duration.

Over the last year, bonds of highest quality, especially U.S. Treasury securities, have outperformed riskier issues. In the first quarter of 2001, yield spreads between corporate and Treasury securities reached the widest levels in 15 years, reflecting investor fears that the high degree of leverage incurred by many corporate issuers during the recent economic expansion will result in credit problems in a less buoyant economy.

Mortgage-backed securities, which are somewhat immune to fears of default because of an implied backing by the U.S. government, have underperformed Treasuries for a different reason. As interest rates have fallen, rates on 30-year mortgages have dropped from more than 8% in the first quarter of 2000 to less than 7% in early 2001. As mortgagees have taken advantage of lower rates to refinance, mortgage-backed bonds have been paid off early, forcing investors in these securities to reinvest at lower rates. To avoid this problem, many of the mortgage-backed bonds in the Select Bond Portfolio are protected by prepayment penalties. Now that most eligible mortgages have been refinanced, it seems likely that mortgage-backed securities will perform well over the year ahead.

In the current uncertain economy, the corporate portion of the Select Bond Fund's portfolio is invested in the bonds of very sound companies with strong cash flows and excellent coverage ratios. Holdings are concentrated in industries that are somewhat insulated from economic cycles, such as pharmaceuticals and retailers. The very high quality of the holdings is balanced by a concentration in longer maturities, providing greater exposure to the high-quality segment of the corporate bond market.

PERCENTAGE HOLDINGS
3/31/01

Government and Government Agencies                42%
Corporate Bonds                                   24%
Mortgage-Backed and Asset-Backed Securities       23%
Short-term Investments                            11%


The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Fund's stated parameters, no more than 15% of the portfolio is invested in foreign securities, and no more than 15% is invested in high yield securities.

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

                                                                ----------------
                                                                SELECT BOND FUND
                                                                ----------------

PERFORMANCE RELATIVE TO
MERRILL LYNCH DOMESTIC MASTER INDEX


                                               SELECT
                                              BOND FUND      MERRILL
                   SELECT        SELECT        CLASS B    LYNCH DOMESTIC
                  BOND FUND     BOND FUND    REDEMPTION       MASTER
                   CLASS A       CLASS B        VALUE         INDEX
------------------------------------------------------------------------
3/31/97             9,524        10,000                       10,000
9/30/97            10,358        10,838                       10,712
3/31/98            10,677        11,134                       11,205
9/30/98            10,743        11,165                       11,955
3/31/99            11,168        11,569                       11,934
9/30/99            11,261        11,627                       11,908
3/31/00            11,420        11,741                       12,167
9/30/00            11,954        12,263        11,986         12,733
3/31/01            12,941        13,227        12,936         13,679



TOTAL RETURN                                                 Average
                                                              Annual
                                               One            Since
For the periods ended March 31, 2001           Year         Inception*
----------------------------------------------------------------------
Select Bond Fund
(Class A - without initial sales charge)      13.32%           7.97%
----------------------------------------------------------------------
Merrill Lynch
Domestic Master Index                         12.44%           8.14%
----------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

Since the Fund invests broadly in U.S. government, mortgage and corporate bonds, the graph depicts an appropriate comparison to the Merrill Lynch Domestic Master Index. The Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.


  SCHEDULE OF INVESTMENTS

                                          Shares/Par  Market Value
------------------------------------------------------------------
  CORPORATE BONDS (24.1%)
  AUTO RELATED (1.0%)
  General Motors Acceptance
     Corporation, 7.25%, 3/2/11            450,000    $460,859
------------------------------------------------------------------

  AUTOMOTIVE RENTALS, NO DRIVERS (0.2%)
  Hertz Corporation, 7.40%,
     3/1/11                                100,000     102,607
------------------------------------------------------------------

  BANK HOLDING COMPANIES (1.1%)
  Nationsbank Lease Pass Through
     Trust, Series 1997-A, Class 1,
     7.442%, 1/10/11 (144A)                446,563     468,421
------------------------------------------------------------------

  BEVERAGES, MALT BEVERAGES (2.5%)
  Anheuser-Busch Companies, Inc.,
     7.5%, 3/15/12                         375,000     419,747
  Anheuser-Busch Companies, Inc.,
     7%, 12/1/25                           720,000     698,902
------------------------------------------------------------------
  TOTAL                                              1,118,649
------------------------------------------------------------------

  BROAD WOVEN FABRIC MILLS, MANMADE (0.3%)
+ Polysindo International Finance,
     11.375%, 6/15/06                      800,000     128,000
------------------------------------------------------------------

  COMMERCIAL BANKS (3.0%)
  Bank of America Corporation,
     7.4%, 1/15/11                         500,000      525,076
  Citigroup, Inc., 6.5%, 1/18/11           500,000      503,819
  Wells Fargo Bank, 6.45%, 2/1/11          300,000      303,360
------------------------------------------------------------------
  TOTAL                                               1,332,255
------------------------------------------------------------------

  DRUGS (0.8%)
  Pfizer, Inc., 5.625%, 2/1/06             350,000     356,286
------------------------------------------------------------------

  ELECTRIC SERVICES (0.5%)
  South Carolina Electric & Gas,
     6.125%, 3/1/09                        250,000     245,111
------------------------------------------------------------------

  FAMILY CLOTHING STORES (0.7%)
  Kohl's Corporation,
     6.30%, 3/1/11 (144A)                   300,000     300,749
------------------------------------------------------------------

  INSURANCE & DIVERSIFIED FINANCIAL COMPANIES (0.8%)
  American International Group,
     5.85%, 2/1/06 (144A)                  350,000      354,905
------------------------------------------------------------------

  OIL AND GAS EXTRACTION (1.2%)
  Chevron Corporation, 6.625%,
     10/1/04                               500,000      523,066
------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                                ----------------
                                                                SELECT BOND FUND
                                                                ----------------

                                          Shares/Par  Market Value
------------------------------------------------------------------
PHARMACEUTICALS (4.6%)
Johnson & Johnson, 6.95%,
   9/1/29                                   400,000       $422,597
Johnson & Johnson, 6.625%,
   9/1/09                                   700,000        742,620
Merck & Co., Inc. 5.95%,
   12/1/28                                  937,000        871,916
------------------------------------------------------------------
  TOTAL                                                  2,037,133
------------------------------------------------------------------

  PHONE COMMUNICATIONS EXCEPT RADIOPHONE (1.7%)
  Qwest Capital Funding,
     7.25%, 2/15/11 (144A)                  750,000     764,087
------------------------------------------------------------------

  REAL ESTATE OPERATOR LESSORS (1.1%)
  ERP Operating LP, 6.95%, 3/2/11           500,000     501,756
------------------------------------------------------------------

  RETAIL-MISCELLANEOUS SHOPPING GOODS STORES (0.3%)
  Wal-Mart Stores, Inc.,
     6.875%, 8/1/02                         150,000     153,611
------------------------------------------------------------------

  TOBACCO PRODUCTS (2.3%)
  Philip Morris Co., Inc.,
     7.75%, 1/15/27                       1,000,000   1,009,090
------------------------------------------------------------------

  TRANSPORTATION SERVICES (2.0%)
  United Parcel Service, 8.375%,
     4/1/20                                 750,000     877,492
------------------------------------------------------------------
  TOTAL CORPORATE BONDS
    (COST $10,915,043)                               10,734,077
------------------------------------------------------------------

  GOVERNMENT (DOMESTIC AND FOREIGN)
    AND AGENCY BONDS (41.9%)
  FEDERAL GOVERNMENT AND AGENCIES (41.9%)
Aid-Israel, 0%, 11/1/24                  1,500,000      345,524
Federal Home Loan Bank,
   5.54%, 1/8/09                           300,000      298,005
Federal Home Loan Mortgage
   Corporation, 7.5%, 10/1/27              785,117      806,927
Federal National Mortgage
   Association, 14%, 12/1/17                17,584       21,117
Federal National Mortgage
   Association, 13%, 11/1/12                18,374       21,413
Federal National Mortgage
   Association, 13%, 11/1/17                69,648       81,839
Federal National Mortgage
   Association, 13%, 12/1/17                30,571       35,895
Federal National Mortgage
   Association, 13%, 2/1/18                 61,110       71,761
Federal National Mortgage
   Association, 12.5%, 4/1/18               30,200       35,087
Federal National Mortgage
   Association, 12.25%, 1/1/18              18,120       20,931
Federal National Mortgage
   Association, 12%, 9/1/12                131,941      150,847


                                          Shares/Par  Market Value
------------------------------------------------------------------
  FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Federal National Mortgage
   Association, 12%, 12/1/12                29,915   $   34,389
Federal National Mortgage
   Association, 12%, 9/1/17                 40,702       46,927
Federal National Mortgage
   Association, 12%, 10/1/17                39,191       45,154
Federal National Mortgage
   Association, 12%, 2/1/18                 51,058       58,894
Federal National Mortgage
   Association, 12%, 12/1/17                39,070       45,097
Federal National Mortgage
   Association, 11.5%, 4/1/18               77,313       88,221
Federal National Mortgage
   Association, 11%, 12/1/12                12,134       13,650
Federal National Mortgage
   Association, 11%, 9/1/17                134,618      151,694
Federal National Mortgage
   Association, 11%, 2/1/18                 58,100       65,549
Federal National Mortgage
   Association, 11%, 12/1/17                47,488       53,590
Federal National Mortgage
   Association, 10%, 10/1/17                18,223       20,187
Federal National Mortgage
   Association, 7.36%, 4/1/11              456,170      493,829
Federal National Mortgage
   Association, 6.39%, 4/1/08              476,247      490,375
Federal National Mortgage
   Association, 6.265%, 10/1/08            243,071      248,426
Federal National Mortgage
   Association, 6.22%, 2/1/06              471,920      483,280
Federal National Mortgage
   Association, 5.97%, 10/1/08             383,323      385,745
Government National Mortgage
   Association, 11%, 1/15/18               255,351      283,355
Government National Mortgage
   Association, 8%, 12/15/26               268,825      278,330
Government National Mortgage
   Association, 8%, 7/15/27                183,135      189,543
Government National Mortgage
   Association, 8%, 5/1/25                 290,000      299,516
Government National Mortgage
   Association, 7.5%, 6/15/28              281,359      288,756
Iroquois Trust, Series 1997-2,
   Class A, 6.752%, 6/25/07
   (144A)                                  106,077      106,154
US Treasury, 6.25%, 5/15/30              1,105,000    1,213,601
US Treasury, 5.75%, 11/15/05             2,104,000    2,206,239
US Treasury, 5.625%, 11/30/02            3,000,000    3,065,087
US Treasury, 5%, 2/15/11                   569,000      572,111
US Treasury, 4.625%, 2/28/03             1,400,000    1,409,734

--------------------------------------------------------------------------------
M A S O N  S T R E E T  F U N D S
--------------------------------------------------------------------------------

----------------
SELECT BOND FUND
----------------


                                          Shares/Par  Market Value
------------------------------------------------------------------
  FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
  US Treasury Inflation Index
     Bond, 3.875%, 4/15/29               1,011,665   $1,079,635
  US Treasury Inflation Index
     Bond, 3.625%, 1/15/08               1,083,620    1,108,679
  US Treasury Inflation Index
     Bond, 3.375%, 1/15/07               1,282,196    1,295,819
  Vendee Mortgage Trust, Series
     1998-3, Class E, 6.5%,
     3/15/29                               250,000      242,860
  Vendee Mortgage Trust,
     Series 1999-1, Class S,
     .17475%, 1/15/29 IO                62,315,198      446,669
------------------------------------------------------------------
  TOTAL GOVERNMENT
    (DOMESTIC AND FOREIGN)
    AND AGENCY BONDS
    (COST $18,534,994)                               18,700,441
------------------------------------------------------------------

  MORTGAGE-BACKED AND
     ASSET-BACKED SECURITIES (22.7%)
  COMMERCIAL MORTGAGES (16.7%)
Asset Securitization
   Corporation, Series
   1996-MD6, Class CS1,
   1.6317%, 11/13/26 IO                  9,394,197      189,597
Asset Securitization
   Corporation, Series 1997-D5,
   Class A3, 7.1141%, 2/14/41              450,000      454,259
Chase Commercial Mortgage
   Securities Corporation,
   Series 1997-2, Class A2, 6.6%,
   11/19/07                                500,000      514,720
Chase Commercial Mortgage
   Securities Corporation,
   Series 1997-2, Class B, 6.6%,
   11/19/07                                500,000      508,873
Commercial Mortgage Acceptance
   Corporation, Series 1997-ML1,
   Class B, 6.6437%, 12/15/07              500,000      510,710
Credit Suisse First Boston
   Mortgage Securities
   Corporation, Series 1997-C1,
   Class A2, 7.26%, 6/20/07
   (144A)                                  232,510      243,711
Credit Suisse First Boston
   Mortgage Securities
   Corporation, Series 1997-C1,
   Class B, 7.28%, 6/20/07
   (144A)                                  250,000      262,122
Criimi Mae Commercial Mortgage
   Trust, Series 1998-C1,
   Class A1, 7%, 11/2/06 (144A)            500,000      496,909
Criimi Mae Commercial Mortgage
   Trust, Series 1998-C1,
   Class B, 7%, 11/2/11 (144A)             600,000      549,650
DLJ Commercial Mortgage
   Corp., Series 1998-CF1,
   Class S, .7003%,
   1/15/18 IO                           19,447,107      679,131


                                          Shares/Par  Market Value
------------------------------------------------------------------
  COMMERCIAL MORTGAGES (CONTINUED)
DLJ Mortgage Acceptance Corp.,
   Series 1994-MF11, Class A2,
   8.1%, 6/18/04                           350,000   $  376,114
DLJ Mortgage Acceptance Corp.,
   Series 1994-MF11,
   Class A1, 8.1%, 6/18/04                 209,108      218,270
DLJ Mortgage Acceptance
   Corp., Series 1997-CF2,
   Class S, .3516%, 10/15/17
   IO (144A)                            28,378,599      588,095
LB Mortgage Trust, Series
   1991-2, Class A3, 8.3962%,
   1/20/17                                 487,978      537,254
Midland Realty Acceptance
   Corporation, Series 1996-C2,
   Class AEC, 1.3534%, 1/25/29           8,075,994      404,184
   IO (144A)
Mortgage Capital Funding, Inc.,
   Series 1997-MC1, Class A3,
   7.288%, 3/20/07                         400,000      423,377
Nomura Asset Securities
   Corporation, Series 1998-D6,
   Class A2, 6.9931%, 3/17/28              200,000      205,228
RMF Commercial Mortgage
   Pass-Through, Series 1997-1,
   Class F, 7.471%, 1/15/19
   (144A)                                  400,000      294,590
------------------------------------------------------------------
  TOTAL                                               7,456,794
------------------------------------------------------------------

  CREDIT CARD ASSET BACKED (0.5%)
  Heilig-Meyers Master Trust,
     Series 1998-1A, Class A,
     6.125%, 1/20/07 (144A)                360,393      233,504
------------------------------------------------------------------

  FRANCHISE LOAN RECEIVABLES (3.3%)
  Enterprise Mortgage Acceptance
     Company, Series 1998-1,
     Class A2, 6.38%, 4/15/07
     (144A)                                400,000      405,590
  Enterprise Mortgage Acceptance
     Company, Series 1998-1,
     Class IO, 1.3704%, 1/15/23
     IO (144A)                          12,852,757      811,102
  FMAC Loan Receivables Trust,
     Series 1998-A, Class A1,
     6.2%, 9/15/20 (144A)                   97,170       97,717
  Global Franchise Trust, Series
     1998-1, Class A1, 6.349%,
     4/10/04 (144A)                         145,460     146,983
------------------------------------------------------------------
  TOTAL                                               1,461,392
------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

                                                                ----------------
                                                                SELECT BOND FUND
                                                                ----------------

                                          Shares/Par  Market Value
------------------------------------------------------------------
  HOME EQUITY LOAN (0.2%)
  Amresco Residential Securities,
     Series 1998-2, Class A2,
     6.245%, 4/25/22                        97,568      $97,318
------------------------------------------------------------------

  MANUFACTURED HOUSING (1.1%)
  Mid-State Trust, Series 6,
     Class A3, 7.54%, 7/1/35               484,980      492,881
------------------------------------------------------------------

  MOTORCYCLE DEALERS (0.6%)
  Harley-Davidson Eaglemark
     Motorcycle Trust, Series
     1998-2, Class A2, 5.87%,
     4/15/04                               252,753      254,844
------------------------------------------------------------------

  RESIDENTIAL MORTGAGES (0.3%)
  Blackrock Capital Finance L.P.,
     Series 1997-R1, Class B3,
     7.75%, 3/25/37 (144A)                 314,915       55,110
  Blackrock Capital Finance L.P.,
     Series 1997-R3, Class B3,
     7.25%, 11/25/28 (144A)                471,057       70,659
------------------------------------------------------------------
  TOTAL                                                 125,769
------------------------------------------------------------------
  TOTAL MORTGAGE-BACKED AND
    ASSET-BACKED SECURITIES
    (COST $11,197,787)                               10,122,502
------------------------------------------------------------------

  MONEY MARKET INVESTMENTS (11.4%)
  FEDERAL GOVERNMENT AND AGENCIES (1.1%)
++Federal National Mortgage
     Association, 5.28%, 4/16/01            500,000     498,900
------------------------------------------------------------------

  FINANCE SERVICES (2.5%)
++Citicorp, 4.97%, 5/1/01                1,100,000    1,095,444
------------------------------------------------------------------

  MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (0.7%)
++CIT Group, Inc., 5.23%, 4/12/01          300,000      299,521
------------------------------------------------------------------

  NONDEPOSIT TRUST FACILITIES (2.2%)
++JP Morgan Chase & Co,
     4.97%, 4/26/01                      1,000,000      996,549
------------------------------------------------------------------

  PERSONAL CREDIT INSTITUTIONS (2.7%)
++Morgan Stanley Dean Witter,
     4.95%, 4/27/01                      1,200,000    1,195,710
------------------------------------------------------------------

                                          Shares/Par  Market Value
------------------------------------------------------------------
  SECURITY BROKERS AND DEALERS (2.2%)
++Salomon Smith Barney Holdings, Inc.,
     5.00%, 4/12/01                      1,000,000     $998,472
------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $5,084,596)                                 5,084,596
------------------------------------------------------------------
  TOTAL INVESTMENTS (100.1%)
    (COST $45,732,420)o                              44,641,616
------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (-0.1%)               (58,132)
  TOTAL NET ASSETS (100.0%)                         $44,583,484
------------------------------------------------------------------


  144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

  IO - Interest Only Security

 +Defaulted Security

++All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of March 31, 2001 is summarized below:

                                                                    Unrealized
                                  Number of     Expiration         Appreciation
  Issuer                          Contracts        Date           (Depreciation)
--------------------------------------------------------------------------------
  90 Day Euro
       (Total notional value at
          3/31/01, $2,859,450)       12             9/01             $(11,250)

 oAt March 31, 2001, the aggregate cost of securities for federal tax purposes was $45,534,967 and the net unrealized depreciation of investments based on that cost was $893,351 which is comprised of $809,102 aggregate gross unrealized appreciation and $1,702,453 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

SMALL CAP GROWTH STOCK FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001
-------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $11,020,073)                                   $10,596,533
Money Market Investments (cost $1,594,785)                           1,594,785
-------------------------------------------------------------------------------
                                                                    12,191,318
-------------------------------------------------------------------------------
Cash                                                                    26,372
Due from Sale of Securities                                            344,968
Due from Sale of Fund Shares                                            47,729
Futures Variation Margin                                                 9,550
Dividends Receivable                                                     2,726
Due from Investment Advisor                                              2,135
-------------------------------------------------------------------------------
  TOTAL ASSETS                                                      12,624,798
-------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                           80,085
Other Accrued Liabilities                                               26,264
Due on Redemption of Fund Shares                                         4,770
Accrued Distribution Fees                                                2,079
Accrued Administrative Fees                                              1,073
-------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                    114,271
-------------------------------------------------------------------------------
NET ASSETS                                                         $12,510,527
===============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 1,077,836 shares outstanding)                              $13,355,361
Undistributed Accumulated Net
 Realized Loss on Investments                                        (425,094)
Net Unrealized Appreciation (Depreciation) of:
 Investment Securities                                               (423,540)
 Index Futures Contracts                                                 3,800
-------------------------------------------------------------------------------
NET ASSETS FOR 1,077,836
 SHARES OUTSTANDING                                                $12,510,527
===============================================================================
Per Share of Class A (Based on 870,517
 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $12.19
===============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $11.61
===============================================================================
Per Share of Class B (Based on 207,319
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $11.58
===============================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2001
-------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                              $61,570
 Dividends                                                              16,888
-------------------------------------------------------------------------------
  TOTAL INCOME                                                          78,458
-------------------------------------------------------------------------------
Expenses
 Management Fees                                                       116,947
 Transfer Agent Fees                                                    55,098
 Shareholder Servicing Fees                                             34,396
 Distribution Fees:
  Class A                                                               11,371
  Class B                                                               17,909
 Custodian Fees                                                         28,286
 Registration Fees                                                      22,307
 Audit Fees                                                             15,775
 Administrative Fees                                                    13,759
 Shareholder Reporting Fees                                             11,695
 Professional Fees                                                       6,107
 Directors Fees                                                          5,590
 Other Expenses                                                          1,385
-------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       340,625
-------------------------------------------------------------------------------
  Less:
    Expenses Reimbursed by Affiliates                                (132,211)
    Custodian Fees Paid Indirectly                                     (5,259)
-------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   203,155
-------------------------------------------------------------------------------
 NET INVESTMENT LOSS                                                 (124,697)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
-------------------------------------------------------------------------------
NET REALIZED LOSS ON INVESTMENTS
 FOR THE PERIOD                                                      (170,351)
-------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
 (Depreciation) of:
 Investment Securities                                             (3,028,850)
 Index Futures Contracts                                                 3,800
-------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED DEPRECIATION
    OF INVESTMENTS FOR THE PERIOD                                  (3,025,050)
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (3,195,401)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                        $(3,320,098)
===============================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

SMALL CAP GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                                  For the Period
                                                       For the    July 12, 1999+
                                                      Year Ended     through
                                                      March 31,     March 31,
                                                         2001          2000
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Loss                                  $(124,697)    $(54,926)
  Net Realized Gain (Loss) on Investments               (170,351)    2,287,364
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period       (3,025,050)    2,605,310
-------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                        (3,320,098)    4,837,748
-------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                                        _      (5,156)
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                   (1,775,175)    (233,827)
  Distributions to Class B Shareholders from
   Net Investment Income                                        _            _
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                     (382,146)     (30,179)
-------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                    (2,157,321)    (269,162)
-------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 216,660 and 626,286 Shares      3,708,590    6,897,912
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (139,922 and 16,684 shares)    1,759,096      236,250
  Payments for 62,204 and 67,331 Shares Redeemed      (1,019,323)  (1,007,191)
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
      (294,378 and 575,639 shares)                      4,448,363    6,126,971
-------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 77,030 and 106,798 Shares       1,250,284    1,320,550
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (29,880 and 2,131 shares)        376,292       30,159
  Payments for 7,298 and 1,722 Shares Redeemed          (113,119)     (30,140)
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
      (99,612 and 107,207 shares)                       1,513,457    1,320,569
-------------------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS                             484,401   12,016,126
NET ASSETS
 Beginning of Period                                   12,026,126       10,000
-------------------------------------------------------------------------------
 END OF PERIOD                                        $12,510,527  $12,026,126
-------------------------------------------------------------------------------

+Fund commenced operations on July 12, 1999.

The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

SMALL CAP GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS

                                                                        CLASS A        CLASS A        CLASS B         CLASS B
                                                                    --------------  -------------- -------------- --------------
                                                                                    For the Period               For the Period
                                                                       For the      July 12, 1999+    For the     July 12, 1999+
                                                                      Year Ended       through       Year Ended       through
                                                                      March 31,       March 31,      March 31,       March 31,
(For a share outstanding throughout the period)                          2001            2000           2001           2000
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $17.59         $10.00         $17.57         $10.00
  Income from Investment Operations:
   Net Investment Loss                                                   (0.13)^        (0.08)*        (0.23)^        (0.10)*
   Net Realized and Unrealized Gains (Losses) on Investments              (3.36)           8.12         (3.35)           8.09
------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (3.49)           8.04         (3.58)           7.99
------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                    _         (0.01)              -              -
   Distributions from Realized Gains on Investments                       (2.49)         (0.44)         (2.41)         (0.42)
------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (2.49)         (0.45)         (2.41)         (0.42)
------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $11.61         $17.59         $11.58         $17.57
==============================================================================================================================
 TOTAL RETURN++                                                        (20.91)%       81.52%**       (21.40)%       80.95%**
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $10,110,730    $10,133,996     $2,399,797     $1,892,130
==============================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             2.36%         3.31%o          3.01%         3.89%o
==============================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.40%         1.40%o          2.05%         2.05%o
==============================================================================================================================
 RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                      (0.79)%       (0.92)%o        (1.44)%       (1.57)%o
==============================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  81.87%         89.96%         81.87%         89.96%
==============================================================================================================================

+  Fund commenced operations on July 12, 1999.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.
^  Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

AGGRESSIVE GROWTH STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001
ASSETS
Common Stocks (cost $61,263,819)                                   $59,019,023
Money Market Investments (cost $13,769,014)                         13,769,014
-------------------------------------------------------------------------------
                                                                    72,788,037
-------------------------------------------------------------------------------
Cash                                                                   104,162
Due from Sale of Securities                                          1,476,516
Due from Sale of Fund Shares                                            99,638
Futures Variation Margin                                                30,000
Dividends and Interest Receivable                                       12,524
Unamortized Organizational Costs                                         4,132
-------------------------------------------------------------------------------
  TOTAL ASSETS                                                      74,515,009
-------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        2,136,333
Other Accrued Liabilities                                               53,572
Due to Investment Advisor                                               46,928
Due on Redemption of Fund Shares                                        33,273
Accrued Distribution Fees                                                7,149
Accrued Administrative Fees                                              6,061
-------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  2,283,316
-------------------------------------------------------------------------------
NET ASSETS                                                         $72,231,693
===============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 5,287,724 shares outstanding)                              $69,334,897
Undistributed Accumulated Net
 Realized Gain on Investments                                        5,732,334
Net Unrealized Depreciation of:
 Investment Securities                                             (2,244,796)
 Index Futures Contracts                                             (590,742)
-------------------------------------------------------------------------------
NET ASSETS FOR 5,287,724
 SHARES OUTSTANDING                                                $72,231,693
===============================================================================
Per Share of Class A (Based on 4,569,427
 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $14.38
===============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $13.70
===============================================================================
Per Share of Class B (Based on 718,297
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $13.43
===============================================================================


STATEMENT OF OPERATIONS
For the Year Ended March 31, 2001
-------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                             $586,016
 Dividends                                                              96,577
-------------------------------------------------------------------------------
  TOTAL INCOME                                                         682,593
-------------------------------------------------------------------------------
Expenses
 Management Fees                                                       691,718
 Shareholder Servicing Fees                                            230,573
 Distribution Fees:
  Class A                                                               80,571
  Class B                                                               87,434
 Transfer Agent Fees                                                   135,411
 Administrative Fees                                                    92,229
 Registration Fees                                                      27,503
 Custodian Fees                                                         24,548
 Audit Fees                                                             15,177
 Other Expenses                                                          8,248
 Shareholder Reporting Fees                                              7,905
 Directors Fees                                                          5,294
 Professional Fees                                                       3,131
-------------------------------------------------------------------------------
  TOTAL EXPENSES                                                     1,409,742
-------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                 (134,977)
   Custodian Fees Paid Indirectly                                      (4,053)
-------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                 1,270,712
-------------------------------------------------------------------------------
 NET INVESTMENT LOSS                                                 (588,119)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                                              11,669,103
 Index Futures Contracts                                              (47,464)
-------------------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
   FOR THE PERIOD                                                   11,621,639
-------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
 Investment Securities                                            (38,760,638)
 Index Futures Contracts                                             (590,742)
-------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED DEPRECIATION
   OF INVESTMENTS FOR THE PERIOD                                  (39,351,380)
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (27,729,741)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                       $(28,317,860)
===============================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

AGGRESSIVE GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                        For the       For the
                                                       Year Ended    Year Ended
                                                       March 31,     March 31,
                                                          2001          2000
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
  Net Investment Loss                                  $(588,119)   $(594,934)
  Net Realized Gain on Investments                     11,621,639   16,585,769
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period      (39,351,380)   27,872,951
-------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                        (28,317,860)   43,863,786
-------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                  (13,897,970)  (6,860,994)
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                   (2,079,956)    (860,509)
-------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from
    Distributions to Shareholders                   (15,977,926)  (7,721,503)
-------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 267,276 and 258,390 Shares      5,469,555    4,740,641
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (802,176 and 350,616 shares)  13,858,834    6,850,878
  Payments for 151,938 and 149,669 Shares Redeemed    (3,116,473)  (2,807,737)
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
      (917,514 and 459,337 shares)                     16,211,916    8,783,782
-------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 151,523 and 150,124 Shares      3,052,315    2,665,164
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (120,071 and 43,399 shares)    2,040,053      835,907
  Payments for 52,015 and 40,600 Shares Redeemed      (1,026,010)    (713,616)
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
      (219,579 and 152,923 shares)                      4,066,358    2,787,455
-------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS             (24,017,512)   47,713,520
NET ASSETS
 Beginning of Period                                   96,249,205   48,535,685
-------------------------------------------------------------------------------
 END OF PERIOD                                        $72,231,693  $96,249,205
-------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

AGGRESSIVE GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS


                                                                       CLASS A       CLASS A        CLASS A        CLASS A
                                                                     -----------   -----------    -----------    -----------
                                                                       For the       For the        For the        For the
                                                                      Year Ended    Year Ended     Year Ended     Year Ended
                                                                      March 31,     March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                            2001          2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $23.23         $13.73         $14.50         $10.00
  Income from Investment Operations:
   Net Investment Loss                                                    (0.11)+        (0.21)*        (0.11)         (0.12)+
   Net Realized and Unrealized Gains (Losses) on Investments              (5.69)          11.82         (0.43)           5.18
------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (5.80)          11.61         (0.54)           5.06
------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Realized Gains on Investments                       (3.73)         (2.11)         (0.23)         (0.56)
------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (3.73)         (2.11)         (0.23)         (0.56)
------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $13.70         $23.23         $13.73         $14.50
==============================================================================================================================
 TOTAL RETURN++                                                         (28.33)%         87.53%        (3.78)%         51.57%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $62,587,176    $84,847,655    $43,840,289    $41,640,193
==============================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.45%          1.50%          1.62%          1.64%
==============================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.30%          1.30%          1.30%          1.30%
==============================================================================================================================
 RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                      (0.55)%        (0.82)%        (0.80)%        (0.96)%
==============================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  63.63%         92.54%         84.46%         64.91%
==============================================================================================================================


+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

AGGRESSIVE GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS B       CLASS B        CLASS B        CLASS B
                                                                      ----------    ----------     ----------     ----------
                                                                       For the       For the        For the        For the
                                                                      Year Ended    Year Ended     Year Ended     Year Ended
                                                                      March 31,     March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                            2001          2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $22.86         $13.58         $14.43         $10.00
  Income from Investment Operations:
   Net Investment Loss                                                    (0.24)+        (0.27)*        (0.19)          (0.21)+
   Net Realized and Unrealized Gains (Losses) on Investments              (5.59)          11.59         (0.43)           5.18
------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (5.83)          11.32         (0.62)           4.97
------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Realized Gains on Investments                       (3.60)         (2.04)         (0.23)         (0.54)
------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (3.60)         (2.04)         (0.23)         (0.54)
------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $13.43         $22.86         $13.58         $14.43
==============================================================================================================================
 TOTAL RETURN++                                                         (28.78)%         86.13%        (4.35)%         50.59%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                            $9,644,517    $11,401,550     $4,695,396     $1,870,132
==============================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             2.10%          2.15%          2.27%          2.29%
==============================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.95%          1.95%          1.95%          1.95%
==============================================================================================================================
 RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                      (1.20)%        (1.47)%        (1.45)%        (1.61)%
==============================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  63.63%         92.54%         84.46%         64.91%
==============================================================================================================================


+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001
-------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $33,943,390)                                   $31,133,967
Money Market Investments (cost $3,438,498)                           3,438,498
Preferred Stock (cost $476,103)                                        606,748
-------------------------------------------------------------------------------
                                                                    35,179,213
-------------------------------------------------------------------------------
Cash                                                                   119,461
Dividends and Interest Receivable                                      124,922
Due from Purchase of Fund Shares                                        33,465
Unamortized Organizational Costs                                         4,132
-------------------------------------------------------------------------------
  TOTAL ASSETS                                                      35,461,193
-------------------------------------------------------------------------------
LIABILITIES
Due to Investment Advisor                                               45,085
Other Accrued Liabilities                                               30,095
Due on Sale of Fund Shares                                              20,921
Due on Purchase of Securities                                            5,425
Accrued Administrative Fees                                              4,079
Accrued Distribution Expense                                             3,023
-------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                    108,628
-------------------------------------------------------------------------------
NET ASSETS                                                         $35,352,565
===============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,979,580 shares outstanding)                              $39,405,711
Undistributed Net Investment Income                                      5,407
Undistributed Accumulated Net
 Realized Loss on Investments                                      (1,376,318)
Net Unrealized Depreciation of:
 Investment Securities                                             (2,678,778)
 Foreign Currency Transactions                                         (3,457)
-------------------------------------------------------------------------------
NET ASSETS FOR 3,979,580
 SHARES OUTSTANDING                                                $35,352,565
===============================================================================
Per Share of Class A (Based on
 3,516,707 Shares Issued and Outstanding):
  OFFERING PRICE                                                         $9.34
===============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                   $8.89
===============================================================================
Per Share of Class B (Based on 462,873
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                         $8.82
===============================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2001
-------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $82,467)                     $782,597
 Interest                                                              235,319
-------------------------------------------------------------------------------
  TOTAL INCOME                                                       1,017,916
-------------------------------------------------------------------------------
Expenses
 Management Fees                                                       324,252
 Shareholder Servicing Fees                                             95,370
 Transfer Agent Fees                                                    84,699
 Distribution Fees:
  Class A                                                               33,908
  Class B                                                               31,800
 Custodian Fees                                                         53,926
 Administrative Fees                                                    38,148
 Registration Fees                                                      21,725
 Audit Fees                                                             17,771
 Shareholder Reporting Fees                                              9,304
 Trustee Fees                                                            5,441
 Organizational Fees                                                     4,169
 Professional Fees                                                       2,574
 Other Expenses                                                          2,071
-------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       725,158
-------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                  (68,157)
-------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   657,001
-------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                 360,915
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
 Investment Securities                                                 108,427
 Foreign Currency Transactions                                        (83,979)
-------------------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
   FOR THE PERIOD                                                       24,448
-------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
 Investment Securities                                             (4,418,228)
 Foreign Currency Transactions                                         (2,491)
-------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED
   DEPRECIATION FOR THE PERIOD                                     (4,420,719)
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (4,396,271)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                        $(4,035,356)
===============================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                        For the       For the
                                                       Year Ended    Year Ended
                                                       March 31,     March 31,
                                                          2001          2000
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
  Net Investment Income                                  $360,915     $354,927
  Net Realized Gain on Investments                         24,448    1,556,223
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments and
   Foreign Currency Transactions for the Period       (4,420,719)    3,468,990
-------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                  (4,035,356)    5,380,140
-------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                                (259,412)    (420,036)
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                   (1,644,460)     (21,353)
  Distributions to Class B Shareholders from
   Net Investment Income                                  (5,903)     (29,161)
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                     (213,210)      (2,499)
-------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                    (2,122,985)    (473,049)
-------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 184,806 and 303,113 Shares      1,858,183    3,079,273
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (194,253 and 41,838 shares)    1,901,742      440,989
  Payments for 139,080 and 209,060 Shares Redeemed    (1,395,166)  (2,144,063)
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
      (239,979 and 135,891 shares)                      2,364,759    1,376,199
-------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 96,067 and 136,345 Shares         953,608    1,354,747
  Proceeds from Shares Issued on Reinvestment of
   Distributions Paid (21,788 and 2,900 shares)           211,997       30,366
  Payments for 45,433 and 49,943 Shares Redeemed        (448,719)    (500,816)
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
     (72,422 and 89,302 shares)                           716,886      884,297
-------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS              (3,076,696)    7,167,587
NET ASSETS
 Beginning of Period                                   38,429,261   31,261,674
-------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES (OVER) UNDISTRIBUTED
  NET INVESTMENT INCOME OF $5,407 AND $(8,186),
  RESPECTIVELY)                                       $35,352,565  $38,429,261
-------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001



                           INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS


                                                                       CLASS A       CLASS A        CLASS A        CLASS A
                                                                     -----------   -----------    -----------    -----------
                                                                       For the       For the        For the        For the
                                                                      Year Ended    Year Ended     Year Ended     Year Ended
                                                                      March 31,     March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                            2001          2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $10.49          $9.09         $10.58         $10.00
  Income from Investment Operations:
   Net Investment Income                                                    0.10+          0.15*          0.19*          0.24+
   Net Realized and Unrealized Gains (Losses) on Investments              (1.13)           1.39         (1.13)           0.56
------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (1.03)           1.54         (0.94)           0.80
------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.08)         (0.13)         (0.17)         (0.22)
   Distributions from Realized Gains on Investments                       (0.49)         (0.01)         (0.38)              _
------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.57)         (0.14)         (0.55)         (0.22)
------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                            $8.89         $10.49          $9.09         $10.58
==============================================================================================================================
 TOTAL RETURN++                                                         (10.29)%         16.91%        (8.85)%          8.19%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $31,268,590    $34,368,631    $28,543,601    $29,451,833
==============================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.83%          1.86%          1.91%          2.13%
==============================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.65%          1.65%          1.65%          1.65%
==============================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      1.02%          1.07%          2.34%          2.34%
==============================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  24.74%         23.99%         70.31%         10.07%
==============================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS B       CLASS B        CLASS B        CLASS B
                                                                      ----------    ----------     ----------     ----------
                                                                       For the       For the        For the        For the
                                                                      Year Ended    Year Ended     Year Ended     Year Ended
                                                                      March 31,     March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                            2001          2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $10.40          $9.03         $10.53         $10.00
  Income from Investment Operations:
   Net Investment Income                                                    0.04+          0.07*          0.14*          0.10+
   Net Realized and Unrealized Gains (Losses) on Investments              (1.12)           1.39         (1.13)           0.63
------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (1.08)           1.46         (0.99)           0.73
------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.01)         (0.08)         (0.13)         (0.20)
   Distributions from Realized Gains on Investments                       (0.49)         (0.01)         (0.38)              _
------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.50)         (0.09)         (0.51)         (0.20)
------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                            $8.82         $10.40          $9.03         $10.53
==============================================================================================================================
 TOTAL RETURN++                                                         (10.76)%         16.10%        (9.36)%          7.49%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                            $4,083,975     $4,060,630     $2,718,073     $1,444,924
==============================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             2.48%          2.51%          2.56%          2.78%
==============================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               2.30%          2.30%          2.30%          2.30%
==============================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      0.37%          0.42%          1.69%          1.69%
==============================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  24.74%         23.99%         70.31%         10.07%
==============================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

INDEX 400 STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $37,623,572)                                   $34,514,344
Money Market Investments (cost $2,497,005)                           2,497,005
--------------------------------------------------------------------------------
                                                                    37,011,349
--------------------------------------------------------------------------------
Cash                                                                    38,854
Due from Sale of Securities                                            701,535
Due from Sale of Fund Shares                                           136,820
Dividends and Interest Receivable                                       21,826
Futures Variation Margin                                                10,000
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      37,920,384
--------------------------------------------------------------------------------
LIABILITIES
Other Accrued Liabilities                                               45,966
Due to Investment Advisor                                               14,791
Due on Redemption of Fund Shares                                         6,798
Accrued Distribution Fees                                                5,074
Accrued Administrative Fees                                              3,302
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                     75,931
--------------------------------------------------------------------------------
NET ASSETS                                                         $37,844,453
===============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 4,014,224 shares outstanding)                              $40,687,399
Undistributed Net Investment Income                                     55,152
Undistributed Accumulated Net
 Realized Gain on Investments                                          290,955
Net Unrealized Depreciation of:
 Investment Securities                                             (3,109,228)
 Index Futures Contracts                                              (79,825)
--------------------------------------------------------------------------------
NET ASSETS FOR 4,014,224
 SHARES OUTSTANDING                                                $37,844,453
===============================================================================
Per Share of Class A (Based on 3,470,062
 Shares Issued and Outstanding):
  OFFERING PRICE                                                         $9.90
===============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                   $9.43
===============================================================================
Per Share of Class B (Based on 544,162
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                         $9.40
===============================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends                                                            $376,131
 Interest                                                              206,787
--------------------------------------------------------------------------------
  TOTAL INCOME                                                         582,918
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                       153,084
 Shareholder Servicing Fees                                             95,401
 Distribution Fees:
  Class A                                                               33,624
  Class B                                                               34,023
 Custodian Fees                                                         58,824
 Transfer Agent Fees                                                    52,796
 Administrative Fees                                                    38,271
 Registration Fees                                                      23,491
 Professional Fees                                                      17,026
 Audit Fees                                                             15,775
 Shareholder Reporting Fees                                             11,635
 Directors Fees                                                          5,635
 Other Expenses                                                          1,602
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       541,187
--------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                 (148,746)
   Custodian Fees Paid Indirectly                                      (3,687)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   388,754
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                 194,164
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
 Investment Securities                                               3,697,893
 Index Futures Contracts                                             (607,854)
--------------------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
   FOR THE PERIOD                                                    3,090,039
--------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
 Investment Securities                                             (6,393,624)
 Index Futures Contracts                                             (102,750)
--------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED DEPRECIATION
   OF INVESTMENTS FOR THE PERIOD                                   (6,496,374)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (3,406,335)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                        $(3,212,171)
===============================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

-------------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
-------------------------------------------------------------------------------

--------------------
INDEX 400 STOCK FUND
--------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                                  For the Period
                                                         For the  July 12, 1999+
                                                       Year Ended     through
                                                        March 31,    March 31,
                                                          2001         2000
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                  $194,164     $103,102
  Net Realized Gain on Investments                      3,090,039    2,457,218
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period       (6,496,374)    3,307,321
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                  (3,212,171)    5,867,641
--------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                                (165,585)    (121,350)
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                   (4,441,840)    (151,071)
  Distributions to Class B Shareholders from
   Net Investment Income                                  (2,965)      (7,132)
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                     (647,949)     (15,442)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                    (5,258,339)    (294,995)
--------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 417,547 and 2,703,436 Shares    4,678,634   27,085,881
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (462,511 and 26,393 shares)    4,591,421      272,899
  Payments for 108,504 and 31,821 Shares Redeemed     (1,177,859)    (331,447)
--------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
     (771,554 and 2,698,008 shares)                     8,092,196   27,027,333
--------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 183,607 and 304,402 Shares      2,064,395    3,001,735
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (64,615 and 2,142 shares)        641,607       22,125
  Payments for 8,237 and 2,867 Shares Redeemed           (87,588)     (29,486)
--------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
     (239,985 and 303,677 shares)                       2,618,414    2,994,374
--------------------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS                           2,240,100   35,594,353
NET ASSETS
 Beginning of Period                                   35,604,353       10,000
--------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET
  INVESTMENT INCOME OF $55,152 AND $29,538,
  RESPECTIVELY)                                       $37,844,453  $35,604,353
--------------------------------------------------------------------------------

+  Fund commenced operations on July 12, 1999.

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

INDEX 400 STOCK FUND

FINANCIAL HIGHLIGHTS

                                                                       CLASS A        CLASS A        CLASS B         CLASS B
                                                                    --------------  -------------- -------------- --------------
                                                                                    For the Period               For the Period
                                                                       For the      July 12, 1999+    For the     July 12, 1999+
                                                                      Year Ended       through       Year Ended       through
                                                                      March 31,       March 31,      March 31,       March 31,
(For a share outstanding throughout the period)                          2001            2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $11.86         $10.00         $11.84         $10.00
  Income from Investment Operations:
   Net Investment Income                                                   0.07^          0.04*        (0.01)^          0.00*
   Net Realized and Unrealized Gains (Losses) on Investments              (0.89)           1.93         (0.87)           1.93
------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (0.82)           1.97         (0.88)           1.93
------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.06)         (0.05)         (0.01)         (0.03)
   Distributions from Realized Gains on Investments                       (1.55)         (0.06)         (1.55)         (0.06)
------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (1.61)         (0.11)         (1.56)         (0.09)
------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                            $9.43         $11.86          $9.40         $11.84
=============================================================================================================================
 TOTAL RETURN++                                                          (7.61)%       19.81%**        (8.13)%       19.38%**
=============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $32,728,623    $32,001,909     $5,115,830     $3,602,444
=============================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.34%         1.61%+          1.99%         2.24%o
=============================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               0.95%         0.95%+          1.60%         1.60%o
=============================================================================================================================
 RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS               0.59%         0.55%+        (0.06)%       (0.10)%o
=============================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  45.24%         35.40%         45.24%         35.40%
=============================================================================================================================


+  Fund commenced operations on July 12, 1999.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o  Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.
^  Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

GROWTH STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $45,939,328)                                   $53,695,453
Money Market Investments (cost $5,651,674)                           5,651,674
--------------------------------------------------------------------------------
                                                                    59,347,127
--------------------------------------------------------------------------------
Cash                                                                    17,519
Due from Sale of Fund Shares                                           110,478
Due from Sale of Securities                                             56,678
Dividends and Interest Receivable                                       37,271
Futures Variation Margin                                                30,800
Unamortized Organizational Costs                                         4,132
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      59,604,005
--------------------------------------------------------------------------------
LIABILITIES
Other Accrued Liabilities                                               40,286
Due on Redemption of Fund Shares                                        35,572
Due to Investment Advisor                                               22,839
Accrued Distribution Fees                                                5,278
Accrued Administrative Fees                                              4,774
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                    108,749
--------------------------------------------------------------------------------
NET ASSETS                                                         $59,495,256
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 4,262,065 shares outstanding)                              $52,325,620
Undistributed Net Investment Income                                     17,509
Undistributed Accumulated Net
 Realized Loss on Investments                                        (183,998)
Net Unrealized Appreciation (Depreciation) of:
 Investment Securities                                               7,756,125
 Index Futures Contracts                                             (420,000)
--------------------------------------------------------------------------------
NET ASSETS FOR 4,262,065
 SHARES OUTSTANDING                                                $59,495,256
================================================================================
Per Share of Class A (Based on
 3,825,242 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $14.68
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $13.98
================================================================================
Per Share of Class B (Based on 436,823
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $13.81
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2001
INVESTMENT INCOME
Income
 Interest                                                             $554,978
 Dividends (less foreign dividend tax of $995)                         475,910
--------------------------------------------------------------------------------
  TOTAL INCOME                                                       1,030,888
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                       530,142
 Shareholder Servicing Fees                                            176,714
 Distribution Fees:
  Class A                                                               63,986
  Class B                                                               50,249
 Transfer Agent Fees                                                    98,960
 Administrative Fees                                                    70,685
 Custodian Fees                                                         29,686
 Registration Fees                                                      24,794
  Audit Fees                                                            15,683
 Shareholder Reporting Fees                                              9,523
 Other Expenses                                                          7,403
 Directors Fees                                                          5,322
 Professional Fees                                                       2,929
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                     1,086,076
--------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                 (123,599)
   Custodian Fees Paid Indirectly                                      (6,033)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   956,444
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                  74,444
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
 Investment Securities                                               4,803,511
 Index Futures Contracts                                             (807,988)
--------------------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
   FOR THE PERIOD                                                    3,995,523
--------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
 Investment Securities                                            (18,080,859)
 Index Futures Contracts                                             (887,500)
--------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED DEPRECIATION
   OF INVESTMENTS FOR THE PERIOD                                  (18,968,359)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (14,972,836)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                       $(14,898,392)
===============================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                        For the       For the
                                                       Year Ended    Year Ended
                                                       March 31,     March 31,
                                                          2001          2000
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
  Net Investment Income                                   $74,444     $140,461
  Net Realized Gain on Investments                      3,995,523    3,736,467
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period      (18,968,359)   11,459,898
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                 (14,898,392)   15,336,826
--------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                                 (90,758)    (186,205)
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                   (4,886,289)  (3,555,397)
  Distributions to Class B Shareholders from
   Net Investment Income                                        _            _
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                     (511,814)    (334,657)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                    (5,488,861)  (4,076,259)
--------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 172,900 and 221,522 Shares      3,059,440    3,795,699
  Proceeds from Shares Issued on Reinvestment of
   Distributions Paid (304,832 and 211,312 shares)      4,958,872    3,739,765
  Payments for 102,159 and 76,337 Shares Redeemed     (1,786,176)  (1,330,281)
--------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
     (375,573 and 356,497 shares)                       6,232,136    6,205,183
--------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 110,827 and 151,030 Shares      1,939,638    2,569,344
  Proceeds from Shares Issued on Reinvestment of
   Distributions Paid (31,373 and 18,774 shares)          506,738      329,283
  Payments for 40,400 and 58,378 Shares Redeemed        (688,974)  (1,032,711)
--------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
     (101,800 and 111,426 shares)                       1,757,402    1,865,916
--------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS             (12,397,715)   19,331,666
NET ASSETS
 Beginning of Period                                   71,892,971   52,561,305
--------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET
  INVESTMENT INCOME OF $17,509 AND $0, RESPECTIVELY)  $59,495,256  $71,892,971
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS


                                                                       CLASS A       CLASS A        CLASS A        CLASS A
                                                                     -----------   -----------    -----------    -----------
                                                                       For the       For the        For the        For the
                                                                      Year Ended    Year Ended     Year Ended     Year Ended
                                                                      March 31,     March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                            2001          2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $19.01         $15.86         $14.10         $10.00
  Income from Investment Operations:
   Net Investment Income                                                    0.03+          0.05*           0.04          0.04+
   Net Realized and Unrealized Gains (Losses) on Investments              (3.64)           4.27           2.52           4.41
------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (3.61)           4.32           2.56           4.45
------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.03)         (0.06)         (0.06)         (0.05)
   Distributions from Realized Gains on Investments                       (1.39)         (1.11)         (0.74)         (0.30)
------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (1.42)         (1.17)         (0.80)         (0.35)
------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $13.98         $19.01         $15.86         $14.10
==============================================================================================================================
 TOTAL RETURN++                                                         (20.06)%         27.78%         18.36%         45.08%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $53,463,138    $65,591,773    $49,045,112    $38,224,386
==============================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.48%          1.50%          1.57%          1.63%
==============================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.30%          1.30%          1.30%          1.30%
==============================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      0.17%          0.28%          0.42%          0.29%
==============================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  28.75%         35.34%         32.00%         37.52%
==============================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS B       CLASS B        CLASS B        CLASS B
                                                                      ----------    ----------     ----------     ----------
                                                                       For the       For the        For the        For the
                                                                      Year Ended    Year Ended     Year Ended     Year Ended
                                                                      March 31,     March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                            2001          2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $18.81         $15.73         $14.03         $10.00
  Income from Investment Operations:
   Net Investment Loss                                                    (0.08)+        (0.05)*         (0.01)         (0.05)+
   Net Realized and Unrealized Gains (Losses) on Investments              (3.61)           4.22           2.46           4.41
------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (3.69)           4.17           2.45           4.36
------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                    -              -         (0.01)         (0.03)
   Distributions from Realized Gains on Investments                       (1.31)         (1.09)         (0.74)         (0.30)
------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (1.31)         (1.09)         (0.75)         (0.33)
------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $13.81         $18.81         $15.73         $14.03
==============================================================================================================================
 TOTAL RETURN++                                                         (20.61)%         27.02%         17.66%         44.12%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                            $6,032,118     $6,301,198     $3,516,193       $811,173
==============================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             2.13%          2.15%          2.22%          2.28%
==============================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.95%          1.95%          1.95%          1.95%
==============================================================================================================================
 RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                      (0.48)%        (0.37)%        (0.23)%        (0.36)%
==============================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  28.75%         35.34%         32.00%         37.52%
==============================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

GROWTH AND INCOME STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $47,792,633)                                   $44,097,225
Money Market Investments (cost $1,195,030)                           1,195,030
--------------------------------------------------------------------------------
                                                                    45,292,255
--------------------------------------------------------------------------------
Cash                                                                   175,705
Due from Sale of Securities                                            225,363
Due from Sale of Fund Shares                                            95,580
Dividends and Interest Receivable                                       54,857
Unamortized Organizational Costs                                         4,132
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      45,847,892
--------------------------------------------------------------------------------
LIABILITIES
Due on Redemption of Fund Shares                                        29,066
Other Accrued Liabilities                                               25,147
Due to Investment Advisor                                               24,699
Accrued Distribution Fees                                                3,982
Accrued Administrative Fees                                              3,538
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                     86,432
--------------------------------------------------------------------------------
NET ASSETS                                                         $45,761,460
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 4,745,882 shares outstanding)                              $51,041,824
Undistributed Accumulated Net
 Realized Loss on Investments                                      (1,584,956)
Net Unrealized Depreciation of
 Investment Securities                                             (3,695,408)
--------------------------------------------------------------------------------
NET ASSETS FOR 4,745,882
 SHARES OUTSTANDING                                                $45,761,460
================================================================================
Per Share of Class A (Based on
 4,198,780 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $10.14
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                   $9.66
================================================================================
Per Share of Class B (Based on 547,102
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                         $9.50
================================================================================
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $382)                        $588,510
 Interest                                                               77,581
--------------------------------------------------------------------------------
  TOTAL INCOME                                                         666,091
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                       345,262
 Shareholder Servicing Fees                                            132,793
 Distribution Fees:
  Class A                                                               47,199
  Class B                                                               44,391
 Transfer Agent Fees                                                    83,835
 Administrative Fees                                                    53,117
 Registration Fees                                                      22,306
  Audit Fees                                                            16,274
 Custodian Fees                                                         13,075
 Shareholder Reporting Fees                                              9,983
 Other Expenses                                                          7,486
 Directors Fees                                                          5,322
 Professional Fees                                                       2,929
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       783,972
--------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                 (108,092)
   Custodian Fees Paid Indirectly                                      (5,942)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   669,938
--------------------------------------------------------------------------------
 NET INVESTMENT LOSS                                                   (3,847)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES

NET REALIZED LOSS ON INVESTMENTS
 FOR THE PERIOD                                                      (451,368)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED DEPRECIATION
 OF INVESTMENTS FOR THE PERIOD                                    (11,280,090)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (11,731,458)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                       $(11,735,305)
===============================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

GROWTH AND INCOME STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                        For the       For the
                                                       Year Ended    Year Ended
                                                       March 31,     March 31,
                                                          2001          2000
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
  Net Investment Income (Loss)                           $(3,847)      $71,399
  Net Realized Gain (Loss) on Investments               (451,368)      769,017
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period      (11,280,090)    4,331,609
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                 (11,735,305)    5,172,025
--------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                                (108,610)            _
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                   (1,055,369)  (2,599,897)
  Distributions to Class B Shareholders from
   Net Investment Income                                        _            _
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                     (114,112)    (330,856)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                    (1,278,091)  (2,930,753)
--------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 124,382 and 228,242 Shares      1,400,198    2,750,360
  Proceeds from Shares Issued on Reinvestment of
   Distributions Paid (107,143 and 218,636 shares)      1,160,270    2,595,196
  Payments for 168,759 and 126,717 Shares Redeemed    (1,943,998)  (1,526,675)
--------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
     (62,766 and 320,161 shares)                          616,470    3,818,881
--------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 115,626 and 204,927 Shares      1,285,192    2,446,475
  Proceeds from Shares Issued on Reinvestment of
   Distributions Paid (11,145 and 26,703 shares)          119,661      312,157
  Payments for 88,781 and 86,703 Shares Redeemed        (995,056)  (1,004,414)
--------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
     (37,990 and 144,927 shares)                          409,797    1,754,218
--------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS             (11,987,129)    7,814,371
NET ASSETS
 Beginning of Period                                   57,748,589   49,934,218
--------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET
  INVESTMENT INCOME OF $0 AND $73,487, RESPECTIVELY)  $45,761,460  $57,748,589
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

GROWTH AND INCOME STOCK FUND

FINANCIAL HIGHLIGHTS


                                                                       CLASS A       CLASS A        CLASS A        CLASS A
                                                                     -----------   -----------    -----------    -----------
                                                                       For the       For the        For the        For the
                                                                      Year Ended    Year Ended     Year Ended     Year Ended
                                                                      March 31,     March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                            2001          2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $12.45         $11.96         $12.44         $10.00
  Income from Investment Operations:
   Net Investment Income                                                    0.01+          0.02*           0.01          0.04+
   Net Realized and Unrealized Gains (Losses) on Investments              (2.51)           1.14           1.33           3.90
------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (2.50)           1.16           1.34           3.94
------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.03)              -         (0.04)         (0.06)
   Distributions from Realized Gains on Investments                       (0.26)         (0.67)         (1.78)         (1.44)
------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.29)         (0.67)         (1.82)         (1.50)
------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                            $9.66         $12.45         $11.96         $12.44
==============================================================================================================================
 TOTAL RETURN++                                                         (20.37)%          9.95%         11.09%         41.90%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $40,566,183    $51,513,192    $45,619,789    $37,800,412
==============================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.41%          1.44%          1.52%          1.57%
==============================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.20%          1.20%          1.20%          1.20%
==============================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      0.07%          0.19%          0.20%          0.37%
==============================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  45.44%         89.66%        156.92%        140.29%
==============================================================================================================================


+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

GROWTH AND INCOME STOCK FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS B       CLASS B        CLASS B        CLASS B
                                                                      ----------    ----------     ----------     ----------
                                                                       For the       For the        For the        For the
                                                                      Year Ended    Year Ended     Year Ended     Year Ended
                                                                      March 31,     March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                            2001          2000           2001           2000
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $12.25         $11.85         $12.37         $10.00
  Income from Investment Operations:
   Net Investment Loss                                                   (0.07)_        (0.04)*         (0.03)         (0.03)
   Net Realized and Unrealized Gains (Losses) on Investments              (2.47)           1.11           1.28           3.88
------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (2.54)           1.07           1.25           3.85
------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                    _              _              _         (0.04)
   Distributions from Realized Gains on Investments                       (0.21)         (0.67)         (1.77)         (1.44)
------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.21)         (0.67)         (1.77)         (1.48)
------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                            $9.50         $12.25         $11.85         $12.37
==============================================================================================================================
 TOTAL RETURN++                                                         (20.89)%          9.28%         10.41%         40.96%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                            $5,195,277     $6,235,397     $4,314,429     $1,529,206
==============================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             2.06%          2.10%          2.17%          2.22%
==============================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.85%          1.85%          1.85%          1.85%
==============================================================================================================================
 RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                      (0.58)%        (0.46)%        (0.45)%        (0.28)%
==============================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  45.44%         89.66%        156.92%        140.29%
==============================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

INDEX 500 STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $78,387,512)                                   $78,130,257
Money Market Investments (cost $3,888,367)                           3,888,367
--------------------------------------------------------------------------------
                                                                    82,018,624
--------------------------------------------------------------------------------
Cash                                                                    28,854
Due from Sale of Fund Shares                                           170,275
Dividends and Interest Receivable                                       72,686
Futures Variation Margin                                                25,025
Unamortized Organizational Costs                                         4,132
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      82,319,596
--------------------------------------------------------------------------------
LIABILITIES
Due on Redemption of Fund Shares                                       176,280
Other Accrued Liabilities                                               75,262
Accrued Distribution Fees                                               13,196
Due to Investment Advisor                                               11,305
Accrued Administrative Fees                                              6,474
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                    282,517
--------------------------------------------------------------------------------
NET ASSETS                                                         $82,037,079
===============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 5,744,680 shares outstanding)                              $83,501,792
Undistributed Net Investment Income                                     79,327
Undistributed Accumulated Net
 Realized Loss on Investments                                      (1,081,210)
Net Unrealized Depreciation of:
 Investment Securities                                               (257,255)
 Index Futures Contracts                                             (205,575)
--------------------------------------------------------------------------------
NET ASSETS FOR 5,744,680
 SHARES OUTSTANDING                                                $82,037,079
===============================================================================
Per Share of Class A (Based on
 3,810,105 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $15.05
===============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $14.33
===============================================================================
Per Share of Class B (Based on 1,934,575
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $14.18
===============================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $4,391)                    $1,059,652
 Interest                                                              428,899
--------------------------------------------------------------------------------
  TOTAL INCOME                                                       1,488,551
--------------------------------------------------------------------------------
Expenses
 Distribution Fees:
  Class A                                                               63,346
  Class B                                                              236,114
 Management Fees                                                       284,483
 Shareholder Servicing Fees                                            237,069
 Transfer Agent Fees                                                   189,016
 Administrative Fees                                                    94,828
 Custodian Fees                                                         69,961
 Registration Fees                                                      18,284
 Audit Fees                                                             15,799
 Professional Fees                                                      13,911
 Other Expenses                                                         12,546
 Shareholder Reporting Expenses                                          6,928
 Directors Fees                                                          5,266
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                     1,247,551
--------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                 (236,913)
   Custodian Fees Paid Indirectly                                      (5,761)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                 1,004,877
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                 483,674
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
 Investment Securities                                               3,461,764
 Index Futures Contracts                                           (1,218,510)
--------------------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
   FOR THE PERIOD                                                    2,243,254
--------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
 Investment Securities                                            (24,939,947)
 Index Futures Contracts                                             (573,060)
--------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED DEPRECIATION
   OF INVESTMENTS FOR THE PERIOD                                  (25,513,007)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (23,269,753)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                       $(22,786,079)
===============================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

INDEX 500 STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                        For the       For the
                                                       Year Ended    Year Ended
                                                       March 31,     March 31,
                                                          2001          2000
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
  Net Investment Income                                  $483,674     $440,031
  Net Realized Gain on Investments                      2,243,254   13,164,839
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period      (25,513,007)    3,119,063
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                 (22,786,079)   16,723,933
--------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                                (479,724)    (603,740)
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                   (2,426,919)  (1,327,954)
  Distributions to Class B Shareholders from
   Net Investment Income                                 (40,185)     (72,915)
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                   (1,199,781)    (441,245)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
   Distributions to Shareholders                      (4,146,609)  (2,445,854)
--------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 1,082,833 and 828,935 Shares   19,349,259   14,756,441
  Proceeds from Shares Issued on Reinvestment of
   Distributions Paid (175,594 and 102,410 shares)      2,888,157    1,923,080
  Payments for 893,587 and 1,654,845
   Shares Redeemed                                   (15,897,649) (31,325,709)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
     from Class A Fund Share Transactions
     (364,840 and (723,500) shares)                     6,339,767 (14,646,188)
--------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 393,542 and 740,906 Shares      6,882,805   13,048,720
  Proceeds from Shares Issued on Reinvestment of
   Distributions Paid (74,380 and 27,200 shares)        1,210,006      505,932
  Payments for 194,914 and 176,027 Shares Redeemed    (3,380,531)  (3,105,423)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
     (273,008 and 592,079 shares)                       4,712,280   10,449,229
--------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS             (15,880,641)   10,081,120
NET ASSETS
 Beginning of Period                                   97,917,720   87,836,600
--------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET
  INVESTMENT INCOME OF $79,327 AND $112,491,
   RESPECTIVELY)                                      $82,037,079  $97,917,720
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

INDEX 500 STOCK FUND

FINANCIAL HIGHLIGHTS


                                                                       CLASS A       CLASS A        CLASS A        CLASS A
                                                                     -----------   -----------    -----------    -----------
                                                                       For the       For the        For the        For the
                                                                      Year Ended    Year Ended     Year Ended     Year Ended
                                                                      March 31,     March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                            2001          2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $19.25         $16.80         $14.43         $10.00
  Income from Investment Operations:
   Net Investment Income                                                    0.13+          0.10*           0.10          0.13+
   Net Realized and Unrealized Gains (Losses) on Investments              (4.26)           2.77           2.47           4.48
------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (4.13)           2.87           2.57           4.61
------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.13)         (0.13)         (0.06)         (0.11)
   Distributions from Realized Gains on Investments                       (0.66)         (0.29)         (0.14)         (0.07)
------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.79)         (0.42)         (0.20)         (0.18)
------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $14.33         $19.25         $16.80         $14.43
==============================================================================================================================
 TOTAL RETURN++                                                         (21.99)%         17.15%         17.88%         46.35%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $54,600,926    $66,308,048    $70,034,287    $43,567,584
==============================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.10%          1.04%          1.15%          1.30%
==============================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               0.85%          0.85%          0.85%          0.85%
==============================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      0.73%          0.57%          0.88%          1.04%
==============================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  11.64%         19.61%          3.83%          2.47%
==============================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

INDEX 500 STOCK FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS B       CLASS B        CLASS B        CLASS B
                                                                      ----------    ----------     ----------     ----------
                                                                       For the       For the        For the        For the
                                                                      Year Ended    Year Ended     Year Ended     Year Ended
                                                                      March 31,     March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                            2001          2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $19.02         $16.65         $14.35         $10.00
  Income from Investment Operations:
   Net Investment Income (Loss)                                             0.01+        (0.01)*           0.03          0.05+
   Net Realized and Unrealized Gains (Losses) on Investments              (4.17)           2.72           2.43           4.47
------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (4.16)           2.71           2.46           4.52
------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.02)         (0.05)         (0.02)         (0.10)
   Distributions from Realized Gains on Investments                       (0.66)         (0.29)         (0.14)         (0.07)
------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.68)         (0.34)         (0.16)         (0.17)
------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $14.18         $19.02         $16.65         $14.35
==============================================================================================================================
 TOTAL RETURN++                                                         (22.33)%         16.30%         17.17%         45.44%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $27,436,153    $31,609,672    $17,802,313     $4,246,552
==============================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.75%          1.72%          1.80%          1.95%
==============================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.50%          1.50%          1.50%          1.50%
==============================================================================================================================
 RATIO OF NET INVESTMENT INCOME (LOSS)TO AVERAGE NET ASSETS                0.08%        (0.08)%          0.23%          0.39%
==============================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  11.64%         19.61%          3.83%          2.47%
==============================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $23,982,746)                                           $24,270,034
Domestic Common Stocks (cost $18,484,892)                           21,388,128
Money Market Investments (cost $12,672,228)                         12,672,228
Foreign Common Stock (cost $8,668,148)                               9,003,508
Preferred Stock (cost $668,935)                                        648,639
--------------------------------------------------------------------------------
                                                                    67,982,537
--------------------------------------------------------------------------------
Dividends and Interest Receivable                                      439,782
Due from Sale of Securities                                            298,231
Due from Sale of Fund Shares                                           257,690
Futures Variation Margin                                                51,975
Unamortized Organizational Costs                                         4,132
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      69,034,347
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        1,604,927
Due on Redemption of Fund Shares                                        42,437
Other Accrued Liabilities                                               37,804
Due to Investment Advisor                                               36,830
Accrued Distribution Fees                                                7,245
Accrued Administrative Fees                                              5,327
Due on Purchase of Foreign Currency                                        230
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  1,734,800
--------------------------------------------------------------------------------
NET ASSETS                                                         $67,299,547
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 5,535,885 shares outstanding)                              $64,029,575
Undistributed Net Investment Income                                    492,856
Undistributed Accumulated Net
 Realized Loss on Investments                                        (151,774)
Net Unrealized Appreciation (Depreciation) of:
 Investment Securities                                               3,505,588
 Futures Contracts                                                   (575,250)
 Foreign Currency Transactions                                         (1,448)
--------------------------------------------------------------------------------
NET ASSETS FOR 5,535,885
 SHARES OUTSTANDING                                                $67,299,547
================================================================================
Per Share of Class A (Based on
 4,486,827 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $12.80
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $12.19
================================================================================
Per Share of Class B (Based on 1,049,058
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $12.03
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                           $2,652,779
 Dividends (less foreign dividend tax of $6,841)                       270,903
--------------------------------------------------------------------------------
  TOTAL INCOME                                                       2,923,682
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                       483,063
 Shareholder Servicing Fees                                            172,523
 Distribution Fees:
  Class A                                                               56,866
  Class B                                                               91,075
 Transfer Agent Fees                                                    75,622
 Custodian Fees                                                         73,465
 Administrative Fees                                                    69,009
 Registration Fees                                                      25,594
 Audit Fees                                                             16,185
 Shareholder Reporting Fees                                             10,334
 Other Expenses                                                          8,701
 Directors Fees                                                          5,322
 Professional Fees                                                       2,926
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                     1,090,685
--------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                  (80,261)
   Custodian Fees Paid Indirectly                                      (6,842)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                 1,003,582
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                               1,920,100
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
 Investment Securities                                               3,233,527
 Futures Contracts                                                   (588,531)
 Foreign Currency Transactions                                         (1,095)
--------------------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
   FOR THE PERIOD                                                    2,643,901
--------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
 Investment Securities                                             (9,351,055)
 Futures Contracts                                                   (686,719)
 Foreign Currency Transactions                                         (1,044)
--------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED DEPRECIATION
   OF INVESTMENTS FOR THE PERIOD                                  (10,038,818)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (7,394,917)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                        $(5,474,817)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

ASSET ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                        For the       For the
                                                       Year Ended    Year Ended
                                                       March 31,     March 31,
                                                          2001          2000
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
  Net Investment Income                                $1,920,100   $1,548,732
  Net Realized Gain on Investments                      2,643,901    6,498,709
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period      (10,038,818)    7,439,572
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                  (5,474,817)   15,487,013
--------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                              (1,558,262)  (1,255,848)
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                   (5,175,260)  (3,354,503)
  Distributions to Class B Shareholders from
   Net Investment Income                                (281,634)    (190,335)
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                   (1,180,642)    (619,819)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                    (8,195,798)  (5,420,505)
--------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 358,776 and 313,966 Shares      4,945,886    4,244,555
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (508,658 and 334,388 shares)   6,693,940    4,607,799
  Payments for 158,603 and 93,783 Shares Redeemed     (2,205,876)  (1,296,649)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
     (708,831 and 554,571 shares)                       9,433,950    7,555,705
--------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 243,898 and 287,133 Shares      3,421,489    3,856,025
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (108,064 and 55,818 shares)    1,405,358      761,351
  Payments for 50,905 and 65,314 Shares Redeemed        (724,942)    (880,800)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
     (301,057 and 277,637 shares)                       4,101,905    3,736,576
--------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS                (134,760)   21,358,789
NET ASSETS
 Beginning of Period                                   67,434,307   46,075,518
--------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET
  INVESTMENT INCOME OF $492,856 AND $416,361,
  RESPECTIVELY)                                       $67,299,547  $67,434,307
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS


                                                                           CLASS A        CLASS A        CLASS A        CLASS A
                                                                          ----------     ----------     ----------     ----------
                                                                           For the        For the        For the        For the
                                                                          Year Ended     Year Ended     Year Ended     Year Ended
                                                                          March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                                2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                          $14.93         $12.49         $12.32         $10.00
  Income from Investment Operations:
   Net Investment Income                                                        0.41+          0.39*           0.32          0.31+
   Net Realized and Unrealized Gains (Losses) on Investments                   (1.41)           3.41           0.46           2.50
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                          (1.00)           3.80           0.78           2.81
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                    (0.40)         (0.37)         (0.31)         (0.24)
   Distributions from Realized Gains on Investments                            (1.34)         (0.99)         (0.30)         (0.25)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                       (1.74)         (1.36)         (0.61)         (0.49)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                                $12.19         $14.93         $12.49         $12.32
====================================================================================================================================
 TOTAL RETURN++                                                               (7.55)%         31.38%          6.41%         28.51%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                                $54,684,610    $56,394,478    $40,249,915    $34,564,169
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                  1.47%          1.57%          1.62%          1.67%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                    1.35%          1.35%          1.35%          1.35%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                           2.90%          2.90%          2.89%          2.67%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                      130.37%        115.67%         79.71%         65.67%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                           CLASS B        CLASS B        CLASS B        CLASS B
                                                                          ----------     ----------     ----------     ----------
                                                                           For the        For the        For the        For the
                                                                          Year Ended     Year Ended     Year Ended     Year Ended
                                                                          March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                                2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                          $14.76         $12.39         $12.26         $10.00
  Income from Investment Operations:
   Net Investment Income                                                         0.32+          0.32*           0.24          0.23+
   Net Realized and Unrealized Gains (Losses) on Investments                   (1.39)           3.35           0.46           2.50
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                          (1.07)           3.67           0.70           2.73
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                    (0.32)         (0.31)         (0.27)         (0.22)
   Distributions from Realized Gains on Investments                            (1.34)         (0.99)         (0.30)         (0.25)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                       (1.66)         (1.30)         (0.57)         (0.47)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                                $12.03         $14.76         $12.39         $12.26
====================================================================================================================================
 TOTAL RETURN++                                                               (8.10)%         30.47%          5.77%         27.69%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                                $12,614,937    $11,039,829     $5,825,603     $1,569,081
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                  2.12%          2.22%          2.27%          2.32%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                    2.00%          2.00%          2.00%          2.00%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                           2.25%          2.25%          2.24%          2.02%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                      130.37%        115.67%         79.71%         65.67%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

-------------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
-------------------------------------------------------------------------------
--------------------
HIGH YIELD BOND FUND
--------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $35,897,481)                                           $35,231,409
Preferred Stock (cost $3,117,648)                                    2,772,771
Money Market Investments (cost $2,092,138)                           2,092,138
Common Stock (cost $1,286,722)                                         104,538
--------------------------------------------------------------------------------
                                                                    40,200,856
--------------------------------------------------------------------------------
Cash                                                                   212,824
Dividends and Interest Receivable                                      951,906
Due from Sale of Securities                                            401,948
Unamortized Organizational Costs                                         4,132
Due from Sale of Fund Shares                                             2,039
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      41,773,705
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                          531,638
Income Dividend Payable                                                361,405
Due to Investment Advisor                                               24,600
Other Accrued Liabilities                                               24,479
Due on Redemption of Fund Shares                                        14,752
Accrued Distribution Fees                                                3,144
Accrued Administrative Fees                                              3,071
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                    963,089
--------------------------------------------------------------------------------
NET ASSETS                                                         $40,810,616
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 5,446,305 shares outstanding)                              $53,178,087
Undistributed Net Investment Income                                     68,441
Undistributed Accumulated Net
 Realized Loss on Investments                                     (10,242,779)
Net Unrealized Depreciation of
 Investment Securities                                             (2,193,133)
--------------------------------------------------------------------------------
NET ASSETS FOR 5,446,305
 SHARES OUTSTANDING                                                $40,810,616
================================================================================
Per Share of Class A (Based on
 4,946,040 Shares Issued and Outstanding):
  OFFERING PRICE                                                         $7.86
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                   $7.49
================================================================================
Per Share of Class B (Based on 500,265
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                         $7.49
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                           $4,239,027
 Dividends                                                             337,808
--------------------------------------------------------------------------------
  TOTAL INCOME                                                       4,576,835
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                       299,971
 Shareholder Servicing Fees                                             99,990
 Distribution Fees:
  Class A                                                               35,748
  Class B                                                               31,859
 Transfer Agent Fees                                                    58,383
 Administrative Fees                                                    39,996
 Registration Fees                                                      22,285
 Audit Fees                                                             16,674
 Custodian Fees                                                         13,062
 Shareholder Reporting Fees                                             11,403
 Other Expenses                                                          8,422
 Directors Fees                                                          5,322
 Professional Fees                                                       3,424
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       646,539
--------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                  (98,981)
   Custodian Fees Paid Indirectly                                      (3,463)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   544,095
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                               4,032,740
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES

NET REALIZED LOSS ON INVESTMENTS
 FOR THE PERIOD                                                    (2,672,893)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
 OF INVESTMENTS FOR THE PERIOD                                         373,987
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (2,298,906)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                          $1,733,834
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

-------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
-------------------------------------------------------------------------------

--------------------
HIGH YIELD BOND FUND
--------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                        For the       For the
                                                       Year Ended    Year Ended
                                                       March 31,     March 31,
                                                          2001          2000
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
  Net Investment Income                                $4,032,740   $4,268,895
  Net Realized Loss on Investments                    (2,672,893)  (6,289,754)
  Net Change in Unrealized Appreciation of
   Investments for the Period                             373,987    2,062,972
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
     from Operations                                    1,733,834       42,113
--------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                              (3,629,006)  (3,788,131)
  Distributions to Class B Shareholders from
   Net Investment Income                                (402,472)    (480,855)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                    (4,031,478)  (4,268,986)
--------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 255,846 and 197,261 Shares      1,980,548    1,673,803
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (450,238 and 410,273 shares)   3,433,595    3,489,184
  Payments for 131,711 and 504,480 Shares Redeemed    (1,004,872)  (4,165,018)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
     (574,373 and 103,054 shares)                       4,409,271      997,969
--------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 64,708 and 138,154 Shares         497,908    1,193,847
  Proceeds from Shares Issued on Reinvestment of
   Distributions Paid (41,903 and 45,340 shares)          320,128      385,397
  Payments for 189,093 and 135,476 Shares Redeemed    (1,437,970)  (1,129,652)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Class B Fund Share Transactions
     ((82,482) and 48,018 shares)                        (619,934)     449,592
--------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS                1,491,693  (2,779,312)
NET ASSETS
 Beginning of Period                                   39,318,923   42,098,235
--------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET
  INVESTMENT INCOME OF $68,441 AND $65,113,
  RESPECTIVELY)                                       $40,810,616  $39,318,923
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

-------------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
-------------------------------------------------------------------------------

--------------------
HIGH YIELD BOND FUND
--------------------

FINANCIAL HIGHLIGHTS

                                                                           CLASS A        CLASS A        CLASS A        CLASS A
                                                                          ----------     ----------     ----------     ----------
                                                                           For the        For the        For the        For the
                                                                          Year Ended     Year Ended     Year Ended     Year Ended
                                                                          March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                                2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                           $7.94          $8.77         $10.79         $10.00
  Income from Investment Operations:
   Net Investment Income                                                        0.78+          0.85*           1.00          1.01+
   Net Realized and Unrealized Gains (Losses) on Investments                   (0.46)         (0.83)         (1.82)           1.19
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                            0.32           0.02         (0.82)           2.20
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                    (0.77)         (0.85)         (1.02)         (1.00)
   Distributions from Realized Gains on Investments                                 _              _         (0.18)         (0.41)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                       (0.77)         (0.85)         (1.20)         (1.41)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                                 $7.49          $7.94          $8.77         $10.79
====================================================================================================================================
 TOTAL RETURN++                                                                 4.42%          0.12%        (7.87)%         22.95%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                                $37,065,041    $34,696,895    $37,414,394    $32,811,316
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                  1.55%          1.60%          1.65%          1.66%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                    1.30%          1.30%          1.30%          1.30%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                          10.15%         10.05%         10.51%          9.30%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                      127.47%        193.63%        178.63%        178.61%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

-------------------------------------------------------------------------------
MARCH 31, 2001
-------------------------------------------------------------------------------

---------------------
HIGH YIELD BOND FUND
--------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            CLASS B        CLASS B        CLASS B        CLASS B
                                                                          ----------     ----------     ----------     ----------
                                                                           For the        For the        For the        For the
                                                                          Year Ended     Year Ended     Year Ended     Year Ended
                                                                          March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                                2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                           $7.93          $8.76         $10.79         $10.00
  Income from Investment Operations:
   Net Investment Income                                                        0.73+          0.80*           0.93          0.93+
   Net Realized and Unrealized Gains (Losses) on Investments                   (0.45)         (0.83)         (1.83)           1.20
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                            0.28         (0.03)         (0.90)           2.13
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                    (0.72)         (0.80)         (0.95)         (0.93)
   Distributions from Realized Gains on Investments                                 _              _         (0.18)         (0.41)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                       (0.72)         (0.80)         (1.13)         (1.34)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                                 $7.49          $7.93          $8.76         $10.79
====================================================================================================================================
 TOTAL RETURN++                                                                 3.88%        (0.54)%        (8.48)%         22.09%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                                 $3,745,575     $4,622,028     $4,683,841     $1,360,925
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                  2.20%          2.25%          2.30%          2.31%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                    1.95%          1.95%          1.95%          1.95%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                           9.50%          9.40%          9.86%          8.65%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                      127.47%        193.63%        178.63%        178.61%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

-------------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
-------------------------------------------------------------------------------

-------------------
MUNICIPAL BOND FUND
-------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $40,184,337)                                           $41,688,823
--------------------------------------------------------------------------------
Cash                                                                   114,615
Due from Sale of Securities                                          1,685,390
Dividends and Interest Receivable                                      508,653
Due from Sale of Fund Shares                                            45,000
Unamortized Organizational Costs                                         4,132
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      44,046,613
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        5,512,328
Income Dividend Payable                                                150,364
Other Accrued Liabilities                                               19,752
Due to Investment Advisor                                                9,307
Accrued Administrative Fees                                              2,869
Accrued Distribution Fees                                                2,278
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  5,696,898
--------------------------------------------------------------------------------
NET ASSETS                                                         $38,349,715
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,584,124 shares outstanding)                              $36,288,462
Undistributed Net Investment Income                                     31,913
Undistributed Accumulated Net Realized
 Gain on Investments                                                   524,854
Net Unrealized Appreciation of
 Investment Securities                                               1,504,486
--------------------------------------------------------------------------------
NET ASSETS FOR 3,584,124
 SHARES OUTSTANDING                                                $38,349,715
================================================================================
Per Share of Class A (Based on
 3,483,454 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $11.23
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $10.70
================================================================================
Per Share of Class B (Based on 100,670
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $10.70
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                           $1,899,131
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                       107,860
 Shareholder Servicing Fees                                             89,883
 Transfer Agent Fees                                                    44,645
 Distribution Fees:
  Class A                                                               35,082
  Class B                                                                6,536
 Administrative Fees                                                    35,953
 Registration Fees                                                      21,769
 Audit Fees                                                             17,274
 Shareholder Reporting Fees                                             12,280
 Other Expenses                                                         10,649
 Custodian Fees                                                          8,592
 Directors Fees                                                          5,294
 Professional Fees                                                       2,915
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       398,732
--------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                  (87,465)
   Custodian Fees Paid Indirectly                                      (7,651)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   303,616
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                               1,595,515
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
 Investment Securities                                                 662,134
 Futures Contracts                                                     (1,469)
--------------------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
   FOR THE PERIOD                                                      660,665
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
 OF INVESTMENTS FOR THE PERIOD                                       1,616,119
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              2,276,784
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                          $3,872,299
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

MUNICIPAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                        For the       For the
                                                       Year Ended    Year Ended
                                                       March 31,     March 31,
                                                          2001          2000
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                $1,595,515   $1,534,532
  Net Realized Gain on Investments                        660,665       52,610
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period         1,616,119  (1,628,806)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                    3,872,299     (41,664)
--------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                              (1,566,433)  (1,498,709)
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                      (76,901)    (242,842)
  Distributions to Class B Shareholders from
   Net Investment Income                                 (33,244)     (35,354)
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                       (1,846)      (6,448)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                    (1,678,424)  (1,783,353)
--------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 44,916 and 123,222 Shares         472,181    1,279,858
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (149,446 and 159,699 shares)   1,537,553    1,619,932
  Payments for 35,923 and 32,459 Shares Redeemed        (367,359)    (327,630)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
     (158,439 and 250,462 shares)                       1,642,375    2,572,160
--------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 24,096 and 32,121 Shares          256,438      327,841
  Proceeds from Shares Issued on Reinvestment of
   Distributions Paid (1,517 and 2,424 shares)             15,526       24,622
  Payments for 12,067 and 27,302 Shares Redeemed        (122,889)    (276,772)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
     (13,546 and 7,243 shares)                            149,075       75,691
--------------------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS                           3,985,325      822,834
NET ASSETS
 Beginning of Period                                   34,364,390   33,541,556
--------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET
  INVESTMENT INCOME OF $31,913 AND $34,006,
  RESPECTIVELY)                                       $38,349,715  $34,364,390
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

-------------------------------------------------------------------------------
M A S O N   S T R E E T   F U N D S
-------------------------------------------------------------------------------

--------------------
MUNICIPAL BOND FUND
-------------------

FINANCIAL HIGHLIGHTS

                                                                           CLASS A        CLASS A        CLASS A        CLASS A
                                                                          ----------     ----------     ----------     ----------
                                                                           For the        For the        For the        For the
                                                                          Year Ended     Year Ended     Year Ended     Year Ended
                                                                          March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                                2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                          $10.07         $10.63         $10.55         $10.00
  Income from Investment Operations:
   Net Investment Income                                                        0.46+          0.46*           0.42          0.46+
   Net Realized and Unrealized Gains (Losses) on Investments                     0.65         (0.49)           0.25           0.69
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                            1.11         (0.03)           0.67           1.15
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                    (0.46)         (0.46)         (0.45)         (0.47)
   Distributions from Realized Gains on Investments                            (0.02)         (0.07)         (0.14)         (0.13)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                       (0.48)         (0.53)         (0.59)         (0.60)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                                $10.70         $10.07         $10.63         $10.55
====================================================================================================================================
 TOTAL RETURN++                                                                11.34%        (0.10)%          6.42%         11.73%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                                $37,272,578    $33,486,954    $32,692,209    $28,172,205
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                  1.09%          1.14%          1.17%          1.24%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                    0.85%          0.85%          0.85%          0.85%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                           4.45%          4.55%          4.18%          4.38%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                      140.65%        184.70%        344.11%        169.37%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

-------------------------------------------------------------------------------
                                                                  MARCH 31, 2001
-------------------------------------------------------------------------------

-------------------
MUNICIPAL BOND FUND
-------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            CLASS B        CLASS B        CLASS B        CLASS B
                                                                          ----------     ----------     ----------     ----------
                                                                           For the        For the        For the        For the
                                                                          Year Ended     Year Ended     Year Ended     Year Ended
                                                                          March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                                2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                          $10.07         $10.63         $10.55         $10.00
  Income from Investment Operations:
   Net Investment Income                                                         0.39+          0.40*           0.36          0.38+
   Net Realized and Unrealized Gains (Losses) on Investments                     0.65         (0.49)           0.23           0.70
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                            1.04         (0.09)           0.59           1.08
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                    (0.39)         (0.40)         (0.37)         (0.40)
   Distributions from Realized Gains on Investments                            (0.02)         (0.07)         (0.14)         (0.13)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                       (0.41)         (0.47)         (0.51)         (0.53)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                                $10.70         $10.07         $10.63         $10.55
====================================================================================================================================
 TOTAL RETURN++                                                                10.62%        (0.75)%          5.72%         10.93%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                                 $1,077,137       $877,436       $849,347       $472,387
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                  1.74%          1.78%          1.82%          1.89%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                    1.50%          1.50%          1.50%          1.50%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                           3.80%          3.90%          3.53%          3.73%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                      140.65%        184.70%        344.11%        169.37%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

SELECT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $40,647,824)                                           $39,557,020
Money Market Investments (cost $5,084,596)                           5,084,596
--------------------------------------------------------------------------------
                                                                    44,641,616
--------------------------------------------------------------------------------
Cash                                                                   117,128
Dividends and Interest Receivable                                      451,745
Unamortized Organizational Costs                                         4,132
Due from Investment Advisor                                              3,503
Due from Sale of Fund Shares                                             2,695
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      45,220,819
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                          300,578
Income Dividend Payable                                                261,912
Other Accrued Liabilities                                               34,494
Due on Redemption of Fund Shares                                        31,758
Accrued Administrative Fees                                              3,388
Accrued Distribution Fees                                                3,105
Futures Variation Margin                                                 2,100
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                    637,335
--------------------------------------------------------------------------------
NET ASSETS                                                         $44,583,484
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 4,600,590 shares outstanding)                              $45,186,798
Undistributed Net Investment Income                                      6,759
 Undistributed Accumulated Net
 Realized Gain on Investments                                          491,981
Net Unrealized Depreciation of:
 Investment Securities                                             (1,090,804)
 Futures Contracts                                                    (11,250)
--------------------------------------------------------------------------------
NET ASSETS FOR 4,600,590
 SHARES OUTSTANDING                                                $44,583,484
================================================================================
Per Share of Class A (Based on 4,274,882
 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $10.17
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                   $9.69
================================================================================
Per Share of Class B (Based on 325,708
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                         $9.69
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                           $2,866,234
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                       116,023
 Shareholder Servicing Fees                                             96,685
 Transfer Agent Fees                                                    56,362
 Distribution Fees:
  Class A                                                               36,219
  Class B                                                               18,410
 Administrative Fees                                                    38,674
 Custodian Fees                                                         26,478
 Registration Fees                                                      23,273
 Audit Fees                                                             15,676
 Shareholder Reporting Fees                                             11,817
 Other Expenses                                                          7,288
 Directors Fees                                                          5,322
 Professional Fees                                                       2,918
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       455,145
--------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                 (110,534)
   Custodian Fees Paid Indirectly                                      (6,312)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   338,299
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                               2,527,935
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain on:
 Investment Securities                                                 498,443
 Futures Contracts                                                     594,334
--------------------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
   FOR THE PERIOD                                                    1,092,777
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
 (Depreciation) of:
  Investment Securities                                              1,377,668
  Futures Contracts                                                   (13,500)
--------------------------------------------------------------------------------
   NET CHANGE IN UNREALIZED APPRECIATION
     OF INVESTMENTS FOR THE PERIOD                                   1,364,168
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              2,456,945
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                          $4,984,880
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

SELECT BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                        For the       For the
                                                       Year Ended    Year Ended
                                                       March 31,     March 31,
                                                          2001          2000
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                $2,527,935   $2,286,702
  Net Realized Gain (Loss) on Investments               1,092,777    (283,558)
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period         1,364,168  (1,245,539)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
     from Operations                                    4,984,880      757,605
--------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                              (2,381,717)  (2,135,884)
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                             _    (362,939)
  Distributions to Class B Shareholders from
   Net Investment Income                                (145,445)    (154,885)
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                             _     (29,176)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                    (2,527,162)  (2,682,884)
--------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 603,432 and 182,584 Shares      5,624,595    1,698,931
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (248,944 and 265,043 shares)   2,305,535    2,468,940
  Payments for 126,858 and 158,608 Shares Redeemed    (1,195,926)  (1,477,474)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
      (725,518 and 289,019 shares)                      6,734,204    2,690,397
--------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 127,527 and 83,972 Shares       1,200,951      788,090
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (14,098 and 18,156 shares)       130,249      168,995
  Payments for 65,488 and 103,728 Shares Redeemed       (605,612)    (960,099)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
    from Class B Fund Share Transactions (76,137
    and (1,600) shares)                                   725,588      (3,014)
--------------------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS                           9,917,510      762,104
NET ASSETS
 Beginning of Period                                   34,665,974   33,903,870
--------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET
  INVESTMENT INCOME OF $6,759 AND $3,918,
  RESPECTIVELY)                                       $44,583,484  $34,665,974
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

SELECT BOND FUND

FINANCIAL HIGHLIGHTS

                                                                           CLASS A        CLASS A        CLASS A        CLASS A
                                                                          ----------     ----------     ----------     ----------
                                                                           For the        For the        For the        For the
                                                                          Year Ended     Year Ended     Year Ended     Year Ended
                                                                          March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                                2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                           $9.13          $9.66          $9.98         $10.00
  Income from Investment Operations:
   Net Investment Income                                                        0.61+          0.68*           0.61          0.71+
   Net Realized and Unrealized Gains (Losses) on Investments                    0.56         (0.47)         (0.16)           0.46
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                            1.17           0.21           0.45           1.17
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                    (0.61)         (0.63)         (0.68)         (0.71)
   Distributions from Realized Gains on Investments                                 _         (0.11)         (0.09)         (0.48)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                       (0.61)         (0.74)         (0.77)         (1.19)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                                 $9.69          $9.13          $9.66          $9.98
====================================================================================================================================
 TOTAL RETURN++                                                                13.32%          2.26%          4.60%         12.11%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                                $41,428,580    $32,388,650    $31,478,811    $28,617,421
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                  1.14%          1.26%          1.26%          1.29%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                    0.85%          0.85%          0.85%          0.85%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                           6.57%          6.70%          7.03%          6.93%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                      187.60%         92.12%        252.44%        362.32%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

MARCH 31, 2001

SELECT BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            CLASS B        CLASS B        CLASS B        CLASS B
                                                                          ----------     ----------     ----------     ----------
                                                                           For the        For the        For the        For the
                                                                          Year Ended     Year Ended     Year Ended     Year Ended
                                                                          March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the year)                                2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                           $9.12          $9.66          $9.98         $10.00
  Income from Investment Operations:
   Net Investment Income                                                        0.55+          0.60*           0.56          0.66+
     Net Realized and Unrealized Gains (Losses) on Investments                   0.57         (0.46)         (0.18)           0.44
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                            1.12           0.14           0.38           1.10
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                    (0.55)         (0.57)         (0.61)         (0.64)
   Distributions from Realized Gains on Investments                                 _         (0.11)         (0.09)         (0.48)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                       (0.55)         (0.68)         (0.70)         (1.12)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                                 $9.69          $9.12          $9.66          $9.98
====================================================================================================================================
 TOTAL RETURN++                                                                12.71%          1.49%          3.91%         11.34%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                                 $3,154,904     $2,277,324     $2,425,059       $643,332
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                  1.78%          1.90%          1.91%          1.94%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                    1.50%          1.50%          1.50%          1.50%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                           5.92%          6.05%          6.38%          6.28%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                      187.60%         92.12%        252.44%        362.32%
====================================================================================================================================

+  Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses;
   excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
*  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S

NOTES TO FINANCIAL STATEMENTS

--------
 NOTE 1
--------
Mason Street Funds, Inc. was incorporated under the laws of the state of Maryland on August 30, 1996 as an open-end investment company under the Investment Company Act of 1940. Mason Street Funds/R initially consisted of the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and the Select Bond Fund, collectively known as "the Funds." The Funds commenced operations on March 31, 1997 at $10.00 per share with 1,200 shares in each of the Funds owned by Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). On April 1, 1997, Northwestern Mutual invested an additional $225 million in Mason Street/R; $25 million in the Class A shares in each of the Funds. Subsequently, Northwestern Mutual transferred some of its shares to an affiliate.

On July 12, 1999, two new portfolios commenced operations in the Funds: Small Cap Growth Stock Fund and Index 400 Stock Fund. These two new Funds were each organized with 300,000,000 authorized shares of Common Stock. The par value is $.001 per share. Northwestern Mutual purchased 2,601,000 shares at $10.00 per share of the Index 400 Stock Fund and 501,000 shares of the Small Cap Growth Stock Fund.

Each Fund offers two classes of shares: Class A shares with an initial sales charge up to 4.75% and Class B shares with contingent deferred sales charge of 5.0% to 0% over a period of up to six years. Each class of shares has equal rights with respect to voting privileges.

Organizational costs and initial registration expenses of the initial nine Funds are being deferred and amortized over the period of benefit, but not to exceed 60 months from the Funds' commencement of operations. These costs, totaling $417,215, were advanced by Northwestern Mutual and were reimbursed by the nine Funds equally.

--------
 NOTE 2
--------
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized in the following Notes.

--------
 NOTE 3
--------
Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued using procedures approved by the Board of Directors. Stocks listed on a national or foreign stock exchange are generally valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are generally valued at the closing bid price on the over-the-counter market. Money market investments with maturities exceeding 60 days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of 60 days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

--------
 NOTE 4
--------
Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the International Equity Fund, Asset Allocation Fund and Select Bond Fund purchase or sell a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of underlying instruments and from the possible inability of counter parties to meet the terms of their contracts.

The International Equity Fund, Asset Allocation Fund and Select Bond Fund do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized and unrealized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

MARCH 31, 2001

--------
 NOTE 5
--------
The Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Index 400 Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund invest in futures contracts as an alternative to investing in individual securities. The Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Index 400 Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Funds receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

--------
 NOTE 6
--------
Income, Fund expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding for the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, International Equity Fund, Index 400 Stock Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund and Asset Allocation Fund. Dividends and other distributions are calculated in a similar manner and are declared and distributed to shareholders annually for these Funds. For the High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund, income and Fund expenses are allocated daily to each class of shares based on the value of settled shares. Realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding. Dividends and other distributions are calculated in a similar manner. Income dividends are declared daily, paid monthly. Capital gain dividends are declared and distributed annually for these Funds.
--------------------------------------------------------------------------------
--------
 NOTE 7
--------
Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts on securities purchased in the Funds are amortized over the life of the respective securities using the effective interest method. Premiums for the Municipal Bond Fund are amortized to the remaining life or earlier call date, whichever is earlier. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended March 31, 2001, transactions in securities other than money market investments were:

                                                          Total    U.S. Gov't.
                                Total     U.S. Gov't.   Security     Security
                               Security    Security      Sales/       Sales/
Fund                          Purchases    Purchases   Maturities   Maturities
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND  $12,476,415            _  $10,351,831           _
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND  52,983,289            _   55,714,453           _
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND     11,197,512            _    9,423,754           _
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND          20,633,886            _   15,890,350           _
--------------------------------------------------------------------------------
GROWTH STOCK FUND             21,064,128            _   17,770,421           _
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND  23,626,969            _   24,738,355           _
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND          19,202,989            _   10,269,612           _
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND         76,167,622  $24,232,480   76,069,357 $29,072,379
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND          47,323,048            _   46,497,344           _
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND           56,641,073            _   52,300,417           _
--------------------------------------------------------------------------------
SELECT BOND FUND              71,481,921   38,055,209   64,428,303  29,643,280
--------------------------------------------------------------------------------

M A S O N   S T R E E T   F U N D S

--------
 NOTE 8
--------
Northwestern Mutual Investment Services, LLC ("NMIS") serves as investment advisor to each of the Funds, with certain of the Funds also being served by a subadvisor. Each Fund pays NMIS an annual fee for investment advisory services based on average daily net assets of the Fund according to the following schedule:

Fund                                 Fee
----------------------------------------
SMALL CAP GROWTH STOCK FUND        0.85%
----------------------------------------
AGGRESSIVE GROWTH STOCK FUND       0.75%
----------------------------------------
INTERNATIONAL EQUITY FUND          0.85%
----------------------------------------
INDEX 400 STOCK FUND               0.40%
----------------------------------------
GROWTH STOCK FUND                  0.75%
----------------------------------------
GROWTH AND INCOME STOCK FUND       0.65%
----------------------------------------
INDEX 500 STOCK FUND               0.30%
----------------------------------------
ASSET ALLOCATION FUND              0.70%
----------------------------------------
HIGH YIELD BOND FUND               0.75%
----------------------------------------
MUNICIPAL BOND FUND                0.30%
----------------------------------------
SELECT BOND FUND                   0.30%
----------------------------------------

J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Fund and the International Equity Fund, respectively. Of the amounts received from the Growth and Income Stock Fund, NMIS pays J.P. Morgan 0.45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J.P. Morgan, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on the combined assets in excess of $400 million. Of the amounts received from the International Equity Fund, NMIS pays Templeton 0.50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton and 0.40% on the combined net assets in excess of $100 million.

Robert W. Baird & Co. Incorporated ("Baird") serves as the Distributor of the Funds. Baird is an affiliate of Northwestern Mutual and NMIS. The Funds have a 12b-1 distribution plan and shareholder services agreement with Baird pursuant to which a 0.35% and a 1.00% annual fee for Class A and Class B, respectively, is calculated based on daily net assets.

The 0.35% fee for Class A is comprised of a 0.25% shareholder servicing fee and a 0.10% distribution fee paid to Baird for various distribution expenses. The 1.00% fee for Class B is comprised of a 0.25% shareholder servicing fee and a 0.75% distribution fee. Of the 1.00%, 0.35% is paid to Baird for distribution expenses; the remaining 0.65% is paid to Northwestern Mutual for reimbursement of commissions paid to agents.

Baird received $454,743 of dealer allowances, Northwestern Mutual received $137,810 of underwriting concessions from Class A sales charges and Northwestern Mutual received $166,327 of contingent deferred sales charges from Class B shares for the year ended March 31, 2001.

Each Fund also pays the administrator, Northwestern Mutual, a monthly fee at an annual rate of 0.10% plus costs for pricing securities. This administration fee is for services including recordkeeping, preparation of reports and fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

In addition, each Fund pays transfer agent and custodian fees, outside professional and auditing fees, registration fees, trademark fees, organizational costs, insurance premiums, Directors' fees and expenses, and the printing and mailing costs of sending reports and other information to existing shareholders.

The Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for maintaining compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements.

NMIS and affiliates have agreed to waive their fees and absorb certain other operating expenses through March 31, 2004, to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Fund                              Class A            Class B
--------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND        1.40%               2.05%
--------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND       1.30%               1.95%
--------------------------------------------------------------
INTERNATIONAL EQUITY FUND          1.65%               2.30%
--------------------------------------------------------------
INDEX 400 STOCK FUND               0.95%               1.60%
--------------------------------------------------------------
GROWTH STOCK FUND                  1.30%               1.95%
--------------------------------------------------------------
GROWTH AND INCOME STOCK FUND       1.20%               1.85%
--------------------------------------------------------------
INDEX 500 STOCK FUND               0.85%               1.50%
--------------------------------------------------------------
ASSET ALLOCATION FUND              1.35%               2.00%
--------------------------------------------------------------
HIGH YIELD BOND FUND               1.30%               1.95%
--------------------------------------------------------------
MUNICIPAL BOND FUND                0.85%               1.50%
--------------------------------------------------------------
SELECT BOND FUND                   0.85%               1.50%
--------------------------------------------------------------

MARCH 31, 2001

NMIS and affiliates have waived the following fees for the year ended March 31, 2001:

                                               Distribution Fees
Fund                          Class A       Class B         Other        Total
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND         -            $9      $132,202     $132,211
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND        -           401       134,576      134,977
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND           -           103        68,054       68,157
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND           $1,665             -       147,081      148,746
--------------------------------------------------------------------------------
GROWTH STOCK FUND                   -           157       123,442      123,599
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND        -            44       108,048      108,092
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                -           213       236,700      236,913
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND               -            62        80,199       80,261
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                -            50        98,931       98,981
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND               403             -        87,062       87,465
--------------------------------------------------------------------------------
SELECT BOND FUND                    -            17       110,517      110,534
--------------------------------------------------------------------------------
TOTAL                          $2,068        $1,056    $1,326,812   $1,329,936
--------------------------------------------------------------------------------

The Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Growth Stock Fund and Asset Allocation Fund paid commissions on Fund transactions to an affiliated broker in the amount of $1,308, $4,362, $138 and $54, respectively, during the year ended March 31, 2001.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Funds has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.
--------------------------------------------------------------------------------
--------
 NOTE 9
--------
Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Accordingly, no provisions have been made for federal taxes.

Taxable distributions from net investment income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income. The differences between cost amounts for book purposes and tax purposes are due to deferred losses.

It is the policy of each Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

After October 31, 2000, the Small Cap Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund and Select Bond Fund had losses in the amounts of $347,111, $1,394,591, $589,189, $1,067,216, $1,005,708, $770,723,
$883,284 and $936,580, respectively. These amounts are deferred and deemed to have occurred in the next fiscal year.

The High Yield Bond Fund has a net realized capital loss of $10,237,128 of which $5,773,582 expires in 2009, $3,822,792 expires in 2008, and $640,754 expires in
2007. These amounts will be carried forward to offset future net realized capital gains.

During the year ended March 31, 2001, the Select Bond Fund utilized $1,625 of a capital loss carryforward to reduce the amount of net realized capital gains to be distributed.

---------
 NOTE 10
---------
As required, effective april 1, 2001, the asset allocation fund, high yield bond fund, and select bond fund adopted the provisions of the aicpa audit and accounting guide for investment companies and began amortizing premium on debt securities. Prior to april 1, 2001, these funds did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in the following reductions in cost of securities and corresponding increases in net unrealized appreciation (depreciation) based on securities held as of march 31, 2001, in the asset allocation fund, high yield bond fund and select bond fund in the amounts of $28,374, $4,331 and $19,006, respectively.

M A S O N   S T R E E T   F U N D S

---------------------------
 DISTRIBUTIONS (UNAUDITED)
---------------------------
Dividends distributed during the twelve months which were derived from interest on U.S. government securities which is generally exempt from state income tax are as follows:

------------------------------------
Index 400 Stock Fund              2%
------------------------------------
Growth Stock Fund                 1%
------------------------------------
Index 500 Stock Fund              1%
------------------------------------
Asset Allocation Fund            22%
------------------------------------
Select Bond Fund                 10%
------------------------------------

Under IRC 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentages of ordinary income dividends (including short-term capital gain distributions) paid by each Fund as income qualifying for the dividends received deduction for the year ended March 31, 2001.
------------------------------------
Aggressive Growth Stock Fund      1%
------------------------------------
Index 400 Stock Fund             12%
------------------------------------
Growth Stock Fund                28%
------------------------------------
Growth and Income Stock Fund    100%
------------------------------------
Index 500 Stock Fund            100%
------------------------------------
Asset Allocation Fund             6%
------------------------------------
High Yield Bond Fund              9%
------------------------------------

The International Equity Fund elects to pass foreign taxes through to the Fund's shareholders. During the year ended March 31, 2001, the amount was $80,672. In addition, for the year ended March 31, 2001, net income derived from sources within foreign currencies amounted to $286,011 for the International Equity Fund.

The following distributions through the year ended March 31, 2001 are designated as long-term capital gains:

---------------------------------------------
Small Cap Growth Stock Fund          $107,028
---------------------------------------------
Aggressive Growth Stock Fund       11,741,299
---------------------------------------------
International Equity Fund           1,168,700
---------------------------------------------
Index 400 Stock Fund                  721,061
---------------------------------------------
Growth Stock Fund                   3,493,346
---------------------------------------------
Growth and Income Stock Fund          882,479
---------------------------------------------
Index 500 Stock Fund                3,497,690
---------------------------------------------
Asset Allocation Fund               2,666,639
---------------------------------------------
Municipal Bond Fund                     4,546
---------------------------------------------

The data is informational only. Every year in January, shareholders are sent a Form 1099-DIV representing their portion of the capital gain distributions on a calendar year basis to be reported on their income tax return.

MARCH 31, 2001

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Mason Street Funds/R, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, International Equity Fund, Index 400 Stock Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund (constituting Mason Street Funds/R, Inc., hereafter referred to as the "Funds") at March 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.



Milwaukee, Wisconsin
April 26, 2001

 M A S O N   S T R E E T   F U N D S

DIRECTORS AND OFFICERS

DIRECTORS
JAMES D. ERICSON
Chairman and Chief Executive Officer
Northwestern Mutual, Milwaukee

EDWARD J. ZORE
President
Northwestern Mutual, Milwaukee

MARTIN F. STEIN
Founder
Stein Optical, Milwaukee

JOHN K. MACIVER
Senior Partner
Michael Best & Friedrich LLC, Milwaukee

STEPHEN N. GRAFF
Retired Partner
Arthur Andersen LLP, Milwaukee

WILLIAM J. BLAKE
Chairman
Blake Investment Corp., Milwaukee

WILLIAM A. MCINTOSH
Retired Division Head - U.S. Fixed Income
Salomon Brothers, Chicago

OFFICERS
JAMES D. ERICSON
President

MARK G. DOLL
Vice President and Treasurer

MERRILL C. LUNDBERG
Secretary

BARBARA E. COURTNEY
Controller

                      This page intentionally left blank.

                      This page intentionally left blank.


--------------------------------------------------------------------------------
This brochure is authorized for distribution only when preceded or accompanied by a current Prospectus for Mason Street Funds(R). The Prospectus contains more complete information about sales charges, fees and expenses. You should read it carefully before you invest. Shares of Mason Street Funds(R) will fluctuate with market conditions and the value of your investment may be more or less than its cost.

"Standard & Poor's(R)," "S&P(R) ," "S&P 500(R)," "S&P 500 Index," "Standard & Poor's 500 Index," "S&P MidCap 400 Index" and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

Robert W. Baird & Co. Incorporated, Distributor

Robert W. Baird & Co. Incorporated. Member New York Stock Exchange and other principal exchanges, member SIPC, and a subsidiary of The Northwestern Mutual Life Insurance Company.

Mason Street Funds(R)
P.O. Box 219419
Kansas City, MO 64121-9419
1-888-MASONST (1-888-627-6678)
www.masonstreetfunds.com

94-1002
11/97 (Rev. 5/01)

-------------------------------------------------------------------------------
This brochure is authorized for distribution only when preceded or accompanied by a current Prospectus for Mason Street Funds(R). The Prospectus contains more complete information about sales charges, fees and expenses. You should read it carefully before you invest. Shares of Mason Street Funds(R) will fluctuate with market conditions and the value of your investment may be more or less than its cost.

"Standard & Poor's(R)," "S&P(R) ," "S&P 500(R)," "S&P 500 Index," "Standard & Poor's 500 Index," "S&P MidCap 400 Index" and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

Robert W. Baird & Co. Incorporated, Distributor

Robert W. Baird & Co. Incorporated. Member New York Stock Exchange and other principal exchanges, member SIPC, and a subsidiary of The Northwestern Mutual Life Insurance Company.


517956

Mason Street Funds(R)
P.O. Box 219419
Kansas City, MO 64121-9419
1-888-MASONST (1-888-627-6678)
www.masonstreetfunds.com

94-1002
11/97 (Rev. 5/01)

-----------------
    PRSRT STD
  U.S. POSTAGE
     PAID
 KANSAS CITY, MO
PERMIT NO. 2891
-----------------

-------------------------------------------------------------------------------
This brochure is authorized for distribution only when preceded or accompanied by a current Prospectus for Mason Street Funds(R). The Prospectus contains more complete information about sales charges, fees and expenses. You should read it carefully before you invest. Shares of Mason Street Funds(R) will fluctuate with market conditions and the value of your investment may be more or less than its cost.

"Standard & Poor's(R)," "S&P(R) ," "S&P 500(R)," "S&P 500 Index," "Standard & Poor's 500 Index," "S&P MidCap 400 Index" and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

Robert W. Baird & Co. Incorporated, Distributor

Robert W. Baird & Co. Incorporated. Member New York Stock Exchange and other principal exchanges, member SIPC, and a subsidiary of The Northwestern Mutual Life Insurance Company.

Mason Street Funds(R)
P.O. Box 219419
Kansas City, MO 64121-9419
1-888-MASONST (1-888-627-6678)
www.masonstreetfunds.com

94-1002
11/97 (Rev. 5/01)